[front cover]


September 30, 2000

AMERICAN CENTURY
Semiannual Report

Short-Term Treasury
Intermediate-Term Treasury
Long-Term Treasury


                                  [american century logo and text logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

Review the day's market activity at www.americancentury.com

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

Information and advance notice

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or figures that are likely to affect market activity.

Review the week

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

Easy to find

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to www.americancentury.com, click on "News" in the tool bar, and locate the
Wrap you're looking for in the left column.

[Dalbar Seal]

    American   Century' s  fund  performance  reports  have  been  awarded  the
Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in
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[left margin]

SHORT-TERM TREASURY
(BSTAX)
--------------------------

INTERMEDIATE-TERM TREASURY
(CPTNX)
--------------------------

LONG-TERM TREASURY
(BLAGX)
--------------------------

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     American Century's Short-, Intermediate-, and Long-Term Treasury funds posted solid returns for the six months ended September 30, 2000, a volatile period for equity markets. For risk-averse investors or those with short investment horizons, this demonstrated the value of maintaining at least a modest fixed-income position to cushion against stock price swings. The funds' investment team reviews fund performance and the Treasury market in general beginning on page 3.

     Turning to corporate matters, Chase Manhattan Corp. recently announced plans to acquire J.P. Morgan & Co., a substantial minority shareholder in American Century Companies, Inc. since 1998. If the transaction is completed as expected, J.P. Morgan Chase, the new enterprise, will own the shares of American Century currently held by Morgan. Corporate control of American Century is not affected by this transaction. We will be exploring ways to partner with J.P. Morgan Chase for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we have chosen to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation (in particular, leveraging our earnings-acceleration screening system to build the next generation of portfolio management technologies). However, his first priority will be continuing involvement on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                  James E. Stowers III
Chairman of the Board and Founder                      Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
SHORT-TERM TREASURY
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Schedule of Investments ................................................    7
INTERMEDIATE-TERM TREASURY
   Performance Information ................................................    8
   Management Q&A .........................................................    9
   Portfolio at a Glance ..................................................    9
   Schedule of Investments ................................................   11
LONG-TERM TREASURY
   Performance Information ................................................   12
   Management Q&A .........................................................   13
   Portfolio at a Glance ..................................................   13
   Schedule of Investments ................................................   15
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   16
   Statement of Operations ................................................   17
   Statement of Changes
      in Net Assets .......................................................   18
   Notes to Financial
      Statements ..........................................................   19
   Financial Highlights ...................................................   22
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   28
   Background Information
      Investment Philosophy
         and Policies .....................................................   29
      Comparative Indices .................................................   29
      Lipper Rankings .....................................................   29
      Investment Team
         Leaders ..........................................................   29
   Glossary ...............................................................   30


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* U.S. bonds posted generally solid returns for the six months ended September 30, 2000. The returns for U.S. government securities generally ranged from 2-5% during the period.

* After outperforming earlier in the year, Treasury securities generally underperformed non-Treasury taxable securities.

* Among Treasurys, 2- to 10-year notes and Treasury inflation-indexed securities (TIIS) were among the best performers.

* Longer-term Treasury bonds lagged. With declining Treasury buybacks and higher oil prices taking their toll, the 30-year T-bond yielded more than the 10-year T-note for the first time since mid-January.

SHORT-TERM TREASURY

*   The fund produced a solid return.

* Taking a cautious approach, we kept the portfolio's sensitivity to interest rate changes (duration) short of the fund benchmark's. That caused the fund to lag a bit behind its peer group average and benchmark.

* Our quantitative fixed-income analysis team assisted us in making timely adjustments between Treasury and agency bonds in the portfolio, which helped the fund stay close to its peers.

*   The portfolio's TIIS position also boosted performance.

* We expect a "soft landing" for the U.S. economy, and believe the Federal Reserve will refrain from further interest rate moves in the near term. We think the fund is well positioned for that scenario.

INTERMEDIATE-TERM TREASURY

*   The fund produced a solid return and outperformed its Lipper peers.

* Our quantitative fixed-income analysis team assisted us in making timely adjustments between Treasury and agency bonds in the portfolio.

*   The portfolio's TIIS position also boosted performance.

* We expect a "soft landing" for the U.S. economy, and believe the Federal Reserve will refrain from further interest rate moves in the near term. We think the fund is well positioned for that scenario.

LONG-TERM TREASURY

* The fund performed quite well, considering that it was positioned in the most challenging Treasury maturity area. The further out beyond 10 years on the maturity spectrum, the worse performance was likely to be.

* Long-Term Treasury generated a higher yield than its peers. The higher yield came from a combination of the fund's longer maturity and lower expenses.

*   The portfolio's TIIS position produced mixed performance.

*   The fund's long-maturity zero-coupon bonds performed well.

* We believe the economy will continue to slow and inflationary pressures should subside. Against that backdrop, we think long-term Treasury bonds should perform well. We plan to maintain our holdings in TIIS.

[left margin]

             SHORT-TERM TREASURY(1)
                     (BSTAX)
    TOTAL RETURNS:               AS OF 9/30/00
       6 Months                          3.67%(2)
       1 Year                            5.35%
    30-DAY SEC YIELD:                    5.87%
    INCEPTION DATE:                     9/8/92
    NET ASSETS:                  $55.6 million(3)

          INTERMEDIATE-TERM TREASURY(1)
                     (CPTNX)
    TOTAL RETURNS:               AS OF 9/30/00
       6 Months                          4.66%(2)
       1 Year                            6.41%
    30-DAY SEC YIELD:                    5.64%
    INCEPTION DATE:                    5/16/80
    NET ASSETS:                 $340.2 million(3)

             LONG-TERM TREASURY(1)
                     (BLAGX)
    TOTAL RETURNS:               AS OF 9/30/00
       6 Months                          3.66%(2)
       1 Year                            9.44%
    30-DAY SEC YIELD:                    5.69%
    INCEPTION DATE:                     9/8/92
    NET ASSETS:                  $98.7 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on pages 4, 8, and 12.
Investment terms are defined in the Glossary on pages 30-31.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

U.S. ECONOMIC AND BOND  MARKET OVERVIEW

     An economic slowdown, an extended pause in the Federal Reserve's program of interest rate hikes, and stock market volatility helped U.S. bonds post generally solid returns during the six months ended September 30, 2000. The returns for U.S. government securities generally ranged from 2-5% during the period (see the Treasury Index Returns table at right).

     After withstanding six increases in short-term interest rates by the Federal Reserve since June 1999, the U.S. economy finally slowed. Annualized third quarter economic growth was just 2.7% (by initial estimates), significantly lower than the rate during the first half of 2000. As the threat of higher inflation faded in late May and June, the Fed stood pat after raising rates in mid-May.

     By late summer, rising oil prices and a declining euro (the European currency) further threatened global economic growth, as well as demand for U.S. goods and services. With corporate profits coming under pressure, stocks staggered and bonds were boosted by the combination of increased demand and a more stable interest rate environment.

SPREAD SECTORS OUTPERFORM TREASURYS

     Not all bond sectors benefited equally. In the taxable bond arena, mortgage-backed, agency, and asset-backed bonds performed best. Investors sought value and higher yields in those sectors after Treasury yields dropped dramatically during the first half of this year.

     As a result, Treasury notes and bonds generally underperformed non-Treasury (spread sector) notes and bonds during the six-month period, with the 30-year T-bond lagging furthest behind. With declining Treasury buybacks and higher oil prices taking their toll, the long end of the Treasury yield curve "disinverted" (the 30-year T-bond yielded more than the 10-year T-note) for the first time since mid-January.

INTERMEDIATE-TERM TREASURYS AND TIIS PERFORMED BEST

     With the long end of the Treasury yield curve "disinverting" and the short end stabilizing as the Fed stopped raising interest rates, the place to be in the Treasury market was the two- to 10-year maturity range. The five-year note performed best, returning 4.85% as its yield fell 47 basis points. By comparison, the 30-year bond returned just 2.42% as its yield rose six basis points.

     Treasury inflation-indexed securities (TIIS) drew increasing attention. Investors believed that TIIS, whose yields are adjusted for changes in inflation, were attractive relative to the spread sectors and nominal (traditional) Treasury bonds. The second and third quarters of 2000 provided a favorable environment for TIIS--inflation, though mild, ticked up slightly, and real (inflation-adjusted) yields fell.

[right margin]

"THE PLACE TO BE IN THE TREASURY MARKET WAS THE TWO- TO 10-YEAR MATURITY RANGE."

TREASURY INDEX RETURNS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
   SALOMON BROTHERS 1- TO 3-YEAR
      TREASURY INDEX                      3.86%
   SALOMON BROTHERS 3- TO 10-YEAR
      TREASURY INDEX                      4.83%
   SALOMON BROTHERS LONG-TERM
      TREASURY INDEX                      3.79%

Source: Russell/Mellon Analytical Services and Bloomberg Financial Markets

[line graph - data below]

"DISINVERTING" TREASURY YIELD CURVE

YEARS TO
MATURITY        3/31/00         9/30/00
1                6.24%           6.10%
2                6.48%           5.98%
3                6.42%           5.93%
4                6.37%           5.89%
5                6.32%           5.85%
6                6.25%           5.84%
7                6.19%           5.83%
8                6.13%           5.82%
9                6.07%           5.81%
10               6.01%           5.80%
11               6.00%           5.80%
12               5.99%           5.80%
13               5.98%           5.80%
14               5.97%           5.80%
15               5.96%           5.80%
16               5.95%           5.80%
17               5.94%           5.80%
18               5.93%           5.80%
19               5.92%           5.80%
20               5.91%           5.80%
21               5.90%           5.80%
22               5.89%           5.81%
23               5.88%           5.82%
24               5.87%           5.83%
25               5.86%           5.84%
26               5.85%           5.85%
27               5.84%           5.86%
28               5.83%           5.87%
29               5.83%           5.88%
30               5.83%           5.89%

Source: Bloomberg Financial Markets


                                                www.americancentury.com      3


Short-Term Treasury--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2000

                             INVESTOR CLASS (INCEPTION 9/8/92)                   ADVISOR CLASS (INCEPTION 10/6/97)
            SHORT-TERM   SALOMON 1- TO 3-YR.   SHORT U.S. TREASURY FUNDS(2)      SHORT-TERM   SALOMON 1- TO 3-YR.
             TREASURY      TREASURY INDEX     AVERAGE RETURN   FUND'S RANKING     TREASURY      TREASURY INDEX
=======================================================================================================================
6 MONTHS(1)    3.67%           3.86%             3.70%               --             3.54%            3.86%
1 YEAR         5.35%           5.75%             5.31%          11 OUT OF 24        5.09%            5.75%
=======================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS        5.05%           5.64%             5.05%          11 OUT OF 22         --                --
5 YEARS        5.21%           5.88%             5.32%           9 OUT OF 17         --                --
LIFE OF FUND   4.85%          5.50%(3)          4.96%(4)         5 OUT OF 8         4.71%           5.64%(5)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 8/31/92, the date nearest the class's inception for which data are available.

(4) Since 9/30/92, the date nearest the class's inception for which data are available.

(5) Index data since 9/30/97, the date nearest the class's inception for which data are available.

See pages 28-30 for information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 9/30/00
Salomon 1- to 3-Year
   Treasury Index       $15,418
Short-Term Treasury     $14,650

                   Short-Term       Salomon 1- to 3-Year
                    Treasury           Treasury Index
DATE                 VALUE                 VALUE
9/8/1992            $10,000               $10,000
12/31/1992          $10,023               $10,117
3/31/1993           $10,279               $10,333
6/30/1993           $10,388               $10,449
9/30/1993           $10,512               $10,597
12/31/1993          $10,557               $10,662
3/31/1994           $10,500               $10,609
6/30/1994           $10,498               $10,613
9/30/1994           $10,585               $10,715
12/31/1994          $10,574               $10,718
3/31/1995           $10,906               $11,070
6/30/1995           $11,222               $11,419
9/30/1995           $11,369               $11,584
12/31/1995          $11,625               $11,870
3/31/1996           $11,638               $11,919
6/30/1996           $11,725               $12,042
9/30/1996           $11,898               $12,241
12/31/1996          $12,103               $12,470
3/31/1997           $12,176               $12,555
6/30/1997           $12,419               $12,828
9/30/1997           $12,643               $13,079
12/31/1997          $12,843               $13,300
3/31/1998           $13,015               $13,493
6/30/1998           $13,201               $13,700
9/30/1998           $13,588               $14,122
12/31/1998          $13,669               $14,228
3/31/1999           $13,743               $14,315
6/30/1999           $13,747               $14,397
9/30/1999           $13,909               $14,580
12/31/1999          $13,976               $14,661
3/31/2000           $14,135               $14,845
6/30/2000           $14,363               $15,100
9/30/2000           $14,650               $15,418

$10,000 investment made 9/8/92(3)

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Salomon 3- to 10-Year Treasury Index is provided for comparison in each graph. Short-Term Treasury's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total return of the index does not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED SEPTEMBER 30)

                 Short-Term     Salomon 1- to 3-Year
                  Treasury         Treasury Index
DATE               RETURN              RETURN
9/30/1993*          4.77%               4.99%
9/30/1994           0.69%               1.11%
9/30/1995           7.40%               8.11%
9/30/1996           4.65%               5.67%
9/30/1997           6.26%               6.85%
9/30/1998           7.48%               7.97%
9/30/1999           2.37%               3.25%
9/30/2000           5.35%               5.75%

* From 9/30/92 (the date after the class's inception for which index data are available).


4      1-800-345-2021


Short-Term Treasury--Q&A
--------------------------------------------------------------------------------
[photo of Bob Gahagan]

     An interview with Bob Gahagan, a portfolio manager on the Short-Term Treasury fund investment team.

HOW DID SHORT-TERM TREASURY PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2000?

     The six months were generally upbeat for most government bonds, allowing the fund to produce a solid total return. Short-Term Treasury returned 3.67%, narrowly trailing the 3.70% average return of 25 "Short U.S. Treasury Funds" tracked by Lipper Inc.* The fund's benchmark, the Salomon Brothers 1- to 3-Year Treasury Index, returned 3.86%. (See the previous page for other fund performance comparisons.)

WHAT CAUSED THE PERFORMANCE GAP BETWEEN THE FUND, THE LIPPER AVERAGE, AND THE BENCHMARK?

     We were a little too conservative in managing the fund's duration. Duration measures a bond portfolio's price sensitivity to interest rate changes--more duration translates to greater price changes when interest rates move and less duration means less price sensitivity. So you'd like to have more (longer) duration when interest rates are falling (and bond prices are rising), which was the case during the six-month period.

     However, we were concerned about the strength of the U.S. economy and the possibility of higher interest rates, so we kept duration a bit short of the benchmark's. As it became clearer that economic growth was slowing and near-term interest rate hikes were becoming increasingly unlikely, we lengthened the fund's duration, which helped as bonds continued to rally. But we did lose some ground at the beginning of the period.

WHAT OTHER STRATEGY DECISIONS DID  YOU MAKE?

     At times we adjusted the balance between Treasury and agency bonds in the portfolio to take advantage of supply and demand imbalances. Those adjustments helped the fund keep pace with its peers.

     For example we took advantage of an agency bond rally that began in May, reducing the portfolio's agency position from 25% to 14% by selling three-year and shorter-maturity bonds at higher prices.

     But by late summer, yields on agency bonds began to creep higher. We used that as an opportunity to reintroduce agency securities to the portfolio, increasing holdings to 24%.

WHAT TOOLS DID YOU USE TO MAKE THESE ADJUSTMENTS?

     We have a quantitative fixed-income analysis team that helps us choose where to concentrate the portfolio's holdings and where to limit its exposure.

     For example, detailed return attribution analysis by the quantitative team plays a significant role in our process. The team uses proprietary models to

* All fund returns and yields referenced in this interview are for Investor Class shares.

[right margin]

"THE SIX MONTHS WERE GENERALLY UPBEAT FOR MOST GOVERNMENT BONDS."

PORTFOLIO AT A GLANCE
                          9/30/00       3/31/00
NUMBER OF SECURITIES        13             8
WEIGHTED AVERAGE
   MATURITY               1.7 YRS       1.6 YRS
AVERAGE DURATION          1.5 YRS       1.3 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)        0.51%*         0.51%

* Annualized.

YIELDS AS OF SEPTEMBER 30, 2000
                         INVESTOR       ADVISOR
                          CLASS          CLASS
30-DAY SEC YIELD          5.87%          5.61%

Investment terms are defined in the Glossary on pages 30-31.


                                                www.americancentury.com      5


Short-Term Treasury--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

closely examine the performance of Treasury and agency bonds. That helps us determine which maturities and types of bonds look most attractive and how they will perform in different market scenarios. That allows us to better understand how the fund will perform as conditions change. We then position the portfolio based on what seems to be the most likely scenario.

YOU HELD SOME TREASURY INFLATION-INDEXED SECURITIES (TIIS) IN THE PORTFOLIO. HOW DID THEY PERFORM?

     They performed quite well. We maintained around 8% of the portfolio in two-year TIIS throughout the six months, adding to or subtracting from that position as conditions warranted. Unlike nominal Treasurys, the principal values of TIIS are adjusted upward when consumer prices rise.

     Rising oil costs have pushed consumer prices higher this year, enhancing the performance of TIIS. That was especially true during April and May, when we temporarily increased our TIIS holdings because of the higher principal adjustments.

     For at least the near term, we expect to maintain our TIIS holdings because their story remains compelling. Based on current prices and yields, if inflation continues to rise at least 2.3% annually, two-year TIIS should outperform nominal two-year Treasurys.

OIL PRICES SPIKED TO 10-YEAR HIGHS IN SEPTEMBER. IS THAT A CONCERN FOR BONDS?

     Yes, oil costs have clouded our outlook and will bear close scrutiny in the near term. Ongoing tensions and violence in the Middle East have been at the heart of rising oil costs, which helped fuel the 3.5% rise in consumer prices over the past year. Making matters worse, we're heading into winter--the peak period for heating oil consumption--with low U.S. oil inventories, so prices could rise even more.

     On the positive side, the U.S. economy is far less dependent on oil than it has been in previous decades.

OUTSIDE OF THOSE CONCERNS, WHAT'S YOUR OUTLOOK FOR BONDS?

     We think short-term Treasurys and other government bonds may have performed too well too quickly, so yields are lower than we think they should be. Short-term bonds currently reflect expectations that the Federal Reserve will lower rates by nearly half a percent by next summer. That's too aggressive in our book.

     Economic growth has moderated but there are few signs of outright weakness. Consumer confidence and retail sales remain fairly strong and the housing market is still quite active. And though stocks have struggled more this year than in the recent past, any equity market rebound could add to economic strength.

     Therefore, we don't think the Federal Reserve will raise or lower interest rates in the near future.

IN LIGHT OF THAT PERSPECTIVE, WHAT ARE YOUR NEAR-TERM PLANS FOR THE PORTFOLIO?

     We think Short-Term Treasury is well positioned for the current environment. We will probably maintain the fund's roughly neutral duration for now, and maybe even shorten a bit, just in case the economy heats up again.

     In addition, we will probably keep roughly equal (neutral) weightings in the various maturities in which the fund invests.

[left margin]

"WE HAVE A QUANTITATIVE FIXED-INCOME ANALYSIS TEAM THAT HELPS US CHOOSE WHERE TO CONCENTRATE THE PORTFOLIO'S HOLDINGS."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                              AS OF SEPTEMBER 30, 2000
TREASURY NOTES                           67%
AGENCY NOTES                             24%
TREASURY INFLATION-INDEXED
   NOTES                                  8%
TEMPORARY CASH INVESTMENTS                1%

                                AS OF MARCH 31, 2000
TREASURY NOTES                           67%
AGENCY NOTES                             24%
TREASURY INFLATION-INDEXED
   NOTES                                  9%

Investment terms are defined in the Glossary on pages 30-31.


6      1-800-345-2021


Short-Term Treasury--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 75.3%
               $5,900,000  U.S. Treasury Notes, 7.75%,
                              2/15/01                               $ 5,931,347
                6,700,000  U.S. Treasury Notes, 8.00%,
                              5/15/01                                 6,771,188
                3,000,000  U.S. Treasury Notes, 5.50%,
                              8/31/01                                 2,979,377
                9,100,000  U.S. Treasury Notes, 6.50%,
                              2/28/02                                 9,145,499
                4,310,320  U.S. Treasury Inflation Indexed
                              Notes, 3.625%, 7/15/02                  4,308,975
                5,000,000  U.S. Treasury Bonds, 10.75%,
                              5/15/03                                 5,568,750
                1,800,000  U.S. Treasury Bonds, 11.125%,
                              8/15/03                                 2,040,750
                2,400,000  U.S. Treasury Notes, 5.75%,
                              8/15/03                                 2,388,000
                2,200,000  U.S. Treasury Notes, 5.875%,
                              11/15/04                                2,198,625
                                                                    -----------
TOTAL U.S. TREASURY SECURITIES                                       41,332,511
                                                                    -----------
   (Cost $41,195,316)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES -- 24.1%
               $1,500,000  FHLB, 6.00%, 11/15/01                    $ 1,492,466
                5,800,000  FHLB, 6.25%, 11/15/02                      5,774,631
                5,900,000  FHLB, 7.00%, 2/14/03                       5,966,150
                                                                    -----------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                    13,233,247
                                                                    -----------
   (Cost $13,102,735)

TEMPORARY CASH INVESTMENTS -- 0.6%
   Repurchase Agreement, Morgan Stanley Group,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 6.45%, dated 9/29/00,
    due 10/2/00 (Delivery value $302,162)                               302,000
                                                                    -----------
   (Cost $302,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $54,867,758
                                                                    ===========
   (Cost $54,600,051)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank


See Notes to Financial Statements               www.americancentury.com      7


Intermediate-Term Treasury--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2000

                             INVESTOR CLASS (INCEPTION 5/16/80)                      ADVISOR CLASS (INCEPTION 10/9/97)
                              SALOMON 3- TO                                                              SALOMON 3- TO
           INTERMEDIATE-TERM     10-YEAR       INTERMEDIATE U.S. TREASURY FUNDS(2)   INTERMEDIATE-TERM      10-YEAR
               TREASURY       TREASURY INDEX    AVERAGE RETURN   FUND'S RANKING          TREASURY        TREASURY INDEX
========================================================================================================================
6 MONTHS(1)     4.66%             4.83%             4.45%              --                 4.53%              4.83%
1 YEAR          6.41%             6.86%             6.04%          5 OUT OF 12            6.15%              6.86%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         5.52%             6.15%             5.37%          5 OUT OF 10             --                 --
5 YEARS         5.91%             6.46%             5.74%          3 OUT OF 6              --                 --
10 YEARS        6.91%             7.44%             6.92%          3 OUT OF 4              --                 --
LIFE OF FUND    8.32%            9.28%(3)           8.32%          1 OUT OF 1             5.23%             6.15%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 5/31/80, the date nearest the class's inception for which data are available.

(4) Index data since 9/30/97, the date nearest the class's inception for which data are available.

See pages 28-30 for information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 9/30/00
Salomon 3- to 10-Year
   Treasury Index               $20,502
Intermediate-Term Treasury      $19,522

                Intermediate-Term      Salomon 3- to 10-Year
                    Treasury               Treasury Index
DATE                 VALUE                     VALUE
9/30/1990           $10,000                   $10,000
9/30/1991           $11,297                   $11,349
9/30/1992           $12,707                   $12,768
9/30/1993           $13,629                   $13,753
9/30/1994           $13,362                   $13,544
9/30/1995           $14,648                   $14,991
9/30/1996           $15,354                   $15,753
9/30/1997           $16,616                   $17,140
9/30/1998           $18,706                   $19,483
9/30/1999           $18,347                   $19,185
9/30/2000           $19,522                   $20,502

$10,000 investment made 9/30/90

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Salomon 3- to 10-Year Treasury Index is provided for comparison in each graph. Intermediate-Term Treasury's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED SEPTEMBER 30)

              Intermediate-Term      Salomon 3- to 10-Year
                  Treasury              Treasury Index
DATE               RETURN                   RETURN
9/30/1991          12.97%                   13.49%
9/30/1992          12.48%                   12.51%
9/30/1993           7.26%                    7.72%
9/30/1994          -1.96%                   -1.53%
9/30/1995           9.62%                   10.69%
9/30/1996           4.82%                    5.08%
9/30/1997           8.22%                    8.80%
9/30/1998          12.58%                   13.66%
9/30/1999          -1.92%                   -1.53%
9/30/2000           6.41%                    6.86%


8      1-800-345-2021


Intermediate-Term Treasury--Q&A
--------------------------------------------------------------------------------

     An interview with Bob Gahagan (pictured on page 5), a portfolio manager on the Intermediate-Term Treasury fund investment team.

HOW DID INTERMEDIATE-TERM TREASURY PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2000?

     The six months were generally upbeat for intermediate-term government bonds, allowing the fund to produce a solid total return. Intermediate-Term Treasury's total return was 4.66%, outpacing the 4.45% average return of 12 "Intermediate U.S. Treasury Funds" tracked by Lipper Inc.* The fund's benchmark, the Salomon Brothers 3- to 10-Year Treasury Index, returned 4.83%. (See the previous page for other fund performance comparisons.)

WHAT HELPED INTERMEDIATE-TERM TREASURY OUTPERFORM?

     Several factors were important, including the adjustments that we made to the fund's balance of Treasury and agency bonds, the efforts of our quantitative team, and the performance of the portfolio's inflation-indexed Treasury position.

WHAT CHANGES DID YOU MAKE IN THE PORTFOLIO'S BALANCE BETWEEN TREASURY AND AGENCY BONDS?

     We adjusted the balance between Treasury and agency bonds to take advantage of supply and demand imbalances.

     At the start of the year, agency bond yields were high because of proposed legislation that would have stripped government backing from agencies such as Fannie Mae and Freddie Mac. As a result, agency bond prices fell and yields rose, widening the difference, or spread, between their yields and those offered by Treasury securities.

     However, conditions began to change in May. The market became increasingly convinced that the proposed legislation would be watered down, if it ever passed. Demand grew for agency bonds' higher yields, and spreads narrowed. We decided to sell into that demand, reducing the portfolio's agency position from 14% to 7% by selling 10-year or greater maturity bonds.

     But spreads began to widen again by late summer. We used that opportunity to add agencys back to the portfolio at attractive prices and yields, increasing holdings to 17% by September 30. Instead of longer-term agency bonds, however, we added securities with three- to four-year maturities.

WHAT TOOLS DID YOU USE TO MAKE THESE ADJUSTMENTS?

     We have a quantitative fixed-income analysis team that helps us choose where to concentrate the portfolio's holdings and where to limit its exposure.

     For example, detailed return attribution analysis by the quantitative team plays a significant role in our process. The team uses proprietary models to closely examine the performance of Treasury and agency bonds. That helps us determine which maturities and types of bonds look best and how they will perform in different market scenarios. That allows us to better understand how the fund will perform as conditions change. We then position the portfolio based on what seems the most likely scenario.

* All fund returns and yields referenced in this interview are for Investor Class shares.

[right margin]

"THE SIX MONTHS WERE GENERALLY UPBEAT FOR INTERMEDIATE-TERM GOVERNMENT BONDS."

PORTFOLIO AT A GLANCE
                          9/30/00       3/31/00
NUMBER OF SECURITIES        17            18
WEIGHTED AVERAGE
   MATURITY               6.2 YRS       6.3 YRS
AVERAGE DURATION          4.5 YRS       4.7 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)        0.51%*         0.51%

* Annualized.

YIELDS AS OF SEPTEMBER 30, 2000
                         INVESTOR       ADVISOR
                          CLASS          CLASS
30-DAY SEC YIELD          5.64%          5.39%

Investment terms are defined in the Glossary on pages 30-31.


                                                www.americancentury.com      9


Intermediate-Term Treasury--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

HOW DID THE FUND'S EXPOSURE TO TREASURY INFLATION-INDEXED SECURITIES (TIIS) BOOST PERFORMANCE?

     TIIS outperform traditional (nominal) Treasury securities when inflation threatens, as it did last April and May. Unlike nominal Treasurys, the principal values of TIIS are adjusted upward when consumer prices rise. We maintained a position of around 5% of the portfolio in 10-year TIIS throughout the six months, adding to or subtracting from that position as conditions warranted.

     For at least the near term, we expect to hold on to these securities because their story remains compelling. Based on current prices and yields, if inflation continues to rise at least 1.8% annually, then 10-year TIIS should outperform nominal 10-year Treasurys.

LET'S JUMP TO YOUR OUTLOOK FOR BONDS. WHAT'S IN STORE FOR THE MARKET?

     We think that short- and intermediate-term government securities may have performed too well too quickly, so yields are lower than we think they should be. Short-term bonds currently reflect expectations that the Federal Reserve will lower rates by nearly half a percent by next summer. That's too aggressive in our book.

     Economic growth has moderated but there are few signs of weakness. Consumer confidence and retail sales remain fairly strong and the housing market is still quite active. And though stocks have struggled more this year than in the recent past, any equity market rebound could bolster consumer spending--the economy's primary driver. The reverse is also true, however--if stock volatility continues, that could sap consumer enthusiasm.

     Therefore, we don't think the Federal Reserve will raise or lower interest rates in the near future.

IN LIGHT OF THAT PERSPECTIVE, WHAT ARE YOUR NEAR-TERM PLANS FOR THE PORTFOLIO?

     We believe Intermediate-Term Treasury is well positioned for the current environment. We will probably maintain the fund's short-to-neutral duration relative to its benchmark for now, just in case the economy heats up again.

     In addition, we'll probably keep roughly equal (neutral) weightings in the various maturities in which the fund invests.

[left margin]

"WE BELIEVE THAT INTERMEDIATE-TERM TREASURY IS WELL POSITIONED FOR THE CURRENT ENVIRONMENT."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                             AS OF SEPTEMBER 30, 2000
TREASURY NOTES                          77%
AGENCY NOTES                            17%
TREASURY INFLATION-INDEXED
   NOTES                                 5%
TEMPORARY CASH INVESTMENTS               1%

                               AS OF MARCH 31, 2000
TREASURY NOTES                          73%
AGENCY NOTES                            14%
TREASURY INFLATION-INDEXED
   NOTES                                 8%
TREASURY BONDS                           5%

Investment terms are defined in the Glossary on pages 30-31.


10      1-800-345-2021


Intermediate-Term Treasury--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 81.8%
              $16,000,000  U.S. Treasury Notes, 7.25%,
                              5/15/04                              $ 16,685,008
               19,900,000  U.S. Treasury Notes, 7.50%,
                              2/15/05                                21,118,875
               29,800,000  U.S. Treasury Notes, 6.50%,
                              8/15/05                                30,563,624
               15,200,000  U.S. Treasury Notes, 6.875%,
                              5/15/06                                15,888,758
               16,500,000  U.S. Treasury Notes, 6.625%,
                              5/15/07                                17,108,438
               20,000,000  U.S. Treasury Notes, 6.125%,
                              8/15/07                                20,218,760
               23,000,000  U.S. Treasury Notes, 5.50%,
                              2/15/08                                22,410,625
               20,000,000  U.S. Treasury Notes, 5.625%,
                              5/15/08                                19,625,000
               17,300,000  U.S. Treasury Notes, 4.75%,
                              11/15/08                               16,013,313
               32,600,000  U.S. Treasury Notes, 5.50%,
                              5/15/09                                31,672,953
               24,000,000  U.S. Treasury Notes, 6.00%,
                              8/15/09                                24,105,000
               16,925,205  U.S. Treasury Inflation Indexed
                              Notes, 4.25%, 1/15/10                  17,295,444
               20,000,000  U.S. Treasury Notes, 6.50%,
                              2/15/10                                20,831,260
                                                                   ------------
TOTAL U.S. TREASURY SECURITIES                                      273,537,058
                                                                   ------------
   (Cost $271,187,744)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES -- 16.7%
              $14,500,000  FHLB, 6.25%, 11/15/02                   $ 14,436,579
               31,300,000  FHLB, 7.25%, 5/15/03                      31,864,965
               10,000,000  FHLB, 5.125%, 9/15/03                      9,637,260
                                                                   ------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                    55,938,804
                                                                   ------------
   (Cost $55,615,564)

TEMPORARY CASH INVESTMENTS -- 1.5%
   Repurchase Agreement , Morgan Stanley Group,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 6.45%, dated 9/29/00,
    due 10/2/00 (Delivery value $5,018,696)                           5,016,000
                                                                   ------------
   (Cost $5,016,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $334,491,862
                                                                   ============
   (Cost $331,819,308)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank


See Notes to Financial Statements               www.americancentury.com      11


Long-Term Treasury--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2000

                               INVESTOR CLASS (INCEPTION 9/8/92)                 ADVISOR CLASS (INCEPTION 1/12/98)
               LONG-TERM   SALOMON LONG-TERM   GENERAL U.S. TREASURY FUNDS(2)      LONG-TERM   SALOMON LONG-TERM
               TREASURY     TREASURY INDEX     AVERAGE RETURN   FUND'S RANKING      TREASURY     TREASURY INDEX
=======================================================================================================================
6 MONTHS(1)     3.66%           3.79%             3.71%              --              3.53%           3.79%
1 YEAR          9.44%           9.81%             7.26%          3 OUT OF 17         9.17%           9.81%
=======================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         6.98%           7.37%             5.85%          2 OUT OF 15          --              --
5 YEARS         7.10%           7.50%             6.28%          3 OUT OF 13          --              --
LIFE OF FUND    7.56%          8.43%(3)          6.95%(4)        2 OUT OF 9          3.98%          5.61%(5)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 8/31/92, the date nearest the class's inception for which data are available.

(4) Since 9/30/92, the date nearest the class's inception for which data are available.

(5) Index data since 12/31/97, the date nearest the class's inception for which data are available.

See pages 28-30 for information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 9/30/00
Salomon Long-Term
  Treasury Index        $19,239
Long-Term Treasury      $17,991

                    Long-Term        Salomon Long-Term
                    Treasury          Treasury Index
DATE                 VALUE                 VALUE
9/8/1992            $10,000               $10,000
12/31/1992           $9,998               $10,244
3/31/1993           $10,648               $10,916
6/30/1993           $11,195               $11,512
9/30/1993           $11,981               $12,219
12/31/1993          $11,762               $12,016
3/31/1994           $10,953               $11,282
6/30/1994           $10,574               $10,987
9/30/1994           $10,501               $10,908
12/31/1994          $10,674               $11,098
3/31/1995           $11,309               $11,808
6/30/1995           $12,494               $13,102
9/30/1995           $12,767               $13,400
12/31/1995          $13,797               $14,510
3/31/1996           $12,831               $13,548
6/30/1996           $12,809               $13,522
9/30/1996           $12,994               $13,728
12/31/1996          $13,608               $14,383
3/31/1997           $13,170               $13,933
6/30/1997           $13,883               $14,697
9/30/1997           $14,692               $15,544
12/31/1997          $15,616               $16,557
3/31/1998           $15,868               $16,806
6/30/1998           $16,551               $17,589
9/30/1998           $17,748               $18,979
12/31/1998          $17,608               $18,789
3/31/1999           $16,872               $17,997
6/30/1999           $16,470               $17,541
9/30/1999           $16,437               $17,521
12/31/1999          $16,076               $17,153
3/31/2000           $17,355               $18,537
6/30/2000           $17,539               $18,718
9/30/2000           $17,991               $19,239

$10,000 investment made 9/8/92(3)

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Salomon Long-Term Treasury Index is provided for comparison in each graph. Long-Term Treasury's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total return of the index does not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED SEPTEMBER 30)

                   Long-Term        Salomon Long-Term
                   Treasury          Treasury Index
DATE                RETURN               RETURN
9/30/1993*          21.14%               20.40%
9/30/1994          -12.35%              -10.73%
9/30/1995           21.57%               22.85%
9/30/1996            1.78%                2.45%
9/30/1997           13.08%               13.23%
9/30/1998           20.80%               22.10%
9/30/1999           -7.38%               -7.68%
9/30/2000            9.44%                9.81%

* From 9/30/92 (the date after the class's inception for which index data are available).


12      1-800-345-2021


Long-Term Treasury--Q&A
--------------------------------------------------------------------------------
[photo of Dave Schroeder]

     An interview with Dave Schroeder, a portfolio manager on the Long-Term Treasury fund investment team.

HOW DID LONG-TERM TREASURY PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30,
2000?

     It performed quite well, especially after you take into consideration how it was positioned compared with its Lipper category and benchmark index. Long-Term Treasury returned 3.66%, five basis points (0.05%--a basis point equals 0.01%) below the average return of 17 "General U.S. Treasury Funds" tracked by Lipper, and 13 basis points lower than the Salomon Long-Term Treasury index.* (See the previous page for other fund performance comparisons.)

     Trailing the category average by a relatively small margin was notable because the fund was at a considerable disadvantage during the period. The further out a bond portfolio was beyond 10 years on the Treasury yield curve, the worse its performance was likely to be (see page 3). We were out in the most challenging area--we manage Long-Term Treasury to be a pure play on the long end of the Treasury bond market, while the Lipper category includes short-, intermediate-, and long-term funds.

     To be fair, what worked against the fund recently worked to its advantage at other times. As interest rates have generally declined over the last two decades, it has paid to be on the long end of curve, where falling interest rates trigger the greatest price increases. That's one reason the fund's longer-term returns compare so favorably. For the one-, three-, and five-year periods ended September 30, 2000, Long-Term Treasury ranked in the top quartile of its peer group.

WHAT ELSE HAS HELPED THE FUND'S  LONGER-TERM RETURNS?

     Long-Term Treasury usually generates a higher yield than its peers. For example, as of September 30, 2000, Long-Term Treasury's 30-day SEC yield was 5.69%, 20 basis points higher than the 5.49% average yield of its Lipper category. The higher yield comes from a combination of the fund's longer maturity and lower expenses. Case in point--the fund's 0.51% annualized expense ratio during the period was about 27 basis points lower than the average expense ratio for its Lipper category.

WHAT OTHER FACTORS AFFECTED THE FUND'S PERFORMANCE?

     The main one was our use of Treasury inflation-indexed securities (TIIS), which had a mixed impact on performance. These securities offer a guaranteed rate of return above inflation, as measured by the consumer price index. The principal value of an inflation-indexed bond is adjusted upward when interest rates rise. As a result, our TIIS holdings aided performance in April and May, when there was an uptick in inflation, mainly in response to rising oil prices.

* All fund returns and yields referenced in this interview are for Investor Class shares.

[right margin]

"WE MANAGE LONG-TERM TREASURY TO BE A PURE PLAY ON THE LONG END OF THE TREASURY BOND MARKET."

PORTFOLIO AT A GLANCE
                           9/30/00       3/31/00
NUMBER OF SECURITIES         10             8
WEIGHTED AVERAGE
   MATURITY               19.5 YRS      19.8 YRS
AVERAGE DURATION          10.1 YRS      10.3 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)         0.51%*         0.51%

* Annualized.

YIELDS AS OF SEPTEMBER 30, 2000
                          INVESTOR       ADVISOR
                           CLASS          CLASS
30-DAY SEC YIELD           5.69%          5.44%

Investment terms are defined in the Glossary on pages 30-31.


                                                www.americancentury.com      13


Long-Term Treasury--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Beginning in June and throughout the summer, however, inflationary pressures subsided and TIIS didn't perform as well as traditional (nominal) Treasurys. We sold some of our TIIS holdings at that point, but our remaining holdings were a bit of a drag on performance. TIIS suffered another slight setback toward the end of the period as prices slid in anticipation of a TIIS auction in mid-October.

AGENCY BONDS OUTPERFORMED TREASURY BONDS RECENTLY. DID THAT PROVIDE ANY INCENTIVE TO INCREASE THE FUND'S AGENCY HOLDINGS?

     No--we continued to avoid long-term agency securities because in this maturity sector, we didn't think they would perform as well as Treasurys in the longer term. We believe that many federal agencies will continue to increase their debt issuance, which would likely mute price gains for agency securities, while Treasury issuance seems likely to decline. We believe there are better ways to add return.

WHAT OTHER AVENUES DID YOU EXPLORE?

     In addition to TIIS, we also liked long-maturity zero-coupon Treasury bonds (STRIPS). STRIPS pay no interest, but are sold at a discount, and their value appreciates to their face value over time. Because of that, they have heightened interest rate sensitivity. We added them based on our view that in early 2001 there may be renewed concern about the supply of long-term Treasury bonds. If U.S. government budget surpluses continue and the Treasury maintains its strategy of reducing its bond auctions and buying back outstanding debt, Treasury bonds could rally, particularly long-term zeros.

WHAT'S YOUR OUTLOOK?

     We believe that the economy will continue to slow and inflationary pressures will subside. Against that backdrop, we think long-term Treasury bonds should perform well. The market appears to be expecting the Federal Reserve to cut interest rates sometime next year. To the extent that those expectations continue and bond yields decline, long-term Treasurys should be prime beneficiaries. Also, continued U.S. fiscal health and the subsequent reduction in the supply of long-term Treasury bonds would benefit the fund.

GIVEN THAT OUTLOOK, WHAT'S YOUR CURRENT STRATEGY?

     In addition to holding long-term nominal Treasury bonds, we plan to maintain our holdings in TIIS, which offered more attractive "real" yields than nominal 30-year Treasury bonds did at the end of the period. To calculate the real yield on a 30-year Treasury bond, we subtract the inflation rate (about 3.5%) from the bond's nominal, or stated yield (around 5.9%), which nets a real yield of about 2.4%. TIIS, by comparison, carried a real yield of nearly 4%. We're likely to maintain our TIIS position until the real yields on nominal Treasury bonds are more in line with those of TIIS.

[left margin]

"IN ADDITION TO TIIS, WE ALSO LIKED LONG-MATURITY ZERO-COUPON TREASURY BONDS (STRIPS)."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                               AS OF SEPTEMBER 30, 2000
TREASURY BONDS                            81%
TREASURY INFLATION-INDEXED
   NOTES                                   9%
TEMPORARY CASH INVESTMENTS                 6%
STRIPS                                     4%

                                 AS OF MARCH 31, 2000
TREASURY BONDS                            99%
AGENCY DISCOUNT NOTES                      1%

Investment terms are defined in the Glossary on pages 30-31.


14      1-800-345-2021


Long-Term Treasury--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000 (UNAUDITED)

Principal Amount                                                      Value
-------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 93.7%
              $12,900,000  U.S. Treasury Bonds, 11.25%,
                              2/15/15                               $19,176,665
                8,000,000  U.S. Treasury Bonds, 8.875%,
                              2/15/19                                10,400,000
               10,000,000  U.S. Treasury Bonds, 8.125%,
                              8/15/19                                12,212,500
               11,500,000  U.S. Treasury Bonds, 8.50%,
                              2/15/20                                14,569,063
               15,500,000  U.S. Treasury Bonds, 6.875%,
                              8/15/25                                17,064,539
               18,600,000  STRIPS - PRINCIPAL, 5.98%,
                              11/15/27(1)                             3,748,045
                4,300,000  U.S. Treasury Bonds, 6.125%,
                              11/15/27                                4,336,283
                8,923,300  U.S. Treasury Inflation Indexed
                              Bonds, 3.875%, 4/15/29                  8,867,529
                                                                    -----------
TOTAL U.S. TREASURY SECURITIES                                       90,374,624
                                                                    -----------
   (Cost $86,142,906)

Principal Amount                                                      Value
-------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 6.3%
   Repurchase Agreement, Morgan Stanley Group,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 6.45%, dated 9/29/00,
    due 10/2/00 (Delivery value $4,840,600)                         $ 4,838,000
   Repurchase Agreement, State Street Bank,
    (U.S. Treasury obligations), in a joint trading
    account at 6.45%, dated 9/29/00, due
    10/2/00 (Delivery value $1,269,682)                               1,269,000
                                                                    -----------
TOTAL TEMPORARY CASH INVESTMENTS                                      6,107,000
                                                                    -----------
   (Cost $6,107,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $96,481,624
                                                                    ===========
   (Cost $92,249,906)

NOTES TO SCHEDULE OF INVESTMENTS

STRIPS = Separate Trading of Registered Interest and Principal of Securities.

(1) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.


See Notes to Financial Statements               www.americancentury.com      15


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                      SHORT-TERM    INTERMEDIATE-TERM    LONG-TERM
SEPTEMBER 30, 2000 (UNAUDITED)         TREASURY         TREASURY          TREASURY

ASSETS
Investment securities, at value
  (identified cost of $54,600,051,
  $331,819,308, and $92,249,906,
  respectively) (Note 3) ............$  54,867,758    $ 334,491,862    $  96,481,624
Cash ................................         --            330,369        1,396,199
Receivable for capital shares sold ..        4,607          450,265           28,213
Interest receivable .................      875,179        5,180,525          895,272
                                     -------------    -------------    -------------
                                        55,747,544      340,453,021       98,801,308
                                     -------------    -------------    -------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ............       71,335             --               --
Accrued management fees (Note 2) ....       23,365          137,825           39,747
Distribution fees payable (Note 2) ..          252            1,898              801
Service fees payable (Note 2) .......          252            1,898              801
Dividends payable ...................       11,892           74,344           25,211
Payable for trustees' fees
  and expenses ......................          133              895              259
Accrued expenses and
  other liabilities .................           22               20             --
                                     -------------    -------------    -------------
                                           107,251          216,880           66,819
                                     -------------    -------------    -------------
Net Assets ..........................$  55,640,293    $ 340,236,141    $  98,734,489
                                     =============    =============    =============

NET ASSETS CONSIST OF:
Capital paid in .....................$  56,548,996    $ 355,982,707    $ 102,336,459
Accumulated net realized loss
  on investment transactions ........   (1,176,410)     (18,419,120)      (7,833,688)
Net unrealized appreciation
  on investments (Note 3) ...........      267,707        2,672,554        4,231,718
                                     -------------    -------------    -------------
                                     $  55,640,293    $ 340,236,141    $  98,734,489
                                     =============    =============    =============

Investor Class
Net assets ..........................$  54,404,678    $ 330,950,819    $  94,833,602
Shares outstanding ..................    5,607,545       32,416,811        9,586,803
Net asset value per share ...........$        9.70    $       10.21    $        9.89

Advisor Class
Net assets ..........................$   1,235,615    $   9,285,322    $   3,900,887
Shares outstanding ..................      127,354          909,493          394,345
Net asset value per share ...........$        9.70    $       10.21    $        9.89


16      1-800-345-20                         See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)

                                      SHORT-TERM   INTERMEDIATE-TERM   LONG-TERM
                                       TREASURY         TREASURY        TREASURY
INVESTMENT INCOME
Income:
Interest ............................$  1,886,426    $ 10,155,498    $  2,904,339
                                     ------------    ------------    ------------

Expenses (Note 2):
Management fees .....................     146,084         835,347         228,419
Distribution fees -- Advisor Class ..       1,845          12,802           5,366
Service fees -- Advisor Class .......       1,845          12,802           5,366
Trustees' fees and expenses .........         999           5,721           1,569
                                     ------------    ------------    ------------
                                          150,773         866,672         240,720
                                     ------------    ------------    ------------

Net investment income ...............   1,735,653       9,288,826       2,663,619
                                     ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized gain (loss)
  on investments ....................    (129,624)     (3,773,235)        289,932
Change in net unrealized
  appreciation on investments .......     484,017       9,534,700         475,795
                                     ------------    ------------    ------------

Net realized and unrealized
  gain on investments ...............     354,393       5,761,465         765,727
                                     ------------    ------------    ------------

Net Increase in Net Assets
  Resulting from Operations .........$  2,090,046    $ 15,050,291    $  3,429,346
                                     ============    ============    ============


See Notes to Financial Statements               www.americancentury.com      17


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED) AND YEAR ENDED MARCH 31, 2000

                              SHORT-TERM TREASURY          INTERMEDIATE-TERM TREASURY          LONG-TERM TREASURY
Increase (Decrease) in      SEPT. 30,       MARCH 31,       SEPT. 30,       MARCH 31,      SEPT. 30,        MARCH 31,
  Net Assets                  2000            2000            2000            2000           2000             2000

OPERATIONS
Net investment income .....$1,735,653      $3,317,106      $9,288,826     $19,580,105      $2,663,619      $6,494,520
Net realized gain (loss)
  on investments .......... (129,624)      (1,041,720)     (3,773,235)    (14,645,882)      289,932        (7,299,656)
Change in net unrealized
  appreciation on
  investments ............. 484,017         (319,091)      9,534,700        (644,750)       475,795         1,905,647
                          -------------   -------------   -------------   -------------   -------------   -------------
Net increase in net
  assets resulting
  from operations ......... 2,090,046       1,956,295       15,050,291      4,289,473       3,429,346        1,100,511
                          -------------   -------------   -------------   -------------   -------------   -------------

DISTRIBUTIONS
TO SHAREHOLDERS
From net investment
income:
  Investor Class ..........(1,693,430)     (3,186,698)     (9,016,026)    (19,084,472)     (2,544,286)     (6,238,022)
  Advisor Class ........... (42,223)        (130,408)       (272,800)       (495,633)       (119,333)       (256,498)
In excess of net realized
  gains on investment
  transactions:
  Investor Class ..........    --           (25,561)           --          (1,722,118)         --              --
  Advisor Class ...........    --             (807)            --           (52,539)           --              --
                          -------------   -------------   -------------   -------------   -------------   -------------
Decrease in net assets
  from distributions ......(1,735,653)     (3,343,474)     (9,288,826)    (21,354,762)     (2,663,619)     (6,494,520)
                          -------------   -------------   -------------   -------------   -------------   -------------

CAPITAL SHARE
TRANSACTIONS (NOTE 4)
Net increase (decrease)
  in net assets from
  capital share
  transactions ............(6,019,211)     (2,192,741)     (7,209,380)    (82,862,309)     7,374,924      (44,151,482)
                          -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)
  in net assets ...........(5,664,818)     (3,579,920)     (1,447,915)    (99,927,598)     8,140,651      (49,545,491)

NET ASSETS
Beginning of period .......61,305,111      64,885,031     341,684,056     441,611,654      90,593,838      140,139,329
                          -------------   -------------   -------------   -------------   -------------   -------------
End of period ............$55,640,293     $61,305,111     $340,236,141    $341,684,056    $98,734,489      $90,593,838
                          =============   =============   =============   =============   =============   =============


18      1-800-345-2021                       See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Short-Term Treasury Fund (Short-Term), Intermediate-Term Treasury Fund (Intermediate-Term), and Long-Term Treasury Fund (Long-Term) (the funds) are three of the eight funds issued by the trust. The funds are diversified under the 1940 Act. The funds seek to earn and distribute the highest level of current income exempt from state income taxes as is consistent with the conservation of assets. The funds intend to pursue this investment objective by investing in securities issued or guaranteed by the U.S. Government. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At March 31, 2000, Short-Term, Intermediate-Term, and Long-Term had accumulated net realized capital loss carryovers for federal income tax purposes of $732,404, $7,419,121, and $6,520,546, respectively (expiring in 2008) which may be used to offset future taxable gains.

    For the five month period ended March 31, 2000, Short-Term, Intermediate-Term, and Long-Term incurred net capital losses of $306,981, $7,226,216, and $1,016,977, respectively. The funds have elected to treat such losses as having been incurred in the following fiscal year.


                                                www.americancentury.com      19


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1625% to 0.2800% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the six month period ended September 30, 2000, the effective annual Investor Class management fee was 0.51% for Short-Term, Intermediate-Term, and Long-Term.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan for the six month period ended September 30, 2000, were $3,690, $25,604, and $10,732 for Short-Term, Intermediate-Term, and Long-Term, respectively.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, for the six months ended September 30, 2000, were as follows:

                          SHORT-TERM       INTERMEDIATE-TERM      LONG-TERM
PURCHASES
U.S. Treasury &
  Agency Obligations .... $45,045,781        $198,055,145        $52,329,108

PROCEEDS FROM SALES
U.S. Treasury &
  Agency Obligations .... $50,772,828        $209,166,316        $48,636,076

    On September 30, 2000, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                          SHORT-TERM       INTERMEDIATE-TERM      LONG-TERM

Appreciation ............  $279,684           $4,674,068         $3,733,470
Depreciation ............  (14,574)           (2,001,514)         (89,112)
                        ----------------   -----------------   ----------------
Net .....................  $265,110           $2,672,554         $3,644,358
                        ================   =================   ================
Federal Tax Cost ........ $54,602,648        $331,819,308        $92,837,266
                        ================   =================   ================


20      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                              SHORT-TERM TREASURY         INTERMEDIATE-TERM TREASURY          LONG-TERM TREASURY
                             SHARES          AMOUNT         SHARES          AMOUNT          SHARES         AMOUNT
INVESTOR CLASS
Six months ended
  September 30, 2000
Sold ..................... 1,934,657      $17,941,124     4,655,105      $45,358,763      3,511,456      $33,632,085
Issued in reinvestment
  of distributions .......  148,005        1,429,128       763,433        7,696,124        226,425        2,226,825
Redeemed ................. (2,663,334)    (24,982,430)    (5,893,899)    (57,695,069)     (2,897,583)   (27,637,104)
                          -------------   ------------   -------------   -------------   ------------   -------------
Net increase (decrease) ..  (580,672)     $(5,612,178)     (475,361)     $(4,640,182)      840,298       $8,221,806
                          =============   ============   =============   =============   ============   =============

Year ended
  March 31, 2000
Sold ..................... 5,182,537      $50,375,634     17,426,887     $176,912,009     10,058,675     $97,040,909
Issued in reinvestment
  of distributions .......  279,099        2,708,713      1,816,504       18,375,531       580,834        5,597,909
Redeemed ................. (5,548,735)    (53,870,579)   (28,028,748)    (284,095,180)   (15,489,080)   (148,982,449)
                          -------------   ------------   -------------   -------------   ------------   -------------
Net decrease .............  (87,099)       $(786,232)     (8,785,357)    $(88,807,640)    (4,849,571)   $(46,343,631)
                          =============   ============   =============   =============   ============   =============

ADVISOR CLASS
Six months ended
  September 30, 2000
Sold .....................   7,227          $35,639         86,614         $749,406        122,816       $1,151,183
Issued in reinvestment
  of distributions .......   4,019           38,804         25,757         259,512          10,636         104,544
Redeemed .................  (53,343)        (481,476)      (367,951)      (3,578,116)      (218,543)     (2,102,609)
                          -------------   ------------   -------------   -------------   ------------   -------------
Net decrease .............  (42,097)       $(407,033)      (255,580)     $(2,569,198)      (85,091)      $(846,882)
                          =============   ============   =============   =============   ============   =============

Year ended
  March 31, 2000
Sold .....................  564,018        $5,483,581      841,326        $8,588,952       542,794       $5,236,953
Issued in reinvestment
  of distributions .......   10,801         104,163         46,632         470,616          19,618         188,392
Redeemed .................  (720,430)      (6,994,253)     (308,338)      (3,114,237)      (338,724)     (3,233,196)
                          -------------   ------------   -------------   -------------   ------------   -------------
Net increase (decrease) ..  (145,611)     $(1,406,509)     579,620        $5,945,331       223,688       $2,192,149
                          =============   ============   =============   =============   ============   =============

--------------------------------------------------------------------------------
5.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six month period ended September 30, 2000.


                                                www.americancentury.com      21


Short-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                Investor Class
                                     2000(1)      2000        1999         1998        1997         1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ..............  $9.64       $9.85       $9.80        $9.68       $9.84        $9.73
                                    ---------   ---------   ----------   ---------   ----------   ----------
Income From Investment
Operations
  Net Investment Income ............  0.29        0.49        0.49         0.53        0.52         0.53
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .....................  0.06       (0.21)       0.05         0.12       (0.07)        0.11
                                    ---------   ---------   ----------   ---------   ----------   ----------
  Total From Investment
  Operations .......................  0.35        0.28        0.54         0.65        0.45         0.64
                                    ---------   ---------   ----------   ---------   ----------   ----------
Distributions
  From Net Investment Income ....... (0.29)      (0.49)      (0.49)       (0.53)      (0.52)       (0.53)
  From Net Realized Gains on
  Investment Transactions ..........   --          --          --           --        (0.09)         --
  In Excessof Net Realized Gains ...   --         --(2)        --           --          --           --
                                    ---------   ---------   ----------   ---------   ----------   ----------
  Total Distributions .............. (0.29)      (0.49)      (0.49)       (0.53)      (0.61)       (0.53)
                                    ---------   ---------   ----------   ---------   ----------   ----------
Net Asset Value, End of Period .....  $9.70       $9.64       $9.85        $9.80       $9.68        $9.84
                                    =========   =========   ==========   =========   ==========   ==========
  Total Return(3) ..................  3.67%       2.86%       5.60%        6.89%       4.62%        6.71%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............0.51%(4)      0.51%       0.51%        0.55%       0.61%        0.67%
Ratio of Net Investment Income
  to Average Net Assets ............5.95%(4)      4.94%       4.92%        5.45%       5.26%        5.39%
Portfolio Turnover Rate ............   86%        179%        138%         140%        234%         224%
Net Assets, End of Period
  (in thousands) ................... $54,405     $59,671     $61,783      $40,874     $35,854      $35,648

(1)  Six months ended September 30, 2000 (unaudited).

(2)  Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


22      1-800-345-2021                       See Notes to Financial Statements


Short-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                         Advisor Class
                                         2000(1)        2000        1999        1998(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................ $    9.64      $    9.85   $    9.80   $    9.80
                                       ---------      ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income ..............      0.28           0.46        0.46        0.25
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..      0.06          (0.21)       0.05        --
                                       ---------      ---------   ---------   ---------
  Total From Investment Operations ...      0.34           0.25        0.51        0.25
                                       ---------      ---------   ---------   ---------
Distributions
  From Net Investment Income .........     (0.28)         (0.46)      (0.46)      (0.25)
  In Excess of Net Realized Gains ....      --            --(3)        --          --
                                       ---------      ---------   ---------   ---------
  Total Distributions ................     (0.28)         (0.46)      (0.46)      (0.25)
                                       ---------      ---------   ---------   ---------
Net Asset Value, End of Period ....... $    9.70      $    9.64   $    9.85   $    9.80
                                       =========      =========   =========   =========
  Total Return(4) ....................      3.54%          2.60%       5.34%       2.51%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............      0.76%(5)       0.76%       0.76%       0.78%(5)
Ratio of Net Investment Income
  to Average Net Assets ..............      5.70%(5)       4.69%       4.67%       5.20%(5)
Portfolio Turnover Rate ..............        86%           179%        138%        140%
Net Assets, End of Period
  (in thousands) ..................... $   1,236      $   1,634   $   3,102   $   1,460

(1)  Six months ended September 30, 2000 (unaudited).

(2)  October 6, 1997 (commencement of sale) through March 31, 1998.

(3)  Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


See Notes to Financial Statements               www.americancentury.com      23


Intermediate-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                             Investor Class
                                     2000(1)      2000        1999       1998        1997       1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .............. $10.03      $10.45      $10.56     $10.06      $10.24      $9.99
                                    ---------   ---------   --------   ---------   --------   --------
Income From Investment
Operations
  Net Investment Income ............  0.28        0.53        0.54       0.59        0.58       0.58
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .....................  0.18       (0.37)       0.10       0.50       (0.18)      0.25
                                    ---------   ---------   --------   ---------   --------   --------
  Total From Investment
  Operations .......................  0.46        0.16        0.64       1.09        0.40       0.83
                                    ---------   ---------   --------   ---------   --------   --------
Distributions
  From Net Investment Income ....... (0.28)      (0.53)      (0.54)     (0.59)      (0.58)     (0.58)
  From Net Realized Gains on
  Investment Transactions ..........   --          --        (0.21)       --          --         --
  In Excess of Net Realized Gains ..   --        (0.05)        --         --          --         --
                                    ---------   ---------   --------   ---------   --------   --------
Total Distributions ................ (0.28)      (0.58)      (0.75)     (0.59)      (0.58)     (0.58)
                                    ---------   ---------   --------   ---------   --------   --------
Net Asset Value, End of Period ..... $10.21      $10.03      $10.45     $10.56      $10.06     $10.24
                                    =========   =========   ========   =========   ========   ========
  Total Return(2) ..................  4.66%       1.51%       6.09%     11.04%       4.05%      8.42%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............0.51%(3)      0.51%       0.51%      0.51%       0.51%      0.53%
Ratio of Net Investment Income
  to Average Net Assets ............5.56%(3)      5.11%       5.01%      5.63%       5.72%      5.65%
Portfolio Turnover Rate ............   61%        171%        221%       194%        110%       168%
Net Assets, End of Period
  (in thousands) ...................$330,951    $329,995    $435,494   $374,861    $328,784   $311,020

(1)  Six months ended September 30, 2000 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.


24      1-800-345-2021                       See Notes to Financial Statements


Intermediate-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                     Advisor Class
                                       2000(1)     2000        1999      1998(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................ $10.03     $10.45      $10.56     $10.42
                                      --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income ..............  0.27       0.50        0.51       0.26
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..  0.18      (0.37)       0.10       0.14
                                      --------   ---------   --------   --------
  Total From Investment Operations ...  0.45       0.13        0.61       0.40
                                      --------   ---------   --------   --------
Distributions
  From Net Investment Income ......... (0.27)     (0.50)      (0.51)     (0.26)
  From Net Realized Gains
  on Investment Transactions .........   --         --        (0.21)       --
  In Excess of Net Realized Gains ....   --       (0.05)        --         --
                                      --------   ---------   --------   --------
  Total Distributions ................ (0.27)     (0.55)      (0.72)     (0.26)
                                      --------   ---------   --------   --------
Net Asset Value, End of Period ....... $10.21     $10.03      $10.45     $10.56
                                      ========   =========   ========   ========
  Total Return(3) ....................  4.53%      1.25%       5.83%      3.90%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............0.76%(4)     0.76%       0.76%    0.77%(4)
Ratio of Net Investment Income
  to Average Net Assets ..............5.31%(4)     4.86%       4.76%    5.28%(4)
Portfolio Turnover Rate ..............   61%       171%        221%       194%
Net Assets, End of Period
  (in thousands) ..................... $9,285     $11,689     $6,117      $128

(1)  Six months ended September 30, 2000 (unaudited).

(2)  October 9, 1997 (commencement of sale) through March 31, 1998.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements               www.americancentury.com      25


Long-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                              Investor Class
                                       2000(1)     2000       1999       1998        1997         1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...............   $9.82     $10.12     $10.58      $9.32       $9.67        $9.05
                                      --------   --------   --------   ---------   ----------   ---------
Income From Investment
Operations
  Net Investment Income .............   0.28       0.57       0.58       0.61        0.60         0.60
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ......................   0.07      (0.30)      0.11       1.26       (0.35)        0.62
                                      --------   --------   --------   ---------   ----------   ---------
  Total From Investment
  Operations ........................   0.35       0.27       0.69       1.87        0.25         1.22
                                      --------   --------   --------   ---------   ----------   ---------
Distributions
  From Net Investment Income ........  (0.28)     (0.57)     (0.58)     (0.61)      (0.60)       (0.60)
  From Net Realized Gains
  on Investment Transactions ........    --         --       (0.52)       --          --           --
  In Excess of Net Realized Gains ...    --         --       (0.05)       --          --           --
                                      --------   --------   --------   ---------   ----------   ---------
  Total Distributions ...............  (0.28)     (0.57)     (1.15)     (0.61)      (0.60)       (0.60)
                                      --------   --------   --------   ---------   ----------   ---------
Net Asset Value, End of Period ......   $9.89      $9.82     $10.12     $10.58       $9.32        $9.67
                                      ========   ========   ========   =========   ==========   =========
  Total Return(2) ...................   3.66%      2.86%      6.33%     20.48%       2.65%       13.46%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............. 0.51%(3)     0.51%      0.51%      0.54%       0.60%        0.67%
Ratio of Net Investment Income
  to Average Net Assets ............. 5.79%(3)     5.84%      5.37%      6.00%       6.28%        5.93%
Portfolio Turnover Rate .............    55%       182%       105%        57%         40%         112%
Net Assets, End of Period
  (in thousands) ....................  $94,834    $85,886   $137,552   $103,381    $126,570     $110,741

(1)  Six months ended September 30, 2000 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.


26      1-800-345-2021                       See Notes to Financial Statements


Long-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                    Advisor Class
                                      2000(1)      2000        1999      1998(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................ $9.82      $10.12      $10.58     $10.85
                                     ---------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income .............. 0.27        0.55        0.56       0.12
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .. 0.07       (0.30)       0.11      (0.27)
                                     ---------   ---------   --------   --------
  Total From Investment Operations ... 0.34        0.25        0.67      (0.15)
                                     ---------   ---------   --------   --------
Distributions
  From Net Investment Income .........(0.27)      (0.55)      (0.56)     (0.12)
  From Net Realized Gains on
  Investment Transactions ............  --          --        (0.52)       --
  In Excess of Net Realized Gains ....  --          --        (0.05)       --
                                     ---------   ---------   --------   --------
  Total Distributions ................(0.27)      (0.55)      (1.13)     (0.12)
                                     ---------   ---------   --------   --------
Net Asset Value, End of Period ....... $9.89       $9.82      $10.12     $10.58
                                     =========   =========   ========   ========
  Total Return(3) .................... 3.53%       2.61%       6.07%     (1.34)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............0.76%(4)      0.76%       0.76%    0.77%(4)
Ratio of Net Investment Income
  to Average Net Assets .............5.54%(4)      5.59%       5.12%    5.42%(4)
Portfolio Turnover Rate .............   55%        182%        105%        57%
Net Assets, End of Period
  (in thousands) .................... $3,901      $4,708      $2,587      $218

(1)  Six months ended September 30, 2000 (unaudited).

(2)  January 12, 1998 (commencement of sale) through March 31, 1998.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements              www.americancentury.com      27


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


28      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     SHORT-TERM TREASURY seeks current income by investing primarily in securities issued by the U.S. Treasury. The fund may also invest up to 35% of its assets in securities issued by U.S. government agencies. The fund typically maintains an average maturity of 1-3 years.

     INTERMEDIATE-TERM TREASURY seeks current income by investing primarily in U.S. Treasury securities. The fund may also invest up to 35% of its assets in securities issued by U.S. government agencies. The fund typically maintains an average maturity of 3-10 years.

     LONG-TERM TREASURY seeks current income by investing primarily in U.S. Treasury securities. The fund may also invest up to 35% of its assets in securities issued by U.S. government agencies. The fund typically maintains an average maturity of 20-30 years.

     Fund shares are not guaranteed by the U.S. government.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The SALOMON BROTHERS 1- TO 3-YEAR TREASURY INDEX is an index of U.S. Treasury securities with remaining maturities between 1 and 3 years.

     The SALOMON BROTHERS 3- TO 10-YEAR TREASURY INDEX is an index of U.S. Treasury securities with remaining maturities between 3 and 10 years.

     The SALOMON BROTHERS LONG-TERM TREASURY INDEX is an index of U.S. Treasury securities with remaining maturities greater than 10 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objective. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year. The Lipper categories for the U.S. Treasury funds are:

     SHORT U.S. TREASURY FUNDS (Short-Term Treasury) -- funds that invest at least 65% of assets in U.S. Treasury bills, notes, and bonds with average maturities of less than three years.

     INTERMEDIATE U.S. TREASURY FUNDS (Intermediate-Term Treasury) -- funds that invest at least 65% of assets in U.S. Treasury bills, notes, and bonds with average maturities of 5-10 years.

     GENERAL U.S. TREASURY FUNDS (Long-Term Treasury) -- funds that invest at least 65% of assets in U.S. Treasury bills, notes, and bonds.

[right margin]

INVESTMENT TEAM LEADERS
  Portfolio Managers
       BOB GAHAGAN
       DAVE SCHROEDER


                                                www.americancentury.com      29


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 22-27.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

* BASIS POINT -- one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

*   COUPON -- the stated interest rate of a security.

* REAL YIELD -- an inflation-adjusted yield for a bond, calculated by subtracting the inflation rate from the bond's nominal (or stated) yield.

* YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

SECURITY TYPES

* REPURCHASE AGREEMENTS (REPOS) --short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days). The fund does not actually own the security; instead, the security serves as collateral for the agreement.

* U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures, and bonds (maturing in three months to 50 years).


30      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* U.S. TREASURY INFLATION-INDEXED SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Inflation-indexed bonds have lower interest rates than normal Treasury bonds with similar maturities. But unlike ordinary bonds, inflation-indexed bonds' principal value is adjusted regularly for inflation based on the consumer price index. As a result, the amount of interest paid out changes with the principal adjustments.

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).

* ZERO-COUPON BONDS (ZEROS) -- bonds that make no periodic interest payments. Instead, they are sold at a deep discount and then redeemed for their full face value at maturity. When held to maturity, a zero's entire return comes from the difference between its purchase price and its value at maturity. The funds typically only invest in zeros issued by the U.S. Treasury (such as STRIPS).

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                www.americancentury.com      31


Notes
--------------------------------------------------------------------------------


32      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0011                                 American Century Investment Services, Inc.
SH-SAN-22589                      (c)2000 American Century Services Corporation

[front cover]


September 30, 2000

AMERICAN CENTURY
Semiannual Report

Capital Preservation
Government Agency


                                  [american century logo and text logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

Review the day's market activity at www.americancentury.com

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

Information and advance notice

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or figures that are likely to affect market activity.

Review the week

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

Easy to find

   The Daily and Weekly Market Wraps are easy to find on our Web site. Just go to www.americancentury.com, click on "News" in the tool bar, and locate the Wrap you're looking for in the left column.

[Dalbar Seal]

    American   Century' s  fund  performance  reports  have  been  awarded  the
Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

CAPITAL PRESERVATION
(CPFXX)
--------------------------

GOVERNMENT AGENCY
(BGAXX)
--------------------------


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The six-month period ended September 30, 2000, provided a nearly ideal environment for money market funds--rising yields, modest inflation, and stock volatility. It also demonstrated the benefits of maintaining at least modest fixed-income holdings for investors who are sensitive to extreme short-term equity market swings--particularly those with shorter-term investment horizons.

     The Capital Preservation and Government Agency funds continued to perform well, providing higher yields and total returns than the majority of their peers (according to Lipper Inc., an independent mutual fund ranking service--see pages 4 and 7). Fund manager Beth Bunnell Hunter reviews fund performance on pages 5 and 8.

     On the corporate front, Chase Manhattan Corp. recently announced plans to acquire J.P. Morgan & Co., a substantial minority shareholder in American Century Companies, Inc. since 1998. If the transaction is completed as expected, J.P. Morgan Chase, the new enterprise, will own the shares of American Century currently held by Morgan. Corporate control of American Century is not affected by this transaction. We will be exploring ways to partner with J.P. Morgan Chase for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we have chosen to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation (in particular, leveraging our earnings-acceleration screening system to build the next generation of portfolio management technologies). However, his first priority will be continuing involvement on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ........................................................  2
   Frequently Asked
   Questions ................................................................  3
CAPITAL PRESERVATION
   Performance Information ..................................................  4
   Management Q&A ...........................................................  5
   Types of Investments .....................................................  5
   Schedule of Investments ..................................................  6
GOVERNMENT AGENCY
   Performance Information ..................................................  7
   Management Q&A ...........................................................  8
   Types of Investments .....................................................  8
   Schedule of Investments ..................................................  9
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ........................................................... 11
   Statement of Operations .................................................. 12
   Statement of Changes
      in Net Assets ......................................................... 13
   Notes to Financial
      Statements ............................................................ 14
   Financial Highlights ..................................................... 16
OTHER INFORMATION
   Share Class and Retirement
      Account Information ................................................... 19
   Background Information
      Investment Philosophy
         and Policies ....................................................... 20
      Comparative Indices ................................................... 20
      Lipper Rankings ....................................................... 20
      Investment Team
         Leaders ............................................................ 20
   Glossary ................................................................. 21


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

CAPITAL PRESERVATION

* The portfolio's total return for the six months ended September 30 outpaced 80% of the 96 U.S. Treasury money market funds tracked by Lipper Inc.

* The portfolio's state tax-free yield increased during the period, in part because the Federal Reserve (the Fed) raised interest rates in May of 2000.

* Active management of the portfolio helped Capital Preservation beat its peers--we correctly anticipated interest rate changes and were able to lock in higher yields in May and June.

* We think the Fed is done raising rates in the near term, but the longer-term picture remains unclear.

GOVERNMENT AGENCY

* The portfolio's total return for the period outperformed over 80% of the 134 U.S. government money market funds tracked by Lipper Inc.

* The portfolio's state tax-free yield increased during the period, in part because the Federal Reserve (the Fed) raised interest rates in May of 2000

* Active management of the portfolio helped Government Agency beat its peers-- we correctly anticipated interest rate changes and were able to lock in higher yields in May and June.

* We think the Fed is done raising rates in the near term, but the longer-term picture remains unclear.

[left margin]

               CAPITAL PRESERVATION
                      (CPFXX)
    TOTAL RETURNS:               AS OF 9/30/00
       6 Months                          2.87%(1)
       1 Year                            5.35%
    7-DAY CURRENT YIELD:                 5.76%
    INCEPTION DATE:                   10/13/72
    NET ASSETS:                   $3.3 billion

               GOVERNMENT AGENCY(2)
                      (BGAXX)
    TOTAL RETURNS:               AS OF 9/30/00
       6 Months                          3.00%(1)
       1 Year                            5.70%
    7-DAY CURRENT YIELD:                 6.07%
    INCEPTION DATE:                    12/5/89
    NET ASSETS:                 $563.6 million(3)

(1) Not annualized.

(2) Investor Class.

(3) Includes Investor and Advisor classes.

See Total Returns on pages 4 and 7.

Investment terms are defined in the Glossary on pages 21-22.


2      1-800-345-2021


Money Market Funds--Frequently Asked Questions
--------------------------------------------------------------------------------

WHAT IS THE NEW DATE FOR DIVIDEND PAYMENTS?

     Beginning in November, dividends will be paid on the last business day of the month, rather than the last Friday of the month. We hope this change will make your dividend payment date easier to remember.

CAN I MAKE DIRECT DEPOSITS INTO MY MONEY MARKET FUND ACCOUNT?

     Yes. You can arrange for direct deposit of your paycheck, Social Security check, military allotment, or payments from other government agencies. Visit our Web site or give us a call to obtain the necessary information to set it up.

WHAT IS THE HOLDING PERIOD ON NEW DEPOSITS INTO MY ACCOUNT?

     There is a 7-business-day holding period for deposited funds--including your initial investment in a new account. There is a one-business-day holding period for wire transfers.

IS THERE A COST FOR WRITING CHECKS ON MY MONEY MARKET ACCOUNT?

     As long as each check is for $100 or more, you can write as many checks as you like at no charge.

HOW CAN I KEEP TRACK OF MY MONEY MARKET FUND TRANSACTIONS BETWEEN ACCOUNT STATEMENTS?

     You can access your investments any time through our automated telephone line and the American Century Web site. These services provide fund yields, returns, account information, and transaction services.

     You can keep tabs on your investments by:

*    visiting our Web site at
     www.americancentury.com*

*    using our Automated Information Line (1-800-345-8765)*

* calling an Investor Relations Representative at 1-800-345-2021* weekdays, 7 a.m.-7 p.m. Central time Saturdays, 9 a.m.-2 p.m. Central time

WHY DOES MY MONEY FUND YIELD FLUCTUATE?

     Money market funds are managed to maintain a stable $1 share price, but their yields will fluctuate with changes in market conditions. Common reasons for changes in your fund's yield are adjustments to Federal Reserve interest rate policy, the outlook for inflation, and supply and demand for money market securities.

     Keep in mind that no money market fund is guaranteed or insured by the U.S. government. Although money market funds are intended to preserve the value of your investment at $1 per share, there's no guarantee that they'll be able to do so.

IF YOU HAVE ANY QUESTIONS ABOUT OUR MONEY MARKET FUNDS, CALL US TOLL FREE AT 1-800-345-2021 OR E-MAIL US AT OUR WEB SITE, WWW.AMERICANCENTURY.COM.

* We must have your written authorization on file if you wish to make exchanges by phone, on our Automated Information Line, or through our Web site.

[right margin]

A FASTER AND EASIER WAY TO DEPOSIT MUTUAL FUND DISTRIBUTIONS

If you prefer to have your fund dividend or capital gains distributions sent to you instead of reinvesting them, there are a couple of ways to get access to this money faster than waiting for a check in the mail:

* YOU CAN HAVE DISTRIBUTIONS DEPOSITED DIRECTLY INTO YOUR MONEY MARKET ACCOUNT. The money will be deposited the same day that the distributions are paid.

* DISTRIBUTIONS CAN BE SENT ELECTRONICALLY TO YOUR BANK ACCOUNT. The money will be available in your bank account within three to five days.

Contact our Investor Relations Representatives to set up either of these options.


                                                www.americancentury.com      3


Capital Preservation--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2000

               CAPITAL    90-DAY TREASURY   U.S. TREASURY MONEY MARKET FUNDS(2)
            PRESERVATION    BILL INDEX       AVERAGE RETURN    FUND'S RANKING
================================================================================
6 MONTHS(1) ..  2.87%          2.98%             2.74%               --
1 YEAR .......  5.35%          5.73%             5.15%          19 OUT OF 92
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ......  4.93%          5.12%             4.73%          14 OUT OF 80
5 YEARS ......  4.92%          5.14%             4.78%          15 OUT OF 70
10 YEARS .....  4.57%          4.81%             4.46%           5 OUT OF 24

The fund's inception date was 10/13/72.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 20-21 for information about returns, the comparative index, and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                            9/30/00       3/31/00
NUMBER OF SECURITIES          17            21
WEIGHTED AVERAGE
   MATURITY                 51 DAYS       56 DAYS
EXPENSE RATIO               0.47%*         0.48%

* Annualized.

YIELDS AS OF SEPTEMBER 30, 2000
   7-DAY CURRENT YIELD              5.76%
   7-DAY EFFECTIVE YIELD            5.93%

Investment terms are defined in the Glossary on pages 21-22.

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


4      1-800-345-2021


Capital Preservation--Q&A
--------------------------------------------------------------------------------
[photo of Beth Bunnell Hunter]

     An interview with Beth Bunnell Hunter, a portfolio manager on the Capital Preservation fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2000?

     Capital Preservation performed very well--it returned 2.87%, beating the 2.74% average return of the 96 "U.S. Treasury Money Market Funds" tracked by Lipper Inc. When you take a look at its longer-term track record, Capital Preservation ranks in the top quarter of its Lipper group for the one-, three-, five-, and 10-year periods ended September 30.

     In terms of income paid to shareholders, Capital Preservation's 7-day current yield rose from 5.28% on March 31 to 5.76% on September 30. The 7-day effective yield, which includes reinvested dividends, was 5.93% on September 30. That was higher than the 5.72% average effective yield of its Lipper peers.

WHY DID THE FUND'S YIELD INCREASE  SO MUCH?

     The Federal Reserve raised short-term interest rates in May 2000 for the sixth time since June 1999. That meant higher financing costs for borrowers and better yields for lenders. We benefited from higher interest rates because Capital Preservation is essentially a short-term lender to the U.S. Treasury.

     Also, the Treasury decreased longer-term borrowing and increased shorter-term borrowing, which made for a larger supply of three- to six-month Treasury bills. As a result, yields on these securities had to rise to attract investors.

WHAT DID YOU DO TO BOOST PERFORMANCE?

     We saw a window of opportunity between May and June to lock in some attractive yields for shareholders. At that time, the market expected the Fed to continue raising interest rates. In other words, investors wanted to be paid the current rate of interest, plus additional compensation for the rate increases they expected to occur in the future.

     We thought the market was expecting too much, so we invested a portion of the portfolio in nine-month Treasury notes to lock in those higher yields while they were still available. As we anticipated, the Fed didn't raise interest rates in August.

     Our strategy was well rewarded because we earned the going rate of interest, plus a premium for the rate increases the market was expecting but never received. Our decision translated into better income and performance for shareholders.

WHAT'S YOUR OUTLOOK FOR SHORT-TERM INTEREST RATES AND HOW DO YOU PLAN TO POSITION THE FUND?

     We think the Fed is done raising rates in the near term, though the longer-term picture is unclear. We don't plan on making any significant changes until we see more economic data, which should provide clues to the Fed's next step. Our team will continue to assess opportunities to add yield, paying close attention to supply and demand.

[right margin]

"WE SAW A WINDOW OF OPPORTUNITY BETWEEN MAY AND JUNE TO LOCK IN SOME ATTRACTIVE YIELDS FOR SHAREHOLDERS."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                        AS OF SEPTEMBER 30, 2000
TREASURY BILLS                     78%
TREASURY NOTES                     22%

                          AS OF MARCH 31, 2000
TREASURY BILLS                     91%
TREASURY NOTES                      9%

Investment terms are defined in the Glossary on pages 21-22.


                                                www.americancentury.com      5


Capital Preservation--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
U.S. TREASURY BILLS(1) -- 78.1%
              $100,000,000  U.S. Treasury Bills, 5.97%,
                                10/12/00                         $   99,812,160
               125,000,000  U.S. Treasury Bills, 5.99%,
                                10/19/00                            124,623,250
               200,000,000  U.S. Treasury Bills, 6.09%,
                                11/2/00                             198,917,923
               300,000,000  U.S. Treasury Bills, 6.01%,
                                11/16/00                            297,694,570
               100,000,000  U.S. Treasury Bills, 6.03%,
                                11/24/00                             99,095,500
               300,000,000  U.S. Treasury Bills, 6.06%,
                                11/30/00                            296,972,500
                50,000,000  U.S. Treasury Bills, 6.01%,
                                12/7/00                              49,449,542
               275,000,000  U.S. Treasury Bills, 5.99%,
                                1/4/01                              270,674,631
                50,000,000  U.S. Treasury Bills, 6.03%,
                                1/11/01                              49,145,750
               200,000,000  U.S. Treasury Bills, 5.99%,
                                2/8/01                              195,677,500
               100,000,000  U.S. Treasury Bills, 5.98%,
                                3/22/01                              97,142,889
                                                                 --------------
TOTAL U.S. TREASURY BILLS                                         1,779,206,215
                                                                 --------------

Principal Amount                                                      Value
--------------------------------------------------------------------------------
U.S. TREASURY NOTES(1) -- 21.9%
              $125,000,000  U.S. Treasury Notes, 4.00%,
                                10/31/00                         $  124,778,587
               100,000,000  U.S. Treasury Notes, 5.75%,
                                11/15/00                             99,916,295
                50,000,000  U.S. Treasury Notes, 4.625%,
                                11/30/00                             49,838,708
               100,000,000  U.S. Treasury Notes, 5.50%,
                                12/31/00                             99,787,773
                50,000,000  U.S. Treasury Notes, 4.50%,
                                1/31/01                              49,692,599
                75,000,000  U.S. Treasury Notes, 4.875%,
                                3/31/01                              74,351,084
                                                                 --------------
TOTAL U.S. TREASURY NOTES                                           498,365,046
                                                                 --------------

TOTAL INVESTMENT SECURITIES -- 100.0%                            $2,277,571,261
                                                                 ==============

NOTES TO SCHEDULE OF INVESTMENTS

(1) The rates for U.S. Treasury Bills are the yield to maturity at purchase. The rates for U.S. Treasury Notes are the stated coupon rates.


6      1-800-345-2021                         See Notes to Financial Statements


Government Agency--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2000

                        INVESTOR CLASS (INCEPTION 12/5/89)                       ADVISOR CLASS (INCEPTION 4/12/99)
            GOVERNMENT   90-DAY TREASURY   U.S. GOVERNMENT MONEY MARKET FUNDS(2)   GOVERNMENT   90-DAY TREASURY
              AGENCY       BILL INDEX        AVERAGE RETURN    FUND'S RANKING        AGENCY       BILL INDEX
======================================================================================================================
6 MONTHS(1) .. 3.00%         2.98%               2.87%              --                2.87%          2.98%
1 YEAR ....... 5.70%         5.73%               5.42%         18 OUT OF 131          5.44%          5.73%
======================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ...... 5.17%         5.12%               4.98%         22 OUT OF 109           --             --
5 YEARS ...... 5.11%         5.14%               4.97%         25 OUT OF 97            --             --
10 YEARS ..... 4.75%         4.81%               4.56%          8 OUT OF 50            --             --
LIFE OF FUND . 5.02%        5.04%(3)            4.77%(4)        5 OUT OF 46(4)        5.10%         5.37%(5)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 11/30/89, the date nearest the class's inception for which data are available.

(4) Since 12/31/89, the date nearest the class's inception for which data are available.

(5) Since 3/31/99, the date nearest the class's inception for which data are available.

See pages 19-21 for information about share classes, returns, the comparative index, and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                            9/30/00       3/31/00
NUMBER OF SECURITIES          44            45
WEIGHTED AVERAGE
   MATURITY                 64 DAYS       48 DAYS
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.47%*         0.48%

* Annualized.

YIELDS AS OF SEPTEMBER 30, 2000
                               INVESTOR CLASS
   7-DAY CURRENT YIELD              6.07%
   7-DAY EFFECTIVE YIELD            6.25%

Investment terms are defined in the Glossary on pages 21-22.

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


                                                www.americancentury.com      7


Government Agency--Q&A
--------------------------------------------------------------------------------

     An interview with Beth Bunnell Hunter (pictured on page 5), a portfolio manager on the Government Agency fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2000?

     Government Agency performed well--it returned 3.00%, outpacing the 2.87% average return of the 134 "U.S. Government Money Market Funds" tracked by Lipper Inc.* A consistently solid performer, the fund ranked in the top third of its Lipper group for the one-, three-, five-, and 10-year periods ended September 30.

HOW DID THE FUND'S YIELD COMPARE?

     Government Agency's 7-day current yield rose from 5.50% on March 31 to 6.07% on September 30. The 7-day effective yield, which includes reinvested dividends, was 6.25% on September 30. That was higher than the 5.94% average effective yield of its Lipper peers.

WHY DID THE PORTFOLIO'S YIELD RISE DURING THE PERIOD?

     The Federal Reserve raised short-term interest rates in May 2000 for the sixth time since June 1999. That meant higher financing costs for borrowers and better yields for lenders. We benefited from higher interest rates because Government Agency is essentially a short-term lender to the various government agencies.

HOW DID YOU OUTPERFORM YOUR PEERS?

     We saw a window of opportunity between May and June to lock in some attractive yields for shareholders. At that time, the market expected the Fed to continue raising interest rates. In other words, investors wanted to be paid the current rate of interest, plus additional compensation for the rate increases they expected to occur in the future.

     We thought the market was expecting too much, so we invested a portion of the portfolio in one-year fixed-rate agency notes to lock in those higher yields while they were still available. As we anticipated, the Fed didn't raise interest rates in August.

     Our strategy was well rewarded because we earned the going rate of interest, plus a premium for the rate increases the market was expecting but never received. Our decision translated into better income and performance for shareholders.

WHAT IS YOUR OUTLOOK FOR SHORT-TERM INTEREST RATES AND HOW DO YOU PLAN TO POSITION THE FUND?

     We think the Fed is done raising rates in the near term, though the longer-term picture is unclear. We don't plan on making any significant changes until we see more economic data, which should provide clues to the Fed's next step. Our team will continue to assess opportunities to add yield, paying close attention to supply and demand.

* All fund returns and yields referenced in this interview are for Investor Class shares.

[left margin]

"WE THINK THE FED IS DONE RAISING RATES IN THE NEAR TERM, THOUGH THE LONGER-TERM PICTURE IS UNCLEAR."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                               AS OF SEPTEMBER 30, 2000
FLOATING-RATE AGENCY NOTES                43%
GOVERNMENT AGENCY
   DISCOUNT NOTES                         30%
GOVERNMENT AGENCY NOTES                   27%

                                 AS OF MARCH 31, 2000
GOVERNMENT AGENCY
   DISCOUNT NOTES                         47%
FLOATING-RATE AGENCY NOTES                36%
GOVERNMENT AGENCY NOTES                   15%
TREASURY BILLS                             2%

Investment terms are defined in the Glossary on pages 21-22.


8      1-800-345-2021


Government Agency--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES(1) -- 69.8%
             $  5,000,000  FFCB, 7.16%, 6/1/01                     $  4,999,001
                1,000,000  FFCB MTN, 5.80%, 10/10/00                    999,905
                1,300,000  FFCB MTN, 5.37%, 2/7/01                    1,294,191
                3,000,000  FHLB, 6.01%, 10/6/00                       2,999,548
               10,000,000  FHLB, 6.03%, 10/13/00                      9,997,017
                7,000,000  FHLB, 4.38%, 10/23/00                      6,990,363
                3,750,000  FHLB, 6.04%, 10/25/00                      3,747,692
                9,500,000  FHLB, 4.97%, 1/19/01                       9,451,833
                7,255,000  FHLB, 6.375%, 1/24/01                      7,254,612
                7,000,000  FHLB, 5.375%, 3/2/01                       6,955,695
               15,000,000  FHLB, 6.75%, 3/15/01                      14,987,251
               16,650,000  FHLB, 6.66%, 4/6/01                       16,626,317
               20,000,000  FHLB, 7.20%, 6/7/01                       20,028,916
               10,000,000  FHLB, 7.05%, 8/7/01                       10,000,000
               10,000,000  FHLB, 6.75%, 10/16/01                     10,000,000
                7,000,000  FHLB, 6.76%, 10/16/01                      7,000,000
               14,150,000  FHLB, VRN, 6.48%, 10/4/00,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.30% with
                              no caps                                14,148,833
               25,000,000  FHLB, VRN, 6.48%, 10/4/00,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.30% with
                              no caps                                25,000,000
               25,000,000  FHLB, VRN, 6.57%, 10/4/00,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.39% with
                              no caps                                25,000,000
                8,000,000  FHLB, VRN, 6.64%, 10/4/00,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.46% with
                              no caps                                 8,000,000
               20,000,000  FHLB, VRN, 6.67%, 10/4/00,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.49% with
                              no caps                                19,998,301
                5,000,000  FHLB, VRN, 6.68%, 10/4/00,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.50% with
                              no caps                                 5,000,000
               25,000,000  FHLB, VRN, 6.43%, 10/20/00,
                              resets monthly off the 3-month
                              T-Bill rate minus 0.19% with
                              no caps                                24,988,000
               15,600,000  SLMA MTN, 5.90%, 12/1/00                  15,584,521
               10,000,000  SLMA MTN, VRN, 6.61%,
                              10/3/00, resets quarterly off the
                              3-month T-Bill plus 0.43% with
                              no caps                                 9,992,827
               15,000,000  SLMA MTN, VRN, 6.57%,
                              10/5/00, resets quarterly off the
                              3-month T-Bill plus 0.43% with
                              no caps                                15,000,000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

              $21,200,000  SLMA, VRN, 6.55%, 10/3/00,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.41% with
                              no caps                              $ 21,199,714
               25,000,000  SLMA, VRN, 6.63%, 10/3/00,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.45% with
                              no caps                                24,991,773
               16,000,000  SLMA, VRN, 6.63%, 10/3/00,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.45% with
                              no caps                                15,997,365
               25,000,000  SLMA, VRN, 6.63%, 10/3/00,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.45% with
                              no caps                                24,999,716
                2,000,000  SLMA, VRN, 6.88%, 10/3/00,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.70% with
                              no caps                                 2,000,822
                3,000,000  TVA, 6.00%, 11/1/00                        2,997,779
                                                                   ------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                   388,231,992
                                                                   ------------

U.S. GOVERNMENT AGENCY DISCOUNT NOTES(1) -- 30.2%
                4,500,000  FFCB Discount Notes, 6.39%,
                              11/17/00                                4,462,459
                5,000,000  FFCB Discount Notes, 6.36%,
                              12/19/00                                4,930,217
                5,000,000  FFCB Discount Notes, 5.94%,
                              1/2/01                                  4,923,275
               13,000,000  FFCB Discount Notes, 6.71%,
                              5/18/01                                12,445,121
               35,000,000  FHLB Discount Notes, 6.42%,
                              10/11/00                               34,937,583
               27,287,000  FHLB Discount Notes, 6.42%,
                              10/13/00                               27,228,606
               25,000,000  FHLB Discount Notes, 6.43%,
                              10/25/00                               24,892,833
               27,000,000  FHLB Discount Notes, 6.40%,
                              11/15/00                               26,784,000
               15,000,000  FHLB Discount Notes, 6.39%,
                              11/24/00                               14,856,225
                4,000,000  FHLB Discount Notes, 6.37%,
                              12/20/00                                3,943,378
                4,000,000  FHLB Discount Notes, 5.95%,
                              1/8/01                                  3,934,550
                5,000,000  FHLB Discount Notes, 6.06%,
                              2/9/01                                  4,889,742
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY
DISCOUNT NOTES                                                      168,227,989
                                                                   ------------
TOTAL INVESTMENT SECURITIES -- 100.0%                              $556,459,981
                                                                   ============


See Notes to Financial Statements               www.americancentury.com      9


Government Agency--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2000 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

MTN = Medium Term Note

SLMA = Student Loan Marketing Association

TVA = Tennessee Valley Authority

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective September 30, 2000.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1) The rates for U.S. Government Agency Discount Notes are the yield to maturity at purchase. The rates for U.S. Government Agency securities are the stated coupon rates.


10      1-800-345-2021                        See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                                    CAPITAL         GOVERNMENT
SEPTEMBER 30, 2000 (UNAUDITED)                    PRESERVATION        AGENCY

ASSETS
Investment securities, at value
  (amortized cost for federal income
  tax purposes) ..............................   $2,277,571,261   $  556,459,981
Cash .........................................      361,579,250             --
Receivable for investments sold ..............      776,190,494       18,567,530
Interest receivable ..........................       23,106,796        6,112,092
                                                 --------------   --------------
                                                  3,438,447,801      581,139,603
                                                 --------------   --------------

LIABILITIES
Disbursements in excess of
  demand deposit cash ........................             --            220,029
Payable for investments purchased ............      123,261,812       17,000,000
Accrued management fees (Note 2) .............        1,282,880          217,475
Distribution fees payable (Note 2) ...........             --                456
Service fees payable (Note 2) ................             --                456
Dividends payable ............................          587,903           90,175
Payable for trustees' fees and expenses ......            7,824            1,329
                                                 --------------   --------------
                                                    125,140,419       17,529,920
                                                 --------------   --------------
Net Assets ...................................   $3,313,307,382   $  563,609,683
                                                 ==============   ==============

NET ASSETS CONSIST OF:
Capital paid in ..............................   $3,313,216,741   $  563,606,384
Accumulated undistributed net realized
  gain on investment transactions ............           90,641            3,299
                                                 --------------   --------------
                                                 $3,313,307,382   $  563,609,683
                                                 ==============   ==============

Investor Class
Net assets ...................................   $3,313,307,382   $  561,366,084
Shares outstanding ...........................    3,313,216,741      561,362,836
Net asset value per share ....................   $         1.00   $         1.00

Advisor Class
Net assets ...................................               NA   $    2,243,599
Shares outstanding ...........................               NA        2,243,548
Net asset value per share ....................               NA   $         1.00


See Notes to Financial Statements               www.americancentury.com      11


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)

                                                      CAPITAL        GOVERNMENT
                                                    PRESERVATION       AGENCY
INVESTMENT INCOME
Income:
Interest .....................................     $100,948,896     $ 17,837,045
                                                   ------------     ------------

Expenses (Note 2):
Management fees ..............................        7,812,329        1,310,432
Distribution fees -- Advisor Class ...........             --              2,950
Service fees -- Advisor Class ................             --              2,950
Trustees' fees and expenses ..................           54,663            9,185
                                                   ------------     ------------
                                                      7,866,992        1,325,517
                                                   ------------     ------------

Net investment income ........................       93,081,904       16,511,528
                                                   ------------     ------------

Net realized gain on investments .............        1,105,063            5,417
                                                   ------------     ------------

Net Increase in Net Assets
  Resulting from Operations ..................     $ 94,186,967     $ 16,516,945
                                                   ============     ============


12      1-800-345-2021                        See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED) AND YEAR ENDED MARCH 31, 2000

                                              CAPITAL PRESERVATION                GOVERNMENT AGENCY
Increase (Decrease) in Net Assets       SEPT. 30, 2000   MARCH 31, 2000    SEPT. 30, 2000   MARCH 31, 2000

OPERATIONS
Net investment income .................. $93,081,904      $149,874,202      $16,511,528       $26,049,590
Net realized gain (loss)
  on investments .......................  1,105,063         788,434            5,417             (378)
                                        --------------   ---------------   --------------   ---------------
Net increase in net assets
  resulting from operations ............  94,186,967      150,662,636        16,516,945       26,049,212
                                        --------------   ---------------   --------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ....................... (93,081,904)     (149,874,202)     (16,444,638)     (25,960,326)
  Advisor Class ........................      --               --             (66,890)         (89,264)
From net realized gains on
  investment transactions:
  Investor Class .......................  (1,061,279)       (741,577)          (1,733)            --
  Advisor Class ........................      --               --                (7)              --
                                        --------------   ---------------   --------------   ---------------
Decrease in net assets
  from distributions ................... (94,143,183)     (150,615,779)     (16,513,268)     (26,049,590)
                                        --------------   ---------------   --------------   ---------------

CAPITAL SHARE TRANSACTIONS (NOTE 3)
Net increase (decrease) in
  net assets from capital
  share transactions ................... (36,973,029)      25,384,830        5,648,110        30,116,273
                                        --------------   ---------------   --------------   ---------------

Net increase (decrease)
  in net assets ........................ (36,929,245)      25,431,687        5,651,787        30,115,895

NET ASSETS
Beginning of period ....................3,350,236,627    3,324,804,940      557,957,896       527,842,001
                                        --------------   ---------------   --------------   ---------------
End of period ..........................$3,313,307,382   $3,350,236,627     $563,609,683     $557,957,896
                                        ==============   ===============   ==============   ===============


See Notes to Financial Statements              www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Capital Preservation Fund (Capital Preservation) and Government Agency Money Market Fund (Government Agency) (the funds) are two of the eight funds issued by the trust. Capital Preservation seeks maximum safety and liquidity and intends to pursue its investment objectives by investing exclusively in short-term U.S. Treasury securities guaranteed by the direct full faith and credit pledge of the U.S. government. Government Agency seeks to provide the highest rate of current return on its investments, consistent with safety of principal and maintenance of liquidity by investing exclusively in short-term obligations of the U.S. government and its agencies and instrumentalities. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class for Capital Preservation had not commenced as of September 30, 2000.

    SECURITY VALUATIONS -- Securities are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FORWARD COMMITMENTS -- Periodically, the funds enter into purchase or sale transactions on a forward commitment basis. In these transactions, the funds sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as forward commitments or "roll" transactions. Capital Preservation and Government Agency had receivables on forward commitment transactions of $726,270,494 and $18,567,530, respectively. The funds take possession of any security they purchase in these transactions. The funds maintain segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS -- Distributions from net investment income are declared and credited daily and distributed monthly. The funds do not expect to realize any long-term capital gains, and accordingly, do not expect to pay any long-term capital gains distributions.

    At March 31, 2000, Government Agency had accumulated net realized capital loss carryovers of $22,516 (expiring in 2003 through 2006) which may be used to offset future taxable gains.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the trust. Certain officers of FDI are also officers of the trust.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1370% to 0.2500% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the six month period ended September 30, 2000, the effective annual Investor Class management fee for the funds was 0.47%.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by Government Agency under the plan during the six month period ended September 30, 2000, were $5,900.

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the trust.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, a distributor of the trust, ACIS, and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                                         CAPITAL PRESERVATION                    GOVERNMENT AGENCY
                                      SHARES              AMOUNT             SHARES            AMOUNT
INVESTOR CLASS
Six months ended
  September 30, 2000
Sold ............................ 1,034,822,694       $1,034,822,694      222,198,248       $222,198,248
Issued in reinvestment
  of distributions ..............   89,399,907          89,399,907         15,738,370        15,738,370
Redeemed ........................ (1,161,195,630)     (1,161,195,630)     (231,948,505)     (231,948,505)
                                  ----------------   -----------------   ---------------   ---------------
Net increase (decrease) .........  (36,973,029)        $(36,973,029)       5,988,113         $5,988,113
                                  ================   =================   ===============   ===============

Year ended
  March 31, 2000
Sold ............................ 2,329,319,665       $2,329,319,665      430,818,658       $430,818,658
Issued in reinvestment
  of distributions ..............  143,840,428         143,840,428         24,964,176        24,964,176
Redeemed ........................ (2,447,775,263)     (2,447,775,263)     (428,250,112)     (428,250,112)
                                  ----------------   -----------------   ---------------   ---------------
Net increase ....................   25,384,830         $25,384,830         27,532,722        $27,532,722
                                  ================   =================   ===============   ===============

ADVISOR CLASS
Six months ended
  September 30, 2000
Sold ..................................................................     892,951           $892,951
Issued in reinvestment
  of distributions ....................................................      66,548            66,548
Redeemed ..............................................................    (1,299,502)       (1,299,502)
                                                                         ---------------   ---------------
Net decrease ..........................................................     (340,003)        $(340,003)
                                                                         ===============   ===============

Period ended
  March 31, 2000(1)
Sold ..................................................................    22,561,363        $22,561,363
Issued in reinvestment
  of distributions ....................................................      89,271            89,271
Redeemed ..............................................................   (20,067,083)      (20,067,083)
                                                                         ---------------   ---------------
Net increase ..........................................................    2,583,551         $2,583,551
                                                                         ===============   ===============

(1)  April 12, 1999 (commencement of sale) through March 31, 2000.


                                                www.americancentury.com      15


Capital Preservation--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), and EXPENSE RATIO (operating expenses as a percentage of average net assets).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                         2000(1)             2000            1999           1998           1997          1996
PER-SHARE DATA
Net Asset Value, Beginning of Period  $        1.00      $        1.00   $        1.00  $        1.00  $        1.00  $        1.00
                                      -------------      -------------   -------------  -------------  -------------  -------------
Income From Investment Operations
  Net Investment Income ............           0.03               0.05            0.05           0.05           0.05           0.05
                                      -------------      -------------   -------------  -------------  -------------  -------------
Distributions
  From Net Investment Income .......          (0.03)             (0.05)          (0.05)         (0.05)         (0.05)         (0.05)
                                      -------------      -------------   -------------  -------------  -------------  -------------
Net Asset Value, End of Period .....  $        1.00      $        1.00   $        1.00  $        1.00  $        1.00  $        1.00
                                      =============      =============   =============  =============  =============  =============
  Total Return(2) ..................           2.87%              4.63%           4.72%          5.06%          4.82%          5.21%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets(3) ...........           0.47%(4)           0.48%           0.48%          0.49%          0.49%          0.51%
Ratio of Net Investment Income
to Average Net Assets ..............           5.60%(4)           4.51%           4.53%          4.90%          4.66%          5.07%
Net Assets, End of Period
(in thousands) .....................  $   3,313,307      $   3,350,237   $   3,324,805  $   3,144,584  $   2,978,015  $   3,077,558

(1)  Six months ended September 30, 2000 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) The ratios for years ended March 31, 1997 and March 31, 1996 include expenses paid through expense offset arrangements.

(4)  Annualized.


16      1-800-345-2021                        See Notes to Financial Statements


Government Agency--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), and EXPENSE RATIO (operating expenses as a percentage of average net assets).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                        Investor Class
                                         2000(1)        2000         1999          1998          1997          1996
PER-SHARE DATA
Net Asset Value, Beginning of Period ..  $1.00         $1.00        $1.00         $1.00         $1.00         $1.00
                                       -----------   ----------   -----------   -----------   -----------   -----------
Income From Investment Operations

  Net Investment Income ...............   0.03          0.05         0.05          0.05          0.05          0.05
                                       -----------   ----------   -----------   -----------   -----------   -----------
Distributions
  From Net Investment Income ..........  (0.03)        (0.05)       (0.05)        (0.05)        (0.05)        (0.05)
                                       -----------   ----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Period ........  $1.00         $1.00        $1.00         $1.00         $1.00         $1.00
                                       ===========   ==========   ===========   ===========   ===========   ===========
  Total Return(2) .....................   3.00%         4.98%        4.91%         5.14%         4.89%         5.35%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets(3) .............. 0.47%(4)        0.48%        0.48%         0.51%         0.57%         0.51%
Ratio of Net Investment Income
to Average Net Assets ................. 5.91%(4)        4.88%        4.79%         5.02%         4.76%         5.20%
Net Assets, End of Period
(in thousands) ........................ $561,366      $555,374     $527,842      $487,791      $470,759      $503,328

(1)  Six months ended September 30, 2000 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) The ratios for years ended March 31, 1997 and March 31, 1996 include expenses paid through expense offset arrangements.

(4)  Annualized.


See Notes to Financial Statements              www.americancentury.com      17


Government Agency--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                       Advisor Class
                                                   2000(1)       2000(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ............  $1.00         $1.00
                                                 -----------   -----------
Income From Investment Operations
  Net Investment Income .........................   0.03          0.04
                                                 -----------   -----------
Distributions
  From Net Investment Income ....................  (0.03)        (0.04)
                                                 -----------   -----------
Net Asset Value, End of Period ..................  $1.00         $1.00
                                                 ===========   ===========
  Total Return(3) ...............................   2.87%         4.58%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ........................... 0.72%(4)      0.73%(4)
Ratio of Net Investment Income
to Average Net Assets ........................... 5.66%(4)      4.66%(4)
Net Assets, End of Period
(in thousands) ..................................  $2,244        $2,584

(1)  Six months ended September 30, 2000 (unaudited).

(2)  April 12, 1999 (commencement of sale) through March 31, 2000 (unaudited).

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


18      1-800-345-2021                        See Notes to Financial Statements


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares. The Advisor Class had not commenced as of September 30, 2000, for Capital Preservation.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                www.americancentury.com      19


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     CAPITAL PRESERVATION seeks to provide interest income exempt from state taxes while maintaining a stable share price by investing in U.S. Treasury money market securities.

     GOVERNMENT AGENCY seeks to provide interest income exempt from state taxes while maintaining a stable share price by investing in U.S. government money market securities.

     An investment in the funds is neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The 90-DAY TREASURY BILL INDEX is derived from secondary market interest rates published by the Federal Reserve Bank.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the U.S. Treasury and government money market funds are:

     U.S. TREASURY MONEY MARKET FUNDS (Capital Preservation) -- funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest principally in U.S. Treasury obligations.

     U.S. GOVERNMENT MONEY MARKET FUNDS (Government Agency) -- funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or instrumentalities

[left margin]

INVESTMENT TEAM LEADERS
  Portfolio Manager
       BETH BUNNELL HUNTER


20      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 16-18.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES --the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF MONEY MARKET SECURITIES

* FLOATING-RATE AGENCY NOTES (FLOATERS) -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank) whose interest rates change when a designated base rate changes. The base rate is often the federal funds rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR).

* U.S. GOVERNMENT AGENCY NOTES -- intermediate-term debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank). These notes are issued with maturities ranging from three months to 30 years, but the funds only invest in those with remaining maturities of 397 days or less.

* U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- short-term debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank). These notes are issued at a discount and achieve full value at maturity (typically one year or less).

* U.S. TREASURY BILLS (T-BILLS) -- short-term debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. T-bills are issued with maturities ranging from three months to one year.

* U.S. TREASURY NOTES (T-NOTES) -- intermediate-term debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. T-notes are issued with maturities ranging from two to 10 years, but the funds only invest in those with remaining maturities of 397 days or less.

OTHER SHORT-TERM INVESTMENTS

* DOLLAR ROLLS -- short-term debt agreements in which a fund buys a security and agrees to sell it back at a specific price and date (usually within seven days). The fund actually takes possession and ownership of the security until the sale date.

* REPURCHASE AGREEMENTS (REPOS) -- short-term debt agreements in which a fund buys a security and agrees to sell it back at a specific price and date (usually within seven days). The fund does not own the security; instead, the security serves as collateral for the agreement.


                                                www.americancentury.com      21


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


22      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0011                                 American Century Investment Services, Inc.
SH-SAN-22588                      (c)2000 American Century Services Corporation

[front cover]


September 30, 2000

AMERICAN CENTURY
Semiannual Report

Short-Term Government


                                  [american century logo and text logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

Review the day's market activity at www.americancentury.com

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

Information and advance notice

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or figures that are likely to affect market activity.

Review the week

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

Easy to find

   The Daily and Weekly Market Wraps are easy to find on our Web site. Just go to www.americancentury.com, click on "News" in the tool bar, and locate the Wrap you're looking for in the left column.

[Dalbar Seal]

    American   Century' s  fund  performance  reports  have  been  awarded  the
Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

SHORT-TERM GOVERNMENT
(TWUSX)
--------------------------

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The six months ended September 30, 2000, provided a positive environment for bond funds--interest rates fell, economic growth moderated, inflation remained surprisingly tame, and stock markets wobbled.

     We're proud to report to American Century Short-Term Government shareholders that the fund performed well compared with its peers, based on total return (according to Lipper Inc., an independent mutual fund ranking service--see pages 4 and 5). Our investment professionals review the period in more detail beginning on page 3.

     On the corporate front, Chase Manhattan Corp. recently announced plans to acquire J.P. Morgan & Co., a substantial minority shareholder in American Century Companies, Inc. since 1998. If the transaction is completed as expected, J.P. Morgan Chase, the new enterprise, will own the shares of American Century currently held by Morgan. Corporate control of American Century is not affected by this transaction. We will be exploring ways to partner with J.P. Morgan Chase for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we have chosen to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation (in particular, leveraging our earnings-acceleration screening system to build the next generation of portfolio management technologies). However, his first priority will be continuing involvement on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights .......................................................   2
   Market Perspective ......................................................   3
SHORT-TERM GOVERNMENT
   Performance Information .................................................   4
   Management Q&A ..........................................................   5
   Portfolio at a Glance ...................................................   5
   Yields ..................................................................   5
   Types of Investments ....................................................   6
   Schedule of Investments .................................................   7
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ..........................................................  10
   Statement of Operations .................................................  11
   Statement of Changes
      in Net Assets ........................................................  12
   Notes to Financial
      Statements ...........................................................  13
   Financial Highlights ....................................................  16
OTHER INFORMATION
   Share Class and Retirement
      Account Information ..................................................  18
   Background Information
      Investment Philosophy
         and Policies ......................................................  19
      Comparative Indices ..................................................  19
      Lipper Rankings ......................................................  19
      Investment Team
         Leaders ...........................................................  19
   Glossary ................................................................  20


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The six months ended September 30, 2000, generally favored government bond investors.

* Economic growth slowed as the Federal Reserve's (Fed's) rate hikes began to have their desired effect.

* The Fed eased off the brakes and left rates unchanged over the summer after hiking them in May.

* Bonds became increasingly attractive by mid-summer amid expectations of stable Fed policy and equity market volatility.

* Mortgage-backed, government agency, and Treasury securities all performed well over the six months.

MANAGEMENT Q&A

* Short-Term Government beat out the average total return of the short government funds tracked by Lipper Inc. and fell just shy of its benchmark's performance. (See page 4 for performance comparisons.)

* We finished adjusting the portfolio's composition so that it should more closely track the fund's benchmark and Lipper peers.

* We sold collateralized mortgage obligations (CMOs) when attractive opportunities presented themselves, while retaining the ones that we felt offered nice yields and were easily bought and sold.

* We also adjusted the portfolio's mortgage pass-through exposure, which played an important role in driving the fund's better-than-average returns.

* Treasury inflation-indexed securities boosted performance too, though we underweighted Treasurys in general because we felt that they had become somewhat overpriced.

* Going forward, we believe the fund is well positioned for the current environment and that our holdings are where we want them to be relative to the benchmark and Lipper group.

[left margin]

             SHORT-TERM GOVERNMENT(1)
                      (TWUSX)
    TOTAL RETURNS:              AS OF 9/30/00
       6 Months                         3.93%(2)
       1 Year                           5.78%
    30-DAY SEC YIELD:                   6.03%
    INCEPTION DATE:                  12/15/82
    NET ASSETS:                $761.9 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 20-21.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

UPBEAT PERFORMANCE

     The six months ended September 30, 2000, generally favored government bond investors. A combination of factors boosted bond returns. These included a struggling stock market, slower economic growth, a reduction in the supply of outstanding Treasury bonds, and growing optimism that the Federal Reserve was finished raising interest rates for the near term (see the table at right).

ECONOMIC ACTIVITY MODERATED

     Economic growth slowed as the Fed's rate hikes began to have their desired effect. Reduced manufacturing activity and consumer spending indicated that the economy was downshifting. With growth tapering off to more manageable levels, the Federal Reserve was able to ease off the brakes and leave rates unchanged over the summer after hiking them in May.

HEIGHTENED APPEAL

     By mid-summer, investors had become convinced that the Fed was unlikely to raise rates again, setting the stage for bonds to rally. Equity market volatility added fuel to the fire. And with the Fed out of the picture and stocks on the decline, bonds became increasingly attractive.

TREASURYS PERFORMED WELL

     Investors searching for a safe haven from equities found a far less volatile home in short-term Treasurys. Intermediate- and long-maturity Treasurys also performed well in that environment, thanks to the improvement in the federal budget position--as a result of budget surpluses over the past three years, the Treasury Department has reduced debt held by the public by $363 billion, the largest three-year reduction in history. As the accompanying Treasury yield-curve graph illustrates, Treasury yields were mostly lower, especially for short maturities.

MORTGAGES AND AGENCYS WERE  TOP PERFORMERS

     Mortgage-backed securities did even better. Increased demand was one positive factor, as investors looked outside of the Treasury market for higher-yielding bonds. Mortgages were also helped by the fact that the congressional legislative period was closing without action on a bill that would have cut the Treasury lines of credit for agencies such as Fannie Mae and Freddie Mac. Government agency securities produced attractive returns, too. Increased demand certainly helped, as did lower-than-expected supply--investors expected that agencies would begin issuing more debt in the face of a dwindling supply of Treasury bonds. But the wealth of new supply failed to materialize.

[right margin]

"THE SIX MONTHS ENDED SEPTEMBER 30, 2000, GENERALLY FAVORED GOVERNMENT BOND INVESTORS."

BOND INDEX RETURNS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
   SALOMON BROTHERS BROAD
      INVESTMENT-GRADE INDEX             4.80%
   SALOMON BROTHERS
      GOVERNMENT INDEX                   5.20%
   SALOMON BROTHERS MORTGAGE INDEX       5.58%
   SALOMON BROTHERS TREASURY INDEX       4.16%

Source: Bloomberg Financial Markets

[line graph - data below]

"DISINVERTING" TREASURY YIELD CURVE

YEARS TO
MATURITY        3/31/00         9/30/00
1                6.24%           6.10%
2                6.48%           5.98%
3                6.42%           5.93%
4                6.37%           5.89%
5                6.32%           5.85%
6                6.25%           5.84%
7                6.19%           5.83%
8                6.13%           5.82%
9                6.07%           5.81%
10               6.01%           5.80%
11               6.00%           5.80%
12               5.99%           5.80%
13               5.98%           5.80%
14               5.97%           5.80%
15               5.96%           5.80%
16               5.95%           5.80%
17               5.94%           5.80%
18               5.93%           5.80%
19               5.92%           5.80%
20               5.91%           5.80%
21               5.90%           5.80%
22               5.89%           5.81%
23               5.88%           5.82%
24               5.87%           5.83%
25               5.86%           5.84%
26               5.85%           5.85%
27               5.84%           5.86%
28               5.83%           5.87%
29               5.83%           5.88%
30               5.83%           5.89%

Source: Bloomberg Financial Markets


                                                www.americancentury.com      3


Short-Term Government--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2000

                              INVESTOR CLASS (INCEPTION 12/15/82)                  ADVISOR CLASS (INCEPTION 7/8/98)
              SHORT-TERM   SALOMON 1- TO 3-YR.    SHORT U.S. GOVERNMENT FUNDS(2)   SHORT-TERM   SALOMON 1- TO 3-YR.
              GOVERNMENT   TREAS./AGENCY INDEX   AVERAGE RETURN   FUND'S RANKING   GOVERNMENT   TREAS./AGENCY INDEX
========================================================================================================================
6 MONTHS(1) .... 3.93%           3.98%               3.63%              --            3.80%           3.98%
1 YEAR ......... 5.78%           5.92%               5.68%         26 OUT OF 74       5.51%           5.92%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ........ 4.88%           5.69%               4.88%         42 OUT OF 68        --               --
5 YEARS ........ 5.14%           5.93%               5.13%         29 OUT OF 52        --               --
10 YEARS ....... 5.63%           6.47%               5.78%         11 OUT OF 15        --               --
LIFE OF FUND ... 6.84%          7.94%(3)            7.02%(3)       2 OUT OF 3(3)      4.25%           5.45%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 12/31/82, the date nearest the class's inception for which data are available.

(4) Since 6/30/98, the date nearest the class's inception for which data are available.

See pages 18-20 for information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 9/30/00
Salomon 1- to 3-Year
  Treasury/Agency Index    $18,724
Short-Term Government      $17,297

                   Short-Term          Salomon 1- to 3-Year
                   Government          Treasury/Agency Index
DATE                 VALUE                     VALUE
9/30/1990           $10,000                   $10,000
9/30/1991           $11,090                   $11,125
9/30/1992           $12,099                   $12,234
9/30/1993           $12,512                   $12,843
9/30/1994           $12,496                   $12,986
9/30/1995           $13,461                   $14,039
9/30/1996           $14,117                   $14,840
9/30/1997           $14,991                   $15,861
9/30/1998           $16,084                   $17,117
9/30/1999           $16,352                   $17,678
9/30/2000           $17,297                   $18,724

$10,000 investment made 9/30/90

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Salomon 1- to 3-Year Treasury/ Agency Index is provided for comparison in each graph. Short-Term Government's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED SEPTEMBER 30)

                Short-Term         Salomon 1- to 3-Year
                Government         Treasury/Agency Index
DATE              RETURN                  RETURN
9/30/1991         10.90%                  11.25%
9/30/1992          9.10%                   9.97%
9/30/1993          3.41%                   4.98%
9/30/1994         -0.13%                   1.12%
9/30/1995          7.73%                   8.10%
9/30/1996          4.87%                   5.70%
9/30/1997          6.19%                   6.86%
9/30/1998          7.29%                   7.90%
9/30/1999          1.67%                   3.25%
9/30/2000          5.78%                   5.92%


4      1-800-345-2021


Short-Term Government--Q&A
--------------------------------------------------------------------------------
[photo of Dave Schroeder]    [photo of Michael Shearer]

     An interview with Dave Schroeder (left) and Michael Shearer, portfolio managers on the Short-Term Government fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2000?

     Short-Term Government performed well. The fund's 3.93% total return for the period was just shy of the 3.98% return of its benchmark, the Salomon 1-3 Year Treasury/Agency index.* The 75 "Short Government" funds tracked by Lipper Inc. produced an average return of 3.63% over the six months, quite a bit lower than Short-Term Government's return. (See the previous page for other performance comparisons.)

WHY DID SHORT-TERM GOVERNMENT OUTPERFORM?

     A combination of favorable strategies helped the fund to perform well. Our occasional overweighting in mortgage-backed securities certainly enhanced performance, as did our maturity selection among government agency bonds. Adding Treasury inflation-indexed securities (TIIS) also boosted returns. In addition, our quantitative fixed-income team continued to play an important role in the way that we manage the fund.

LET'S START WITH THE FUND'S MORTGAGE-BACKED HOLDINGS. WHAT CHANGES DID YOU MAKE THERE?

     One of our main themes since becoming managers of the fund has been to adjust the portfolio's composition so that it will more closely track the benchmark and Lipper peers. During the six months, that meant we continued to sell collateralized mortgage obligations (CMOs) when attractive opportunities presented themselves. We retained a modest position in CMOs that had shorter durations (less interest rate sensitivity), offered what we felt were nice yields, and were very liquid (easily bought and sold). Those sales helped us to reduce the portfolio's mortgage-backed exposure from 48% to a more benchmark-neutral 36%.

     We also adjusted the portfolio's mortgage pass-through exposure, which played an important role in driving the fund's better-than-average returns. The fund started out slightly overweight in discount mortgage pass-throughs--ones with coupons below prevailing rates. Discount mortgages performed well, and in June--because we thought the rally had run its course--we began shifting the position back to a neutral weighting relative to the benchmark, and switched to par or premium pass-throughs--ones with coupons at or above prevailing rates, respectively.

WHAT CHANGES DID YOU MAKE TO THE FUND'S TREASURY POSITION?

     We underweighted Treasurys because we felt that they had become somewhat overpriced. Two- to five-year Treasury note yields fell more than twice as much as Treasurys with one year and shorter maturities and ones maturing in 10 or

* All fund returns and yields referenced in this interview are for Investor Class shares.

[right margin]

"WE UNDERWEIGHTED TREASURYS BECAUSE WE FELT THAT THEY HAD BECOME SOMEWHAT OVERPRICED."

PORTFOLIO AT A GLANCE
                                9/30/00       3/31/00
NUMBER OF SECURITIES              97            107
WEIGHTED AVERAGE
   MATURITY                     2.5 YRS       2.8 YRS
AVERAGE DURATION                1.8 YRS       1.9 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)              0.59%*         0.59%

* Annualized.

YIELDS AS OF SEPTEMBER 30, 2000
                                INVESTOR      ADVISOR
                                 CLASS         CLASS
30-DAY SEC YIELD                 6.03%         5.78%

Investment terms are defined in the Glossary on pages 20-21.


                                                www.americancentury.com      5


Short-Term Government--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

more years. So two-to five-year Treasurys seemed expensive. Relative to the benchmark, we were closer to neutral by the end of September, but some of the underweight remained in place.

     We also held TIIS at different times during the six months. We tended to hold two-year TIIS in place of short Treasurys during months such as April and May, when significant inflation adjustments to the principal value of TIIS enhanced their monthly returns.

WHAT OTHER CHANGES DID YOU MAKE?

     For the portfolio's agency allotment, we generally favored bonds maturing around three years from now, though we kept the fund's percentage of agencys a bit below that of the benchmark. But because the agency bonds we selected rallied more than ones with even shorter maturities, the position boosted Short-Term Government's returns.

HOW DID THE QUANTITATIVE FIXED-INCOME TEAM FACTOR IN?

     Whether we're looking at mortgage-backed securities, government agencys, or Treasurys, our quantitative fixed-income team helps us to determine where we should concentrate Short-Term Government's holdings.

     A good example is the quantitative analysis that led to the mortgage coupon weighting described earlier--our team detected the market imbalance that we were able to capitalize on. With such knowledge in hand, we make the calls based on what we believe are the most likely market scenarios.

SPEAKING OF LIKELY MARKET SCENARIOS, WHAT'S YOUR NEAR-TERM OUTLOOK FOR FIXED-INCOME SECURITIES?

     We think that government bonds may have performed too well too quickly, especially Treasurys, which we think may be a bit overpriced. Currently, short-term bond yields reflect expectations that the Federal Reserve will reduce rates nearly half a percent by next summer. While we agree that the Fed's next move may indeed be to lower rates, we're not convinced that's going to happen any time soon.

     The Fed tends to move slowly, so switching from a policy of raising rates to one of lowering rates could take some time. In addition, tight labor markets and rising oil costs--which jumped to 10-year highs in September--remain points of concern.

     On the other hand, productivity growth remains an unflagging ingredient in keeping inflation under control. Plus, rising oil prices have had a tempered impact on inflation because the U.S. is less dependent on oil than it was a few decades back, when manufacturing activity drove the national economy.

WITH THAT OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     We believe the fund is well positioned for the current environment and that our holdings are where we want them to be relative to the benchmark and Lipper group. So unless something happens to change our perspective, we anticipate keeping the fund positioned about where it is now.

     That means we'll probably maintain a slightly underweight position in Treasurys relative to the benchmark, while staying fairly neutral with regard to the portfolio's mortgage-backed exposure, and neutral to occasionally overweight regarding the portfolio's agency holdings.

     We're also likely to keep the portfolio's sensitivity to interest rate changes fairly neutral to its benchmark, while making small adjustments within the different fixed-income sectors in which the fund invests.

[left margin]

"WE BELIEVE THE FUND IS WELL POSITIONED FOR THE CURRENT ENVIRONMENT."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

                                AS OF SEPTEMBER 30, 2000
U.S. TREASURY SECURITIES                   49%
MORTGAGE-BACKED SECURITIES                 36%
U.S. GOVT. AGENCY SECURITIES               14%
TEMPORARY CASH INVESTMENTS                  1%

                                  AS OF MARCH 31, 2000
MORTGAGE-BACKED SECURITIES                 48%
U.S. TREASURY SECURITIES                   42%
U.S. GOVT. AGENCY SECURITIES                7%
TEMPORARY CASH INVESTMENTS                  3%

Investment terms are defined in the Glossary on pages 20-21.


6      1-800-345-2021


Short-Term Government--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000 (UNAUDITED)

Principal Amount           ($ in Thousands)                             Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 48.8%
                $  82,000  U.S. Treasury Notes, 4.625%,
                              12/31/00                                 $ 81,616
                  108,000  U.S. Treasury Notes, 5.50%,
                              8/31/01(1)                                107,257
                   15,000  U.S. Treasury Notes, 6.125%,
                              12/31/01                                   14,986
                  127,000  U.S. Treasury Notes, 6.625%,
                              4/1/02(1)                                 127,952
                   36,000  U.S. Treasury Notes, 5.75%,
                              8/15/03                                    35,820
                                                                       --------
TOTAL U.S. TREASURY SECURITIES                                          367,631
                                                                       --------
   (Cost $366,666)

FIXED-RATE MORTGAGE-BACKED SECURITIES(2) -- 18.6%
FHLMC -- 11.3%
                   10,071  FHLMC Pool #E000846, 7.50%,
                              5/1/15                                     10,161
                    7,373  FHLMC Pool #E00523, 6.50%,
                              12/1/12                                     7,257
                   16,519  FHLMC Pool #E00535, 6.00%,
                              2/1/13                                     15,969
                    7,508  FHLMC Pool #E00540, 6.00%,
                              3/1/13                                      7,242
                    7,465  FHLMC Pool #E077605, 6.00%,
                              6/1/14                                      7,198
                    6,147  FHLMC Pool #E64136, 6.50%,
                              5/1/11                                      6,067
                    9,550  FHLMC Pool #E78664, 7.00%,
                              9/1/14                                      9,515
                    1,917  FHLMC Pool #E79039, 7.00%,
                              12/1/14                                     1,910
                   11,562  FHLMC Pool #E79748, 7.00%,
                              1/1/15                                     11,520
                    3,620  FHLMC Pool #G10439, 6.50%,
                              1/1/11                                      3,578
                    4,272  FHLMC Pool #G40164, 6.50%,
                              11/1/02                                     4,236
                                                                       --------
                                                                         84,653
                                                                       --------
FNMA -- 7.2%
                    4,760  FNMA Pool #252566, 6.00%,
                               7/1/14                                     4,585
                   27,621  FNMA Pool #313958, 6.50%,
                              1/1/13                                     27,196
                    4,296  FNMA Pool #332814, 6.00%,
                              7/1/09                                      4,195
                    5,289  FNMA Pool #398280, 6.00%,
                              3/1/13                                      5,095
                    2,812  FNMA Pool #430978, 6.00%,
                              6/1/13                                      2,715
                    2,002  FNMA Pool #433206, 6.00%,
                              6/1/13                                      1,932
                    8,581  FNMA Pool #524716, 7.50%,
                              4/1/15                                      8,652
                                                                       --------
                                                                         54,370
                                                                       --------


Principal Amount           ($ in Thousands)                             Value
--------------------------------------------------------------------------------
GNMA -- 0.1%
               $      332  GNMA Pool #001291, 9.50%,
                              11/20/19                                 $    346
                      172  GNMA Pool #001565, 5.50%,
                              1/20/09                                       163
                       82  GNMA Pool #199973, 9.00%,
                              12/20/16                                       86
                      166  GNMA Pool #220128, 9.00%,
                              8/20/17                                       173
                       88  GNMA Pool #220134, 9.50%,
                              8/20/17                                        91
                       75  GNMA Pool #234860, 9.50%,
                              10/20/17                                       79
                                                                       --------
                                                                            938
                                                                       --------
TOTAL FIXED-RATE MORTGAGE-BACKED
SECURITIES                                                              139,961
                                                                       --------
   (Cost $138,997)

U.S. GOVERNMENT AGENCY SECURITIES -- 14.1%
                   67,000  FHLB, 6.25%, 11/15/02                         66,707
                   40,000  FNMA, 5.75%, 4/15/03                          39,323
                                                                       --------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                       106,030
                                                                       --------
   (Cost $104,443)

COLLATERALIZED MORTGAGE OBLIGATIONS(2) -- 7.1%
FHLMC -- 1.2%
                    3,477  FHLMC REMIC, Series 1558,
                              Class A TAC, 6.00%, 5/15/22                 3,427
                    1,089  FHLMC REMIC, Series 1587,
                              Class EB PAC-1, 5.50%,
                              5/15/07                                     1,085
                    2,502  FHLMC REMIC, Series 1678,
                              Class PE PAC, 5.60%,
                              7/15/07                                     2,489
                    2,181  FHLMC REMIC, Series 1934,
                              Class HB SEQ, 6.50%,
                              8/17/21                                     2,171
                                                                       --------
                                                                          9,172
                                                                       --------
FNMA -- 2.7%
                    6,617  FNMA REMIC, Series 1992-140,
                              Class ZA PAC, 9.00%,
                              11/25/06                                    6,715
                    5,897  FNMA REMIC, Series 1993-233,
                              Class J, 6.00%, 6/25/08                     5,845
                    1,951  FNMA REMIC, Series 1994-7,
                              Class PD PAC-1, 6.05%,
                              7/25/07                                     1,942
                      387  FNMA REMIC, Series 1996-10,
                              Class A SEQ, 6.50%,
                              11/25/17                                      386
                    1,090  FNMA REMIC, Series 1996-12,
                              Class A SEQ, 6.50%,
                              12/25/17                                    1,084


See Notes to Financial Statements                www.americancentury.com      7


Short-Term Government--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2000 (UNAUDITED)

Principal Amount           ($ in Thousands)                             Value
--------------------------------------------------------------------------------

               $    4,152  FNMA REMIC, Series 1996-64,
                              Class PB PAC, 6.50%,
                              1/18/19                                  $  4,127
                                                                       --------
                                                                         20,099
                                                                       --------
GNMA -- 3.2%
                    1,863  GNMA REMIC, Series 1996-15,
                              Class J SEQ, 7.00%, 1/16/07                 1,861
                      968  GNMA REMIC, Series 1996-15,
                              Class K SEQ, 7.00%, 9/16/06                   968
                   20,855  GNMA REMIC, Series 1999-28,
                              Class VA SUP, 6.50%, 1/20/07               20,963
                                                                       --------
                                                                         23,792
                                                                       --------
PRIVATE LABEL(3)
                       72  Dean Witter CMO Trust I, Class A
                              Floater, 6.75%, 10/20/00,
                              resets quarterly off the 3-month
                              LIBOR plus 0.50% with a
                              0.50% floor and a 13.00% cap(4)                71
                                                                       --------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS                                                              53,134
                                                                       --------
   (Cost $52,824)

ADJUSTABLE-RATE MORTAGAGE-BACKED
SECURITIES(2) -- 5.4%

FHLMC -- 2.3%
                      315  FHLMC Pool #390263, 6.75%,
                              1/1/21                                        310
                      334  FHLMC Pool #606095, 7.68%,
                              11/1/18                                       339
                       32  FHLMC Pool #635104, 7.60%,
                              8/1/18                                         33
                    1,537  FHLMC Pool #755188, 8.12%,
                              9/1/20                                      1,582
                       52  FHLMC Pool #775473, 7.36%,
                              6/1/21                                         52
                      638  FHLMC Pool #876559, 8.74%,
                              3/1/24                                        654
                   14,720  FHLMC Pool #E80800, 7.00%,
                              6/1/15                                     14,657
                                                                       --------
                                                                         17,627
                                                                       --------
FNMA -- 3.0%
                       56  FNMA Pool #009781, 7.07%,
                              10/1/14                                        55
                      451  FNMA Pool #013786, 6.88%,
                              8/1/18                                        444
                      285  FNMA Pool #020155, 7.49%,
                              8/1/14                                        284
                      160  FNMA Pool #025432, 8.00%,
                              4/1/16                                        163
                      220  FNMA Pool #036922, 8.25%,
                              8/1/16                                        225
                      179  FNMA Pool #061392, 7.82%,
                              7/1/17                                        187

Principal Amount           ($ in Thousands)                             Value
--------------------------------------------------------------------------------

               $    1,015  FNMA Pool #061401, 7.82%,
                              5/1/17                                   $  1,064
                       59  FNMA Pool #062835, 6.29%,
                              1/1/27                                         58
                       68  FNMA Pool #062836, 6.53%,
                              4/2/26                                         67
                      187  FNMA Pool #064708, 8.50%,
                              2/1/18                                        194
                      725  FNMA Pool #066415, 7.35%,
                              7/1/17                                        743
                      694  FNMA Pool #070030, 7.39%,
                              2/1/18                                        703
                      123  FNMA Pool #070184, 7.92%,
                              1/1/27                                        128
                      189  FNMA Pool #070186, 7.85%,
                              6/1/18                                        195
                      745  FNMA Pool #070595, 7.86%,
                              1/1/20                                        759
                      205  FNMA Pool #070716, 6.62%,
                              1/1/29                                        201
                      263  FNMA Pool #105843, 8.28%,
                              1/1/17                                        270
                       73  FNMA Pool #116473, 8.12%,
                              12/1/18                                        75
                      337  FNMA Pool #129482, 6.91%,
                              8/1/21                                        334
                    1,912  FNMA Pool #142402, 7.71%,
                              9/1/19                                      1,949
                      530  FNMA Pool #145556, 7.75%,
                              1/1/22                                        542
                       96  FNMA Pool #162880, 8.08%,
                              5/1/18                                         99
                      636  FNMA Pool #163993, 8.02%,
                              5/1/22                                        652
                      417  FNMA Pool #169868, 8.34%,
                              6/1/22                                        430
                      133  FNMA Pool #173165, 8.68%,
                              7/1/22                                        137
                      330  FNMA Pool #190647, 8.12%,
                              8/1/23                                        340
                      108  FNMA Pool #220498, 8.625%,
                              6/1/23                                        111
                      109  FNMA Pool #222649, 8.65%,
                              7/1/23                                        113
                      394  FNMA Pool #244477, 7.96%,
                              8/1/19                                        406
                    1,394  FNMA Pool #303336, 8.11%,
                              8/1/23                                      1,429
                       72  FNMA Pool #318767, 8.50%,
                              10/1/25                                        74
                    8,858  FNMA Pool #328192, 7.73%,
                              5/1/25                                      9,104
                       94  FNMA Pool #328733, 7.81%,
                              1/1/23                                         96
                      248  FNMA Pool #334441, 7.64%,
                              5/1/22                                        253
                      329  FNMA Pool #336479, 8.21%,
                              3/1/21                                        338
                                                                       --------
                                                                         22,222
                                                                       --------


8      1-800-345-2021                         See Notes to Financial Statements


Short-Term Government--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2000 (UNAUDITED)

Principal Amount           ($ in Thousands)                             Value
--------------------------------------------------------------------------------
GNMA -- 0.1%
              $        96  GNMA Pool #008230, 7.375%,
                              5/20/17                                  $     97
                      273  GNMA Pool #008763, 7.875%,
                              2/20/21                                       279
                      143  GNMA Pool #008872, 7.625%,
                              11/20/21                                      147
                        6  GNMA Pool #008902, 7.375%,
                              1/20/22                                         6
                      183  GNMA Pool #008964, 7.25%,
                              8/20/26                                       186
                                                                       --------
                                                                            715
                                                                       --------
TOTAL ADJUSTABLE-RATE
MORTGAGE-BACKED SECURITIES                                               40,564
                                                                       --------
   (Cost $40,445)

FORWARD COMMITMENTS -- 5.4%
                   20,000  FHLMC, 6.00%, settlement
                              10/19/00                                   19,275
                   10,000  FHLMC, 6.50%, settlement
                              10/19/00                                    9,812
                 12,000    FNMA, 7.00%, settlement
                              10/19/00                                   11,936
                                                                       --------
TOTAL FORWARD COMMITMENTS                                                41,023
                                                                       --------
   (Cost $40,907)

TEMPORARY CASH INVESTMENTS -- 0.6%
   Repurchase Agreement, Morgan Stanley & Co.,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 6.45%, dated 9/29/00,
    due 10/2/00 (Delivery value $4,695)                                   4,692
                                                                       --------
   (Cost $4,692)

TOTAL INVESTMENT SECURITIES -- 100.0%                                  $753,035
                                                                       ========
   (Cost $748,974)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1) Security, or a portion thereof, has been segregated at the custodian bank for Forward Commitments.

(2) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(3) Category is less than 0.05% of total investment securities.

(4) Interest reset date is indicated. Rate shown is effective September 30, 2000.


See Notes to Financial Statements                www.americancentury.com      9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

SEPTEMBER 30, 2000 (UNAUDITED)

ASSETS                                   (In Thousands Except Per-Share Amounts)
Investment securities, at value
  (identified cost of $748,974)
  (Note 3) ...............................................        $     753,035
Cash .....................................................                  180
Receivable for investments sold ..........................               39,642
Receivable for capital shares sold .......................                   11
Interest receivable ......................................               10,536
                                                                  -------------
                                                                        803,404
                                                                  -------------

LIABILITIES
Payable for investments purchased ........................               41,041
Accrued management fees (Note 2) .........................                  366
Distribution fees payable (Note 2) .......................                    1
Service fees payable (Note 2) ............................                    1
Dividends payable ........................................                  135
Payable for trustees' fees and expenses ..................                    2
                                                                  -------------
                                                                         41,546
                                                                  -------------
Net Assets ...............................................        $     761,858
                                                                  =============

NET ASSETS CONSIST OF:
Capital paid in ..........................................        $     859,483
Accumulated net realized loss
  on investment transactions .............................             (101,686)
Net unrealized appreciation
  on investments (Note 3) ................................                4,061
                                                                  -------------
                                                                  $     761,858
                                                                  =============

Investor Class, ($ and shares in full)
Net assets ...............................................        $ 758,855,544
Shares outstanding .......................................           81,884,204
Net asset value per share ................................        $        9.27

Advisor Class, ($ and shares in full)
Net assets ...............................................        $   3,002,696
Shares outstanding .......................................              324,014
Net asset value per share ................................        $        9.27


10      1-800-345-2021                        See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)

INVESTMENT INCOME                                                 (In Thousands)
Income:
Interest ....................................................          $ 24,686
                                                                       --------

Expenses (Note 2):
Management fees .............................................             2,201
Distribution fees -- Advisor Class ..........................                 2
Service fees -- Advisor Class ...............................                 2
Trustees' fees and expenses .................................                13
                                                                       --------
                                                                          2,218
                                                                       --------

Net investment income .......................................            22,468
                                                                       --------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized loss on investments ............................            (1,955)
Change in net unrealized
  appreciation on investments ...............................             8,486
                                                                       --------

Net realized and unrealized
  gain on investments .......................................             6,531
                                                                       --------

Net Increase in Net Assets
  Resulting from Operations .................................          $ 28,999
                                                                       ========


See Notes to Financial Statements               www.americancentury.com      11


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED) AND YEAR ENDED MARCH 31, 2000

                                                     SEPTEMBER 30,     MARCH 31,
Decrease in Net Assets                                   2000            2000

OPERATIONS                                                  (In Thousands)
Net investment income ..........................      $  22,468       $  43,560
Net realized loss on investments ...............         (1,955)        (20,193)
Change in net unrealized
  appreciation (depreciation)
  on investments ...............................          8,486          (4,264)
                                                      ---------       ---------
Net increase in net assets
  resulting from operations ....................         28,999          19,103
                                                      ---------       ---------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ...............................        (22,425)        (43,547)
  Advisor Class ................................            (43)            (13)
                                                      ---------       ---------
Decrease in net assets
  from distributions ...........................        (22,468)        (43,560)
                                                      ---------       ---------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net decrease in net assets from
  capital share transactions ...................         (7,497)        (45,157)
                                                      ---------       ---------

Net decrease in net assets .....................           (966)        (69,614)

NET ASSETS
Beginning of period ............................        762,824         832,438
                                                      ---------       ---------
End of period ..................................      $ 761,858       $ 762,824
                                                      =========       =========


12      1-800-345-2021                       See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Short-Term Government Fund (the fund) is one of the eight funds issued by the trust. The fund is diversified under the 1940 Act. The investment objective of the fund is to provide investors with a high level of current income, consistent with stability of principal. The fund intends to pursue this objective by investing in securities of the U.S. government and its agencies. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FORWARD COMMITMENTS -- The fund may purchase and sell U.S. government securities on a firm commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains in excess of available capital loss carryovers are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    As of March 31, 2000, the fund had accumulated net realized capital loss carryovers of $93,346,919 (expiring in 2001 through 2008), which may be used to offset future taxable gains.

    The fund has elected to treat $6,083,509 of net capital losses incurred in the five month period ended March 31, 2000, as having been incurred in the following fiscal year.


                                                www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.2425% to 0.3600% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the six month period ended September 30, 2000, the effective annual Investor Class management fee was 0.59%.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the fund under the plan during the six month period ended September 30, 2000, were $3,747.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, the distributor of the trust, American Century Services, Inc., and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases and sales of U.S. government and agency securities, excluding short-term investments, for the six months ended September 30, 2000, were $339,132,090 and $386,875,710, respectively.

    On September 30, 2000, accumulated net unrealized appreciation was $3,760,334, based on the aggregate cost of investments for federal income tax purposes of $749,274,357, which consisted of unrealized appreciation of $5,374,930 and unrealized depreciation of $1,614,596.


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the fund were as follows (unlimited number of shares authorized):

                                                          SHARES        AMOUNT
INVESTOR CLASS                                               (In Thousands)
Six months ended September 30, 2000
Sold .............................................        13,431      $ 119,244
Issued in reinvestment of distributions ..........         2,276         20,958
Redeemed .........................................       (16,798)      (150,216)
                                                       ---------      ---------
Net decrease .....................................        (1,091)     $ (10,014)
                                                       =========      =========

Year ended March 31, 2000
Sold .............................................        14,402      $ 133,071
Issued in reinvestment of distributions ..........         4,472         41,446
Redeemed .........................................       (23,790)      (220,046)
                                                       ---------      ---------
Net decrease .....................................        (4,916)     $ (45,529)
                                                       =========      =========

ADVISOR CLASS (In Thousands)
Six months ended September 30, 2000
Sold .............................................           288      $   2,647
Issued in reinvestment of distributions ..........             5             42
Redeemed .........................................           (19)          (172)
                                                       ---------      ---------
Net increase .....................................           274      $   2,517
                                                       =========      =========

Year ended March 31, 2000
Sold .............................................            63      $     579
Issued in reinvestment of distributions ..........             1              9
Redeemed .........................................           (23)          (216)
                                                       ---------      ---------
Net increase .....................................            41      $     372
                                                       =========      =========

--------------------------------------------------------------------------------
5.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six month period ended September 30, 2000.


                                                www.americancentury.com      15


Short-Term Government--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                         Investor Class
                                 2000(1)          2000          1999             1998(2)       1997          1996          1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ..... $      9.19      $      9.47   $      9.46      $      9.49   $      9.47   $      9.51   $      9.27
                            -----------      -----------   -----------      -----------   -----------   -----------   -----------
Income From Investment
Operations
  Net Investment Income ...        0.28             0.52          0.49             0.21          0.52          0.51          0.52
  Net Realized and
  Unrealized Gain (Loss)
  on Investment
  Transactions ............        0.08            (0.28)         0.01            (0.03)         0.02         (0.04)         0.24
                            -----------      -----------   -----------      -----------   -----------   -----------   -----------
  Total From Investment
  Operations ..............        0.36             0.24          0.50             0.18          0.54          0.47          0.76
                            -----------      -----------   -----------      -----------   -----------   -----------   -----------
Distributions
  From Net Investment
  Income ..................       (0.28)           (0.52)        (0.49)           (0.21)        (0.52)        (0.51)        (0.52)
                            -----------      -----------   -----------      -----------   -----------   -----------   -----------
Net Asset Value,
  End of Period ........... $      9.27      $      9.19   $      9.47      $      9.46   $      9.49   $      9.47   $      9.51
                            ===========      ===========   ===========      ===========   ===========   ===========   ===========
  Total Return(3) .........        3.93%            2.51%         5.39%            1.95%         5.86%         5.09%         8.42%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...        0.59%(4)         0.59%         0.59%(4)         0.59%         0.68%         0.70%         0.70%
Ratio of Net Investment
  Income to Average
  Net Assets ..............        5.98%(4)         5.48%         5.15%(4)         5.43%         5.53%         5.39%         5.53%
Portfolio Turnover Rate ...          52%             323%          196%              54%          293%          246%          128%
Net Assets, End of Period
  (in thousands) .......... $   758,856      $   762,363   $   832,344      $   808,464   $   519,332   $   349,772   $   391,331

(1)  Six months ended September 30, 2000 (unaudited).

(2) The fund's fiscal year end was changed from October 31 to March 31 resulting in a five month reporting period. For years prior to 1998, the fund's fiscal year was October 31.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


16      1-800-345-2021                       See Notes to Financial Statements


Short-Term Government--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                       Advisor Class
                                            2000(1)        2000       1999(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .....  $9.19         $9.47        $9.49
                                          -----------   ----------   ----------
Income From Investment Operations
  Net Investment Income ..................   0.26          0.49        0.33
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ......   0.08         (0.28)      (0.02)
                                          -----------   ----------   ----------
  Total From Investment Operations .......   0.34          0.21        0.31
                                          -----------   ----------   ----------
Distributions
  From Net Investment Income .............  (0.26)        (0.49)      (0.33)
                                          -----------   ----------   ----------
Net Asset Value, End of Period ...........  $9.27         $9.19        $9.47
                                          ===========   ==========   ==========
  Total Return(3) ........................   3.80%         2.26%       3.37%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................. 0.84%(4)        0.84%     0.84%(4)
Ratio of Net Investment Income
  to Average Net Assets .................. 5.73%(4)        5.23%     4.77%(4)
Portfolio Turnover Rate ..................    52%          323%        196%
Net Assets, End of Period
  (in thousands) .........................  $3,003         $461         $94

(1)  Six months ended September 30, 2000 (unaudited).

(2)  July 8, 1998 (commencement of sale) through March 31, 1999.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements              www.americancentury.com      17


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


18      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     SHORT-TERM GOVERNMENT seeks current income by investing in U.S. government and agency securities. The fund maintains a weighted average maturity of three years or less. Fund shares are not guaranteed by the U.S. government.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The SALOMON BROTHERS 1- TO 3-YEAR TREASURY/AGENCY INDEX is based on the price fluctuations of U.S. Treasury and government agency notes with maturities of 1-3 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's SHORT U.S. GOVERNMENT FUNDS category invest at least 65% of assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of less than three years.

[right margin]

INVESTMENT TEAM LEADERS
  Portfolio Managers
       DAVE SCHROEDER
       MICHAEL SHEARER


                                                www.americancentury.com      19


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 16-17.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by the fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of the portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

* BASIS POINT -- one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose by 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

*   COUPON -- the stated interest rate of a security.

* YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis. Most "normal" yield curves start in the lower left corner of the graph and rise to the upper right corner, indicating that yields rise as maturities lengthen. This upward sloping yield curve illustrates a normal risk/return relationship--more return (yield) for more risk (a longer maturity). Conversely, a "flat" yield curve provides little or no extra return for taking on more risk.

SECURITY TYPES

* COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) --a generic mortgage derivative. Mortgage derivatives are usually securities created (derived) from a pool of mortgages or mortgage-backed securities. Whereas a typical mortgage-backed security is an ownership interest in a complete mortgage pool, a derivative is usually an interest in just one part of a pool.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.


20      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures, and bonds (maturing in three months to 50 years).

* U.S. TREASURY INFLATION-INDEXED SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Inflation-indexed bonds have lower interest rates than normal Treasury bonds with similar maturities. But unlike ordinary bonds, inflation-indexed bonds' principal value is adjusted regularly for inflation based on the consumer price index. As a result, the amount of interest paid out changes with the principal adjustments.

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                www.americancentury.com      21


Notes
--------------------------------------------------------------------------------


22      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0011                                 American Century Investment Services, Inc.
SH-SAN-22590                      (c)2000 American Century Services Corporation

[front cover]


September 30, 2000

AMERICAN CENTURY
Semiannual Report

GNMA


                                  [american century logo and text logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

Review the day's market activity at www.americancentury.com

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

Information and advance notice

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or figures that are likely to affect market activity.

Review the week

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

Easy to find

   The Daily and Weekly Market Wraps are easy to find on our Web site. Just go to www.americancentury.com, click on "News" in the tool bar, and locate the Wrap you're looking for in the left column.

[Dalbar Seal]

    American   Century' s  fund  performance  reports  have  been  awarded  the
Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

GNMA
(BGNMX)
--------------------------

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The six months ended September 30, 2000, provided a positive environment for GNMA funds--interest rates fell, economic growth moderated, inflation remained surprisingly tame, and stock markets wobbled. What's more, mortgage-backed securities outperformed other fixed-income investments.

     We're proud to report to American Century GNMA shareholders that the fund continued to perform well, providing higher yields and total returns than the majority of its peers (according to Lipper Inc., an independent mutual fund ranking service--see pages 4 and 5). Our investment professionals review the period in more detail beginning on page 3.

     On the corporate front, Chase Manhattan Corp. recently announced plans to acquire J.P. Morgan & Co., a substantial minority shareholder in American Century Companies, Inc. since 1998. If the transaction is completed as expected, J.P. Morgan Chase, the new enterprise, will own the shares of American Century currently held by Morgan. Corporate control of American Century is not affected by this transaction. We will be exploring ways to partner with J.P. Morgan Chase for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we have chosen to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation (in particular, leveraging our earnings-acceleration screening system to build the next generation of portfolio management technologies). However, his first priority will be continuing involvement on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ........................................................  2
   Market Perspective .......................................................  3
GNMA
   Performance Information ..................................................  4
   Management Q&A ...........................................................  5
   Portfolio at a Glance ....................................................  5
   Yields ...................................................................  5
   Types of Investments .....................................................  6
   Schedule of Investments ..................................................  7
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ...........................................................  8
   Statement of Operations ..................................................  9
   Statement of Changes
      in Net Assets ......................................................... 10
   Notes to Financial
      Statements ............................................................ 11
   Financial Highlights ..................................................... 14
OTHER INFORMATION
   Share Class and Retirement
      Account Information ................................................... 16
   Background Information
      Investment Philosophy
         and Policies ....................................................... 17
      Comparative Indices ................................................... 17
      Lipper Rankings ....................................................... 17
      Investment Team
         Leaders ............................................................ 17
   Glossary ................................................................. 18


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Mortgage-backed securities performed best among domestic bonds in the six months ended September 30, 2000.

* Investors were lured to mortgages by their higher yields and better values. That demand helped mortgage-backed securities regain some of the ground they lost to Treasury bonds early in the year.

* The Federal Reserve tapped the brakes on the economy and managed to keep inflation in check despite the fact that oil prices hit a 10-year high in September.

* Good news on the economy and inflation helped bond prices rise and yields fall, particularly on 10-year Treasurys--an important benchmark for mortgage rates.

* Lower bond yields meant better borrowing rates for homeowners, keeping the housing market on track for its second-best year ever.

* Because so many new mortgages have been created in recent years (when rates have been relatively low), the average coupon (interest rate) on mortgage-backed securities has declined. Securities with coupons of 8% or less now make up more than 80% of the Salomon Brothers GNMA Index. That compares with 40% only five years ago.

MANAGEMENT Q&A

* American Century GNMA provided shareholders yields and returns that were better than those of the average GNMA fund (see pages 4 and 5).

* A key reason GNMA performed well relative to the Lipper group over time is that our expenses were below average. Other things being equal, lower expenses mean higher yields and returns for our shareholders.

* We believe our benchmark-based management approach has also helped our performance--we track the broad mortgage market while trying to add value by making modest adjustments to the portfolio.

* Because our mortgage position tends to mirror changes in the broader market, the fund is increasingly concentrated in mortgages with interest coupons of 8% or less.

* We felt that keeping a small slice of the portfolio in Treasury inflation-indexed securities was a good way to add yield and return.

* We believe the Federal Reserve has done a good job on the economy and inflation, and bonds could do well going forward. We also think mortgages look like good buys relative to Treasury bonds, at least until we hear more about the Treasury's debt buyback plan in early 2001.

[left margin]

                     GNMA(1)
                     (BGNMX)
    TOTAL RETURNS:             AS OF 9/30/00
       6 Months                        4.83%(2)
       1 Year                          6.97%
    30-DAY SEC YIELD:                  6.57%
    INCEPTION DATE:                  9/23/85
    NET ASSETS:                 $1.3 billion(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 18-19.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

POSITIVE PERFORMANCE

     Bond returns were healthy for the six months ended September 30, 2000, and GNMA securities performed well. Mortgage-backed securities made up the best-performing sector of the domestic bond market (see the table at right).

ECONOMY AND RATES

     The period began with the Federal Reserve (the Fed) focused on slowing the economy to head off inflation. As a result, the Fed raised its federal funds rate target in May, the last of six rate increases since the previous summer. The interest rate hikes appeared to have the desired effect--the pace of economic growth, though still healthy, slowed considerably. In addition, inflation remained largely in check despite the fact that oil prices leapt to a 10-year high in September.

     That positive backdrop led to higher prices and lower yields on bonds. The yield on the 10-year Treasury note--an important benchmark for mortgage lending rates--fell sharply. This contrasts with late 1999 and early 2000, when the 10-year note yield rose slightly even as 30-year bond yields fell because the Treasury was buying back these securities. At that time, Treasurys performed best and mortgages lagged.

MORTGAGES OUTPERFORM

     But that situation changed between March and September, when mortgage-backed securities rallied. Investors sought better values and higher yields outside of the Treasury market, turning to high-quality government agency mortgages. All that demand helped mortgages outperform Treasurys.

     Mortgages were also helped by the fact that the congressional legislative period was drawing to a close without action on HR 3703, also known as the Baker Bill. The bill, which would have eliminated government backing for Fannie Mae and Freddie Mac (two major mortgage-backed bond issuers), weighed on mortgages generally. Ginnie Mae securities held up better because they were never a target of the legislation. GNMA mortgages continue to enjoy the backing of the government's "full faith and credit" pledge.

MORTGAGE MARKET RECAP

     In the mortgage market, falling bond yields meant lower borrowing rates for homeowners. The Fed's rate hikes had pushed mortgage rates as high as 8.7% in May. But when it became clear in recent months that economic growth was moderating and that the Fed's work on interest rates was largely done, mortgage rates dipped below 8%.

     Lower borrowing costs kept home sales running at a rapid clip--through August, the housing market was on pace for one of its best years ever. Meanwhile, mortgage refinancing applications increased as rates fell in recent months (see the graph at right).

[right margin]

"MORTGAGE-BACKED SECURITIES MADE UP THE BEST-PERFORMING SECTOR OF THE DOMESTIC BOND MARKET."

BOND INDEX RETURNS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
   SALOMON BROTHERS BROAD
      INVESTMENT-GRADE INDEX              4.80%
   SALOMON BROTHERS CORPORATE INDEX       4.31%
   SALOMON BROTHERS
      GOVERNMENT INDEX                    5.20%
   SALOMON BROTHERS MORTGAGE INDEX        5.58%
   SALOMON BROTHERS TREASURY INDEX        4.16%

Source: Bloomberg Financial Markets

[line graph - data below]

REFINANCING APPLICATIONS AND INTEREST RATES

            Mortgage Bankers Association
                     Index of                  10-Year
              Refinancing Applications     Treasury Yields
DATE               (right scale)            (left scale)
9/30/99               414.60                   5.973%
10/8/99               412.20                   6.033%
10/15/99              356.70                   6.067%
10/22/99              383.20                   6.194%
10/29/99              415.90                   6.024%
11/5/99               443.70                   5.926%
11/12/99              398.80                   5.928%
11/19/99              481.80                   6.056%
11/26/99              292.60                   6.117%
12/3/99               386.40                   6.161%
12/10/99              388.10                   6.072%
12/17/99              354.10                   6.282%
12/24/99              270.50                   6.407%
12/31/99              242.30                   6.442%
1/7/00                350.80                   6.515%
1/14/00               390.50                   6.679%
1/21/00               372.20                   6.765%
1/28/00               384.40                   6.657%
2/4/00                436.70                   6.549%
2/11/00               373.10                   6.603%
2/18/00               335.60                   6.489%
2/25/00               311.90                   6.326%
3/3/00                377.50                   6.388%
3/10/00               361.80                   6.383%
3/17/00               346.20                   6.194%
3/24/00               386.60                   6.191%
3/31/00               340.60                   6.004%
4/7/00                364.20                   5.853%
4/14/00               354.80                   5.850%
4/21/00               341.90                   5.987%
4/28/00               336.20                   6.212%
5/5/00                331.30                   6.505%
5/12/00               330.90                   6.511%
5/19/00               326.20                   6.494%
5/26/00               288.80                   6.330%
6/2/00                254.50                   6.152%
6/9/00                329.40                   6.126%
6/16/00               329.30                   5.971%
6/23/00               319.20                   6.185%
6/30/00               338.50                   6.031%
7/7/00                268.30                   6.001%
7/14/00               371.90                   6.096%
7/21/00               359.60                   5.998%
7/28/00               346.00                   6.034%
8/4/00                360.10                   5.901%
8/11/00               403.30                   5.790%
8/18/00               383.60                   5.773%
8/25/00               395.00                   5.729%
9/1/00                404.50                   5.679%
9/8/00                362.30                   5.739%
9/15/00               440.70                   5.840%
9/22/00               451.30                   5.848%
9/30/00               470.60                   5.801%

Source: Bloomberg Financial Markets


                                                www.americancentury.com      3


GNMA--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2000

                             INVESTOR CLASS (INCEPTION 9/23/85)            ADVISOR CLASS (INCEPTION 10/9/97)
                        SALOMON 30-YEAR           GNMA FUNDS(2)                        SALOMON 30-YEAR
                 GNMA     GNMA INDEX      AVERAGE RETURN   FUND'S RANKING        GNMA     GNMA INDEX
=================================================================================================================
6 MONTHS(1) .... 4.83%       5.27%            4.69%              --              4.70%      5.27%
1 YEAR ......... 6.97%       7.73%            6.53%         15 OUT OF 54         6.70%      7.73%
=================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ........ 5.38%       6.16%            5.15%         16 OUT OF 41          --         --
5 YEARS ........ 6.22%       6.90%            5.90%         11 OUT OF 36          --         --
10 YEARS ....... 7.61%       8.13%            7.26%          4 OUT OF 21          --         --
LIFE OF FUND ... 8.19%      9.08%(3)         7.78%(4)       3 OUT OF 12(4)       5.11%     6.16%(5)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 9/30/85, the date nearest the class's inception for which data are available.

(4) Since 10/31/85, the date nearest the class's inception for which data are available.

(5) Since 9/30/97, the date nearest the class's inception for which data are available.

See pages 16-18 for information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 9/30/00
Salomon 30-Year
  GNMA Index       $21,841
GNMA               $20,836

                                    Salomon 30-Year
                      GNMA            GNMA Index
DATE                  VALUE              VALUE
9/30/1990            $10,000            $10,000
9/30/1991            $11,595            $11,654
9/30/1992            $12,948            $13,001
9/30/1993            $13,800            $13,894
9/30/1994            $13,648            $13,745
9/30/1995            $15,409            $15,643
9/30/1996            $16,190            $16,576
9/30/1997            $17,803            $18,255
9/30/1998            $19,161            $19,765
9/30/1999            $19,477            $20,274
9/30/2000            $20,836            $21,841

$10,000 investment made 9/30/90

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Salomon 30-Year GNMA Index is provided for comparison in each graph. GNMA's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED SEPTEMBER 30)

                                 Salomon 30-Year
                     GNMA           GNMA Index
DATE                RETURN            RETURN
9/30/1991           15.95%            16.62%
9/30/1992           11.67%            11.58%
9/30/1993            6.58%             6.84%
9/30/1994           -1.10%            -1.09%
9/30/1995           12.90%            13.88%
9/30/1996            5.07%             5.98%
9/30/1997            9.96%            10.14%
9/30/1998            7.63%             8.27%
9/30/1999            1.65%             2.58%
9/30/2000            6.97%             7.73%


4      1-800-345-2021


GNMA--Q&A
--------------------------------------------------------------------------------
[photo of Casey Colton]

     An interview with Casey Colton, a portfolio manager on the GNMA investment team.

HOW DID THE GNMA FUND PERFORM FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000?

     GNMA performed well, offering shareholders better-than-average yields and returns. GNMA's 4.83% return beat the 4.69% average return of the 55 GNMA funds tracked by Lipper Inc.* We're also proud to note that our fund's one-, three-, five-, and 10-year returns for the periods ended September 30, 2000, were all better than average. (See the previous page for additional performance comparisons.)

     In addition, GNMA had a 30-day SEC yield of 6.57% on September 30. That's better than the 6.06% yield of the average GNMA fund. The fund's yield also compares favorably with the yields available on intermediate-term Treasury bonds, which were less than 6% at the end of September. We take those performance numbers to mean we're achieving our goal of giving shareholders high current income and solid long-term returns.

WHAT WERE SOME OF THE KEY FACTORS BEHIND GNMA'S SOLID PERFORMANCE?

     First, our expenses are lower than those of the average GNMA fund. Lipper estimates that the average expenses for the GNMA funds it tracks were 1.07% on September 30. By comparison, our annualized expense ratio was 0.59%. Other things being equal, lower expenses mean higher yields and returns.

     Second, we think our management approach helped--we try to track the broad market for GNMA mortgage securities and look to add value by making modest adjustments to the portfolio. One aspect of our management approach is to decide whether we see any value in over- or underweighting the fund in mortgages of a given coupon (or interest rate). Another is to decide if we think it pays to make a tactical allocation to Treasury securities with a small slice of the portfolio.

OKAY, LET'S START WITH COUPON STRUCTURE. HOW DID YOU MANAGE IT?

     In past reports to shareholders, we've mentioned that all the refinancing activity and home sales in the last few years have left the market increasingly concentrated in newly minted mortgages with coupons below 8%. In fact, by the end of September more than 80% of the mortgages in the Salomon Brothers 30-Year GNMA Index had coupons of 8% or less. Just five years ago, that number was about 40%.

     Our challenge is to select a coupon structure that maximizes current income while maintaining share price stability. To the extent that we can hold on to mortgages with higher coupons, we can earn more income. But of course, higher-coupon mortgages are more likely to be refinanced when rates fall. To avoid refinancing activity, we were about 20% underweight relative to the Salomon GNMA Index in mortgages with coupons above 8%. The higher-coupon mortgages we did hold were those we thought were less likely to be

* All fund returns and yields referenced in this interview are for Investor Class shares.

[right margin]

"GNMA PERFORMED WELL, OFFERING SHAREHOLDERS BETTER-THAN-AVERAGE YIELDS AND RETURNS."

PORTFOLIO AT A GLANCE
                          9/30/00       3/31/00
NUMBER OF SECURITIES       3,136         3,204
AVERAGE DURATION          4.7 YRS       4.1 YRS
AVERAGE LIFE             10.0 YRS       7.9 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)        0.59%*         0.59%

* Annualized.

YIELDS AS OF SEPTEMBER 30, 2000
                         INVESTOR       ADVISOR
                          CLASS          CLASS
30-DAY SEC YIELD          6.57%          6.32%

Investment terms are defined in the Glossary on pages 18-19.


                                                www.americancentury.com      5


GNMA--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

refinanced. So far, that approach seems to be working--we were able to maintain a relatively stable share price while providing more income than the average GNMA fund.

WHAT ABOUT THE FUND'S TREASURY HOLDINGS?

     We put a little more than 10% of assets in Treasury inflation-indexed securities (TIIS). We felt TIIS, whose yields are adjusted for changes in inflation, were offering attractive yields relative to mortgages and nominal Treasury bonds. Higher energy prices and some upward revisions to the government's measure of inflation mean the annualized yield for TIIS will be around 11% in November.

     In addition, we believed that holding a modest position in TIIS was a good way to help maintain the portfolio's duration, which was decreasing because of all the mortgage refinancing activity in recent months.

     Managing duration has become even more important in recent years because the fund and the mortgage market as a whole are increasingly sensitive to even slight changes in rates. Here's why: when rates fall sharply, like they did in 1998 and again this year, it exposes the market to a large wave of refinancing activity. And with the market so narrowly concentrated in lower-coupon mortgages, it means more securities are exposed to these changes than ever before.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES AND MORTGAGE-BACKED SECURITIES?

     We're pretty optimistic. We think the Fed's six interest rate hikes during the last year or so have done the job of slowing the economy and keeping inflation under wraps.

     If we're right, and the Fed is on the sidelines, then the biggest issue for mortgage performance relative to Treasurys is the government's debt buyback story. Just look at 2000 so far--Treasurys beat mortgages early in the year because of anticipation of the Treasury debt reduction, but as the bloom faded from the buyback rose in recent months, mortgages outperformed.

     But because we're in an election year, and the government's fiscal year-end was in September, we're not likely to get any more news on the buyback plan until early 2001. Mortgages probably look like better buys than Treasurys until then, but an aggressive buyback plan would likely help boost Treasury bonds.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR THE FUND GOING FORWARD?

     We're sticking to the strategy that's worked so well in the past--giving shareholders an investment that moves in line with the broader mortgage market while looking to add value where we can. For now, we think the best way to do that is to hold a small stake in inflation-indexed bonds. TIIS allow us to better manage our duration while adding more yield than we could get on either mortgages or nominal Treasurys.

[left margin]

"WE BELIEVED THAT HOLDING A MODEST POSITION IN TIIS WAS A GOOD WAY TO ADD YIELD AND HELP MAINTAIN THE PORTFOLIO'S DURATION."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

                            AS OF SEPTEMBER 30, 2000
GNMAS                                  87%
U.S. TREASURY SECURITIES               11%
TEMPORARY CASH INVESTMENTS              2%

                              AS OF MARCH 31, 2000
GNMAS                                  93%
U.S. TREASURY SECURITIES                7%

Investment terms are defined in the Glossary on pages 18-19.


6      1-800-345-2021


GNMA--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES(1) -- 87.1%
           $   51,666,692  GNMA, 6.00%, 7/20/16 to
                              3/15/29                            $   48,603,901
              295,559,713  GNMA, 6.50%, 6/15/23 to
                              7/15/29                               285,204,862
              363,405,201  GNMA, 7.00%, 9/15/08 to
                              12/20/29                              358,023,104
                7,446,269  GNMA, 7.25%, 9/15/22 to
                              12/20/25                                7,379,000
              184,538,335  GNMA, 7.50%, 1/15/06 to
                              1/15/28                               185,538,712
                3,327,867  GNMA, 7.65%, 6/15/16 to
                              2/15/18                                 3,353,636
                6,648,499  GNMA, 7.75%, 9/20/17 to
                              1/20/26                                 6,673,476
                3,960,919  GNMA, 7.77%, 4/15/20 to
                              1/15/21                                 4,017,624
                2,286,734  GNMA, 7.85%, 11/20/20 to
                              10/20/22                                2,313,007
                  807,622  GNMA, 7.89%, 9/20/22                         817,575
                2,544,762  GNMA, 7.98%, 6/15/19                       2,608,137
               66,327,614  GNMA, 8.00%, 6/15/06 to
                              1/15/30                                67,717,836
                1,019,591  GNMA, 8.15%, 11/15/19 to
                              2/15/21                                 1,041,638
               12,893,954  GNMA, 8.25%, 2/15/06 to
                              5/15/27                                13,142,669
                5,290,359  GNMA, 8.35%, 1/15/19 to
                              12/15/20                                5,450,235
               51,576,837  GNMA, 8.50%, 12/15/04 to
                              5/15/31                                53,218,219
                1,781,780  GNMA, 8.625%, 1/15/32                      1,831,824
                7,107,773  GNMA, 8.75%, 2/15/16 to
                              7/15/27                                 7,302,814
               25,870,707  GNMA, 9.00%, 11/15/04 to
                              3/15/25                                27,070,152
                6,298,414  GNMA, 9.25%, 5/15/16 to
                              8/15/26                                 6,501,203
               10,383,239  GNMA, 9.50%, 6/15/09 to
                              7/20/25                                10,818,813
                1,821,517  GNMA, 9.75%, 6/15/05 to
                              11/20/21                                1,898,758
                1,699,123  GNMA, 10.00%, 11/15/09 to
                              1/20/22                                 1,786,668
                1,079,367  GNMA, 10.25%, 5/15/12 to
                              2/15/21                                 1,149,478
                  493,176  GNMA, 10.50%, 12/15/00 to
                              3/15/21                                   531,795

Principal Amount                                                      Value
--------------------------------------------------------------------------------

           $      314,827  GNMA, 10.75%, 12/15/09 to
                              8/15/19                            $      337,396
                1,210,775  GNMA, 11.00%, 12/15/09 to
                              8/15/20                                 1,318,420
                   27,158  GNMA, 11.25%, 10/20/15 to
                              2/20/16                                    29,267
                  299,480  GNMA, 11.50%, 7/15/10 to
                              2/20/20                                   329,725
                  203,819  GNMA, 12.00%, 10/15/10 to
                              1/20/15                                   227,668
                   87,014  GNMA, 12.25%, 8/15/13 to
                              5/15/15                                    96,853
                  355,812  GNMA, 12.50%, 5/15/10 to
                              5/15/15                                   400,805
                    8,177  GNMA, 12.75%, 12/15/13                         9,231
                  811,809  GNMA, 13.00%, 1/15/11 to
                              8/15/15                                   911,287
                   34,680  GNMA, 13.25%, 1/20/15                         39,145
                  272,878  GNMA, 13.50%, 5/15/10 to
                              11/15/14                                  311,253
                   10,772  GNMA, 13.75%, 8/15/14                         12,357
                   15,752  GNMA, 14.00%, 6/15/11 to
                              10/15/12                                   18,005
                  134,661  GNMA, 14.50%, 9/15/12 to
                              12/15/12                                  153,537
                  247,017  GNMA, 15.00%, 6/15/11 to
                              10/15/12                                  288,772
                   70,168  GNMA, 16.00%, 10/15/11 to
                              3/15/12                                    81,638
                                                                 --------------
TOTAL MORTGAGE-BACKED SECURITIES                                  1,108,560,495
                                                                 --------------
   (Cost $1,120,656,376)

U.S. TREASURY SECURITIES -- 11.2%
              149,382,800  U.S. Treasury Inflation Indexed
                              Notes, 3.625%, 4/15/28                142,007,024
                                                                 --------------
   (Cost $143,059,343)

TEMPORARY CASH INVESTMENTS -- 1.7%
   Repurchase Agreement, Morgan Stanley Group,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 6.45%, dated 9/29/00,
    due 10/2/00 (Delivery value $22,084,864)                         22,073,000
                                                                 --------------
   (Cost $22,073,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                            $1,272,640,519
                                                                 ==============
   (Cost $1,285,788,719)

NOTES TO SCHEDULE OF INVESTMENTS

GNMA = Government National Mortgage Association

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.


See Notes to Financial Statements               www.americancentury.com      7


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

SEPTEMBER 30, 2000 (UNAUDITED)

ASSETS
Investment securities, at value
  (identified cost of $1,285,788,719)
  (Note 3) ..............................................       $ 1,272,640,519
Receivable for investments sold .........................               139,054
Receivable for capital shares sold ......................               239,215
Interest receivable .....................................             9,101,914
                                                                ---------------
                                                                  1,282,120,702
                                                                ---------------

LIABILITIES
Disbursements in excess of
  demand deposit cash ...................................             1,018,611
Accrued management fees (Note 2) ........................               611,157
Distribution fees payable (Note 2) ......................                 3,367
Service fees payable (Note 2) ...........................                 3,367
Dividends payable .......................................               368,983
Payable for trustees' fees and expenses .................                 2,998
                                                                ---------------
                                                                      2,008,483
                                                                ---------------
Net Assets ..............................................       $ 1,280,112,219
                                                                ===============

NET ASSETS CONSIST OF:
Capital paid in .........................................       $ 1,330,279,335
Accumulated net realized loss
  on investment transactions ............................           (37,018,916)
Net unrealized depreciation
  on investments (Note 3) ...............................           (13,148,200)
                                                                ---------------
                                                                $ 1,280,112,219
                                                                ===============

Investor Class
Net assets ..............................................       $ 1,263,313,597
Shares outstanding ......................................           122,697,035
Net asset value per share ...............................       $         10.30

Advisor Class
Net assets ..............................................       $    16,798,622
Shares outstanding ......................................             1,631,552
Net asset value per share ...............................       $         10.30


8      1-800-345-2021                         See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest .................................................         $ 45,638,637
                                                                   ------------

Expenses (Note 2):
Management fees ..........................................            3,656,093
Distribution fees - Advisor Class ........................               18,201
Service fees - Advisor Class .............................               18,201
Trustees' fees and expenses ..............................               20,547
                                                                   ------------
                                                                      3,713,042
                                                                   ------------

Net investment income ....................................           41,925,595
                                                                   ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized loss on investments .........................           (2,836,881)
Change in net unrealized
  depreciation on investments ............................           19,348,375
                                                                   ------------

Net realized and unrealized
  gain on investments ....................................           16,511,494
                                                                   ------------

Net Increase in Net Assets
  Resulting from Operations ..............................         $ 58,437,089
                                                                   ============


See Notes to Financial Statements               www.americancentury.com      9


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED) AND YEAR ENDED MARCH 31, 2000

                                                  SEPTEMBER 30,       MARCH 31,
Increase (Decrease) in Net Assets                     2000              2000

OPERATIONS
Net investment income ........................ $    41,925,595  $    86,638,647
Net realized loss on investments .............      (2,836,881)     (12,625,280)
Change in net unrealized
  appreciation (depreciation)
  on investments .............................      19,348,375      (49,501,818)
                                               ---------------  ---------------
Net increase in net assets
  resulting from operations ..................      58,437,089       24,511,549
                                               ---------------  ---------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .............................     (41,455,713)     (86,043,341)
  Advisor Class ..............................        (469,882)        (595,306)
                                               ---------------  ---------------
Decrease in net assets from distributions ....     (41,925,595)     (86,638,647)
                                               ---------------  ---------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease) in net
  assets from capital
  share transactions .........................      10,517,324     (107,306,222)
                                               ---------------  ---------------

Net increase (decrease) in
  net assets .................................      27,028,818     (169,433,320)

NET ASSETS
Beginning of period ..........................   1,253,083,401    1,422,516,721
                                               ---------------  ---------------
End of period ................................ $ 1,280,112,219  $ 1,253,083,401
                                               ===============  ===============


10      1-800-345-2021                        See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Government Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. GNMA Fund (the fund) is one of the eight funds issued by the trust. The fund is diversified under the 1940 Act. The fund seeks to provide a high level of current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-backed Ginnie Mae certificates. The following accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment advisor, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the fund's custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    FORWARD COMMITMENTS -- The fund may purchase and sell U.S. government securities on a firm commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At March 31, 2000, accumulated net realized capital loss carryovers of $28,082,552 (expiring in 2003 through 2008) may be used to offset future taxable realized gains.

    The fund has elected to treat $5,589,785 of net capital losses incurred in the five month period ended March 31, 2000, as having been incurred in the following fiscal year.


                                                www.americancentury.com      11


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.2425% to 0.3600% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the six month period ended September 30, 2000, the effective annual Investor Class management fee was 0.59%.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the fund under the plan during the year ended September 30, 2000 were $36,402.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, a distributor of the trust, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases and sales of U.S. Treasury and Agency obligations, excluding short-term investments, for the six months ended September 30, 2000, were $560,218,280 and $657,150,020, respectively.

    On September 30, 2000, accumulated net unrealized depreciation was $13,657,760, based on the aggregate cost of investments for federal income tax purposes of $1,286,298,279, which consisted of unrealized appreciation of $7,656,880 and unrealized depreciation of $21,314,640.


12      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the fund were as follows (unlimited number of shares authorized):

                                                      SHARES           AMOUNT
INVESTOR CLASS
Six months ended September 30, 2000
Sold .........................................      12,818,269    $ 119,607,837
Issued in reinvestment of distributions ......       3,266,314       33,272,878
Redeemed .....................................     (15,408,031)    (145,873,903)
                                                 -------------    -------------
Net increase .................................         676,552    $   7,006,812
                                                 =============    =============

Year ended March 31, 2000
Sold .........................................      73,365,290    $ 755,281,468
Issued in reinvestment of distributions ......       6,817,037       70,016,977
Redeemed .....................................     (91,470,162)    (939,117,877)
                                                 -------------    -------------
Net decrease .................................     (11,287,835)   $(113,819,432)
                                                 =============    =============

ADVISOR CLASS
Six months ended September 30, 2000
Sold .........................................         581,456    $   5,836,762
Issued in reinvestment of distributions ......          43,100          439,435
Redeemed .....................................        (280,157)      (2,765,685)
                                                 -------------    -------------
Net increase .................................         344,399    $   3,510,512
                                                 =============    =============

Year ended March 31, 2000
Sold .........................................       1,487,980    $  15,220,064
Issued in reinvestment of distributions ......          50,545          517,711
Redeemed .....................................        (902,081)      (9,224,565)
                                                 -------------    -------------
Net increase .................................         636,444    $   6,513,210
                                                 =============    =============

--------------------------------------------------------------------------------
5.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six month period ended September 30, 2000.


                                                www.americancentury.com      13


GNMA--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                              Investor Class
                                         2000(1)           2000            1999            1998            1997           1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ............ $       10.16      $       10.62   $       10.67   $       10.33   $       10.45   $       10.18
                                   -------------      -------------   -------------   -------------   -------------   -------------
Income From Investment Operations
  Net Investment Income ..........          0.34               0.67            0.64            0.69            0.71            0.74
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ...................          0.14              (0.46)          (0.05)           0.34           (0.12)           0.27
                                   -------------      -------------   -------------   -------------   -------------   -------------
  Total From Investment Operations          0.48               0.21            0.59            1.03            0.59            1.01
                                   -------------      -------------   -------------   -------------   -------------   -------------
Distributions
  From Net Investment Income .....         (0.34)             (0.67)          (0.64)          (0.69)          (0.71)          (0.74)
                                   -------------      -------------   -------------   -------------   -------------   -------------
Net Asset Value, End of Period ... $       10.30      $       10.16   $       10.62   $       10.67   $       10.33   $       10.45
                                   =============      =============   =============   =============   =============   =============
  Total Return(2) ................          4.83%              2.01%           5.66%          10.21%           5.84%          10.08%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets(3) .........          0.59%(4)           0.59%           0.59%           0.58%           0.55%           0.58%
Ratio of Net Investment Income
to Average Net Assets ............          6.72%(4)           6.42%           5.98%           6.49%           6.84%           6.98%
Portfolio Turnover Rate ..........            47%               133%            119%            133%            105%             64%
Net Assets, End of Period
(in thousands) ................... $   1,263,314      $   1,240,003   $   1,415,607   $   1,285,641   $   1,119,165   $   1,120,019

(1)  Six months ended September 30, 2000 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) The ratios for years ended March 31, 1997 and March 31, 1996, include expenses paid through expense offset arrangements.

(4)  Annualized.


14      1-800-345-2021                       See Notes to Financial Statements


GNMA--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                              Advisor Class
                                              2000(1)         2000         1999        1998(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .... $    10.16      $    10.62   $    10.67  $    10.63
                                          ----------      ----------   ----------  ----------
Income From Investment Operations
  Net Investment Income .................       0.33            0.64         0.61        0.31
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ............       0.14           (0.46)       (0.05)       0.04
                                          ----------      ----------   ----------  ----------
  Total From Investment Operations ......       0.47            0.18         0.56        0.35
                                          ----------      ----------   ----------  ----------
Distributions
  From Net Investment Income ............      (0.33)          (0.64)       (0.61)      (0.31)
                                          ----------      ----------   ----------  ----------
Net Asset Value, End of Period .......... $    10.30      $    10.16   $    10.62  $    10.67
                                          ==========      ==========   ==========  ==========
  Total Return(3) .......................       4.70%           1.76%        5.40%       3.30%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ...................       0.84%(4)        0.84%        0.84%       0.84%(4)
Ratio of Net Investment Income
to Average Net Assets ...................       6.47%(4)        6.17%        5.73%       5.92%(4)
Portfolio Turnover Rate .................         47%            133%         119%        133%
Net Assets, End of Period
(in thousands) .......................... $   16,799      $   13,080   $    6,910  $      460

(1)  Six months ended September 30, 2000 (unaudited).

(2)  October 9, 1997 (commencement of sale) through March 31, 1998.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements              www.americancentury.com      15


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


16      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     GNMA seeks to provide a high level of current income, consistent with safety of principal, by investing primarily in mortgage-backed GNMA certificates. Fund shares are not guaranteed by the U.S. government.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The SALOMON BROTHERS 30-YEAR GNMA INDEX is a market-capitalization weighted index of 30-year GNMA single-family mortgages.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper category for GNMA is:

     GNMA FUNDS -- funds that invest at least 65% of their assets in Government National Mortgage Association (Ginnie Mae) securities.

[right margin]

INVESTMENT TEAM LEADERS
   Portfolio Manager
       CASEY COLTON


                                                www.americancentury.com      17


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 14-15.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

INVESTMENT TERMS

* BASIS POINT -- one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

*   COUPON -- the stated interest rate of a security.

* DURATION EXTENSION -- a lengthening of a mortgage-backed security's duration, typically because of rising interest rates. When interest rates rise sharply, higher interest rates reduce prepayments (which is good for investors), but the lower level of prepayments causes GNMA durations to extend, which makes price declines more severe.

* PREPAYMENT -- paying off a mortgage early, often by selling or refinancing. Prepayments occur most frequently when homeowners refinance their mortgages to take advantage of falling interest rates. Prepayments shorten the lives of mortgage portfolios and force GNMA investors to reinvest in lower-yielding mortgage pools. Therefore, when prepayment levels climb, mortgage analysts increase the prepayment assumptions used to price mortgage-backed securities. As a result, mortgage-backed security durations shorten, limiting the price gains from falling interest rates.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* AVERAGE DURATION -- a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* AVERAGE LIFE -- a measure of the sensitivity of a mortgage-backed securities portfolio to interest rate changes. Although it is similar to weighted average maturity, average life takes into account the gradual payments of principal that occur with mortgage-backed securities. As a result, average life is a better measure of interest rate sensitivity for mortgage-backed securities.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets.

TYPES OF SECURITIES

* GOVERNMENT NATIONAL MORTGAGE ASSOCIATION SECURITIES (GNMAS) -- mortgage-backed securities issued by the Government National Mortgage Association, a U.S. government agency. A GNMA is backed by a pool of fixed-rate mortgages. A GNMA is also backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal. This means GNMA investors will receive their share of interest and principal payments whether or not borrowers make their scheduled mortgage payments.

* REPURCHASE AGREEMENTS (REPOS) -- short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days).


18      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).

* U.S. TREASURY INFLATION-INDEXED SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Inflation-indexed bonds have lower interest rates than normal Treasury bonds with similar maturities. But unlike ordinary bonds, inflation-indexed bonds' principal value is adjusted regularly for inflation based on the consumer price index. As a result, the amount of interest paid out changes with the principal adjustments.

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                www.americancentury.com      19


Notes
--------------------------------------------------------------------------------


20      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0011                                 American Century Investment Services, Inc.
SH-SAN-22592                      (c)2000 American Century Services Corporation

[front cover]


September 30, 2000

AMERICAN CENTURY
Semiannual Report

Inflation-Adjusted Treasury


                                  [american century logo and text logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

Review the day's market activity at www.americancentury.com

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

Information and advance notice

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or figures that are likely to affect market activity.

Review the week

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

Easy to find

   The Daily and Weekly Market Wraps are easy to find on our Web site. Just go to www.americancentury.com, click on "News" in the tool bar, and locate the Wrap you're looking for in the left column.

[Dalbar Seal]

    American   Century' s  fund  performance  reports  have  been  awarded  the
Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

INFLATION-ADJUSTED TREASURY
(ACITX)
--------------------------

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     Inflation-indexed bonds remained one of the best-performing fixed-income investments during the six months ended September 30, 2000. A higher level of inflation than we've seen in several years, led by surging oil prices, convinced many investors to seek out the inflation protection of the Treasury's inflation-indexed bonds.

     In this environment, American Century's Inflation-Adjusted Treasury fund produced a very solid return. Our investment management team provides further details starting on page 3.

     Turning to corporate matters, Chase Manhattan Corp. recently announced plans to acquire J.P. Morgan & Co., a substantial minority shareholder in American Century Companies, Inc. since 1998. If the transaction is completed as expected, J.P. Morgan Chase, the new enterprise, will own the shares of American Century currently held by Morgan. Corporate control of American Century is not affected by this transaction. We will be exploring ways to partner with J.P. Morgan Chase for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we have chosen to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation (in particular, leveraging our earnings-acceleration screening system to build the next generation of portfolio management technologies). However, his first priority will be continuing involvement on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ........................................................  2
   Market Perspective .......................................................  3
INFLATION-ADJUSTED TREASURY
   Performance Information ..................................................  4
   Management Q&A ...........................................................  5
   Portfolio at a Glance ....................................................  5
   Yields ...................................................................  5
   Types of Investments .....................................................  6
   Schedule of Investments ..................................................  7
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ...........................................................  8
   Statement of Operations ..................................................  9
   Statement of Changes
      in Net Assets ......................................................... 10
   Notes to Financial
      Statements ............................................................ 11
   Financial Highlights ..................................................... 14
OTHER INFORMATION
   Share Class and Retirement
      Account Information ................................................... 16
   Background Information
      Investment Philosophy
         and Policies ....................................................... 17
      Comparative Indices ................................................... 17
      Investment Team
         Leaders ............................................................ 17
   Glossary ................................................................. 18


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Treasury inflation-indexed securities (TIIS) continued to outperform nominal Treasury bonds during the six months ended September 30, 2000.

* The past year has been an ideal environment for TIIS--higher inflation levels and stable TIIS yields.

* U.S. inflation rose by 3.5% over the past year, driven by a 15% increase in energy prices.

* Excluding energy prices, the inflation rate has leveled off in recent months.

* TIIS yields were relatively stable, declining slightly thanks to increased demand for inflation protection.

* The principal adjustments for TIIS, based on the change in the consumer price index, totaled 2.3% during the six-month period.

FUND PERFORMANCE

* Inflation-Adjusted Treasury's return for the six months ended September 30 was right in line with the overall TIIS market.

* The fund's return fell just short of its benchmark, the Salomon U.S. Inflation-Linked Index, with the shortfall about equal to the fund's expenses.

FUND STRATEGY

* Inflation-Adjusted Treasury began the period overweight in 10-year TIIS because they were offering the most attractive yields in the TIIS market, but we moved back to a neutral position during the summer months.

* Other than that, we kept the fund's duration (a measure of price volatility as interest rates change) and composition close to the benchmark index.

* The fund continued to hold about a 25% position in a government agency inflation-indexed bond, which currently yields 50 basis points (0.50%) more than comparable TIIS.

OUTLOOK

*   Excluding energy prices, the inflation rate has stabilized at about 2.5%.

* We expect the slowing economy and lower oil prices to cause overall inflation to slow to a 2.5-3% annual rate.

* Energy is the X-factor--tensions in the Middle East and low oil inventories in the U.S. are wild cards that could lead to a sudden spike in oil prices.

* Traditional Treasury bonds are pricing in a 2% inflation rate, which we think is a bit low. Therefore, TIIS remain a compelling value relative to nominal Treasurys.

* We're comfortable with the fund's current positioning and aren't planning any changes to the fund's portfolio for the time being.

[left margin]

          INFLATION-ADJUSTED TREASURY(1)
                     (ACITX)
    TOTAL RETURNS:             AS OF 9/30/00
       6 Months                        4.23%(2)
       1 Year                          8.29%
    30-DAY SEC YIELD:                  6.02%
    INCEPTION DATE:                  2/10/97
    NET ASSETS:                $27.0 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 18-19.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

PERFORMANCE OVERVIEW

     Treasury inflation-indexed securities (TIIS) continued to outperform ordinary Treasury bonds during the six months ended September 30, 2000. The Salomon U.S. Inflation-Linked Index returned 4.48% for the period, while the Salomon Treasury Index returned 4.16%.

HARMONIC CONVERGENCE

     The past year provided the ideal short-term environment for TIIS. Inflation was on the rise, while TIIS yields were stable to slightly lower. In addition, the federal budget surplus, reduced issuance of Treasury securities, and strong global demand for U.S. assets were all favorable for bonds in general.

     On the inflation front, the consumer price index (CPI)--the inflation measure for TIIS--rose 3.5% over the past year, up from 2.7% for calendar 1999. The entire increase resulted from soaring energy prices (mainly oil), which were up 15%.

     Much of this energy surge occurred in the first quarter of 2000; energy prices grew increasingly volatile but continued to rise during the past six months. Excluding energy, the inflation rate has leveled off somewhat in recent months, but higher costs in housing, medical care, and the service sector have kept inflation on an upward trajectory.

STEADY AS SHE GOES

     TIIS yields were fairly stable at around 4% during the last six months. The pick-up in the CPI led to increased demand for the inflation protection of TIIS. In addition, the federal budget surplus caused the Treasury to reduce issuance of new securities, including both nominal bonds and TIIS. Greater demand and reduced supply helped push the 10-year TIIS yield down slightly (see the graph at right).

     Nominal Treasury yields also generally fell as moderating economic growth convinced investors that the Federal Reserve was finished raising short-term interest rates. The Fed last raised rates in May, the sixth time since June 1999, to slow the economy and keep inflation under control.

INFLATION ADJUSTMENT

     The inflation adjustments to the principal value of TIIS, based on the increase in the CPI, totaled 2.3% for the six-month period.

     In September, the government reported an error that misstated the CPI between January and August 2000. A software glitch in a new housing measure was responsible for the mistake, which was corrected in September.

     Rather than restate the TIIS principal adjustments for every month going back to January, the government made the entire correction (equivalent to 0.1%) at once. The correction will be reflected in the principal adjustment for November.

[right margin]

"THE PAST YEAR PROVIDED THE IDEAL SHORT-TERM ENVIRONMENT FOR TIIS."

[line graph - data below]

10-YEAR TREASURY YIELD COMPARISON

                     10-year
                Nominal Treasury       10-year TIIS
3/31/00               6.17%               4.01%
4/7/00                6.01%               3.99%
4/14/00               6.04%               3.99%
4/20/00               6.12%               3.98%
4/28/00               6.33%               3.98%
5/5/00                6.61%               4.07%
5/12/00               6.61%               4.21%
5/19/00               6.59%               4.25%
5/26/00               6.40%               4.20%
6/2/00                6.23%               4.12%
6/9/00                6.22%               4.11%
6/16/00               6.07%               4.07%
6/23/00               6.28%               4.09%
6/30/00               6.11%               4.07%
7/7/00                6.08%               4.01%
7/14/00               6.19%               4.03%
7/21/00               6.07%               4.03%
7/28/00               6.10%               4.02%
8/4/00                5.96%               3.99%
8/11/00               5.99%               4.00%
8/18/00               5.96%               4.03%
8/25/00               5.90%               3.98%
9/1/00                5.85%               3.97%
9/8/00                5.90%               3.97%
9/15/00               5.99%               4.01%
9/22/00               5.98%               3.99%
9/29/00               5.92%               3.97%

Source: Yield Book

"GREATER DEMAND AND REDUCED SUPPLY HELPED PUSH THE 10-YEAR TIIS YIELD DOWN SLIGHTLY."


                                                www.americancentury.com      3


Inflation-Adjusted Treasury--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2000

              INVESTOR CLASS (INCEPTION 2/10/97)        ADVISOR CLASS (INCEPTION 6/15/98)
            INFLATION-ADJUSTED  SALOMON INFLATION-   INFLATION-ADJUSTED   SALOMON INFLATION-
                TREASURY           LINKED INDEX           TREASURY           LINKED INDEX
=================================================================================================
6 MONTHS(1) ....  4.23%               4.48%                 4.10%               4.48%
1 YEAR .........  8.29%               9.11%                 8.02%               9.11%
=================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ........  4.79%               5.52%                  --                   --
LIFE OF FUND ...  3.99%              4.61%(2)               4.94%               6.10%(3)

(1)  Returns for periods less than one year are not annualized.

(2) Index data since 1/31/97, the date nearest the class's inception for which data are available.

(3) Index data since 6/30/98, the date nearest the class's inception for which data are available.

See pages 16-18 for information about share classes, returns, and the comparative index.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 9/30/00
Salomon Inflation-Linked Index   $11,796
Inflation-Adjusted Treasury      $11,529

               Inflation-Adjusted     Salomon Inflation-Linked
                    Treasury                   Index
DATE                  VALUE                    VALUE
2/10/1997            $10,000                  $10,000
3/31/1997             $9,802                   $9,808
6/30/1997             $9,885                   $9,897
9/30/1997            $10,019                  $10,040
12/31/1997           $10,102                  $10,158
3/31/1998            $10,140                  $10,194
6/30/1998            $10,256                  $10,325
9/30/1998            $10,489                  $10,614
12/31/1998           $10,450                  $10,556
3/31/1999            $10,482                  $10,613
6/30/1999            $10,609                  $10,753
9/30/1999            $10,646                  $10,811
12/31/1999           $10,627                  $10,808
3/31/2000            $11,062                  $11,291
6/30/2000            $11,298                  $11,546
9/30/2000            $11,529                  $11,796

$10,000 investment made 2/10/97(2)

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Salomon Inflation-Linked Index is provided for comparison. Inflation-Adjusted Treasury's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED SEPTEMBER 30)

                 Inflation-Adjusted    Salomon Inflation-Linked
                      Treasury                 Index
DATE                   RETURN                  RETURN
9/30/1997*              0.76%                   0.96%
9/30/1998               4.70%                   5.70%
9/30/1999               1.50%                   1.86%
9/30/2000               8.29%                   9.11%

* From 2/28/97 (the date after the class's inception for which index data are available).


4      1-800-345-2021


Inflation-Adjusted Treasury--Q&A
--------------------------------------------------------------------------------
[photo of Dave Schroeder]

     An interview with Dave Schroeder, a portfolio manager on the Inflation-Adjusted Treasury fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2000?

     Inflation-Adjusted Treasury's performance was right in line with the Treasury inflation-indexed securities (TIIS) market. The fund returned 4.23% for the six-month period, compared with the 4.48% return of its performance benchmark, the Salomon U.S. Inflation-Linked Index.* (See the previous page for other fund performance comparisons.)

THE FUND'S PERFORMANCE CAME UP JUST SHORT OF ITS BENCHMARK. WHY?

     If you take out the fund's expenses, Inflation-Adjusted Treasury was even with the index. That's not a surprise, because the fund's portfolio pretty much matched the make-up of the index.

     We think the index is the best reflection of the overall TIIS market, so we tend to keep the portfolio's composition and duration (a measure of price volatility as interest rates change) close to those of the index. From time to time, we'll make some modest adjustments in an effort to add value.

DID YOU MAKE ANY ADJUSTMENTS IN THE PAST SIX MONTHS?

     Not really. The fund's duration stayed between 8.5 and 9 years, which was in line with the duration of the index. This positioning reflected our expectation for relatively stable TIIS yields.

     With regard to composition, we break down the TIIS market into three maturity categories--short-term TIIS maturing in 2002; intermediate-term securities maturing between 2007 and 2010; and long-term TIIS maturing in 2028 and 2029.

     We were overweight intermediate-term TIIS and underweight long-term bonds at the start of the six-month period because we thought 10-year bonds offered the best value. As it turned out, this adjustment provided little in the way of extra return, so we moved back to a neutral position during the summer months.

INFLATION-ADJUSTED TREASURY STILL OWNS A GOVERNMENT AGENCY BOND, RIGHT?

     That's right, and that's probably the biggest difference between the fund and its benchmark. We've invested about a quarter of the portfolio in an inflation-indexed bond issued by the Tennessee Valley Authority (TVA), a federal government agency.

     The TVA bond matures in January 2007, and it was originally issued with a yield that matches the yield of a TIIS maturing at the same time. But when we first bought the TVA bond, it was yielding 20 basis points (0.20%--a basis point equals 0.01%) more than the comparable TIIS.

* All fund returns and yields referenced in this interview are for Investor Class shares.

[right margin]

"WE'VE INVESTED ABOUT A QUARTER OF THE PORTFOLIO IN AN INFLATION-INDEXED BOND ISSUED BY THE TENNESSEE VALLEY AUTHORITY (TVA), A FEDERAL GOVERNMENT AGENCY."

PORTFOLIO AT A GLANCE
                                 9/30/00       3/31/00
NUMBER OF SECURITIES                8             5
WEIGHTED AVERAGE
   MATURITY                     12.6 YRS      12.7 YRS
AVERAGE DURATION                 8.8 YRS       8.9 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)               0.51%*         0.51%

* Annualized.

YIELDS AS OF SEPTEMBER 30, 2000
                                 INVESTOR      ADVISOR
                                  CLASS         CLASS
30-DAY SEC YIELD                  6.02%         5.77%

Investment terms are defined in the Glossary on pages 18-19.


                                                www.americancentury.com      5


Inflation-Adjusted Treasury--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Today, 20 basis points of extra yield doesn't seem as attractive as it did a couple of years ago. The federal budget surplus has reduced supply in the Treasury market, and that's caused the difference--or spread--between the yields of Treasury and government agency bonds to widen in the past year or two.

     Six months ago, the fund's TVA bond was yielding 60-70 basis points more than TIIS with the same maturity. Since then, the yield spread has narrowed back to around 50 basis points.

     Although the widening yield spread hurt fund performance in 1999 and early 2000 compared with the index, we expect that to turn around in the future. If we hold the TVA bond from now until it matures--as we currently expect to do--it will return an extra half a percent a year over comparable TIIS.

IF YIELDS ARE SO ATTRACTIVE, WHY HAVEN'T YOU BOUGHT MORE TVA BONDS?

     As the fund's assets have grown over the past couple of years, we've been adding to our TVA holdings to maintain a 20-30% position. However, because the fund is designed to provide exposure to the Treasury inflation-indexed bond market, we're limited to a maximum of 35% of the portfolio in government agency bonds.

LOOKING AHEAD, WHAT ARE YOUR EXPECTATIONS FOR INFLATION?

     Energy remains the X-factor when it comes to inflation. It's been the main driver behind the 3.5% rise in the consumer price index (CPI) over the past year. Outside of energy, inflation has settled into a steady annual rate of about 2.5%, not much higher than it was a year ago.

     Based on the oil futures market, the price of oil is expected to be lower a year from now. The slowing U.S. economy should also help keep overall inflation contained. This suggests to us that the CPI will start to trend back toward a 2.5-3% annual rate.

     Having said that, however, there are still some wild cards that could change the outlook. Tensions and violence in the Middle East have increased in recent months, and oil inventories in the U.S. are somewhat low going into the winter, a period of heavy energy usage. Either of these factors could lead to an unexpected spike in oil prices, which would likely keep the CPI rising at an annual rate above 3%.

ARE INFLATION-INDEXED BONDS STILL ATTRACTIVE GIVEN A LOWER INFLATION RATE?

     We think so. The nominal Treasury market is still pricing in an inflation rate of about 2%; TIIS are the better value if inflation is higher than that. We think it's pretty unlikely that inflation will slow that much, so TIIS remain a compelling value relative to nominal Treasury bonds.

WHAT ARE YOUR PLANS FOR INFLATION-ADJUSTED TREASURY GOING FORWARD?

     We're comfortable with the fund's current positioning. We expect to continue investing 20-30% of the portfolio in government agency bonds, while the rest of the portfolio will be positioned much like the benchmark index.

[left margin]

"ENERGY REMAINS THE X-FACTOR WHEN IT COMES TO INFLATION. OUTSIDE OF ENERGY, INFLATION HAS SETTLED INTO A STEADY ANNUAL RATE OF ABOUT 2.5%."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                             AS OF SEPTEMBER 30, 2000
U.S. TREASURY SECURITIES                79%
U.S. GOVERNMENT AGENCY
   SECURITIES                           21%

                               AS OF MARCH 31, 2000
U.S. TREASURY SECURITIES                74%
U.S. GOVERNMENT AGENCY
   SECURITIES                           26%

Investment terms are defined in the Glossary on pages 18-19.


6      1-800-345-2021


Inflation-Adjusted Treasury--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 78.6%
               $4,127,131  U.S. Treasury Inflation Indexed
                              Notes, 3.625%, 7/15/02                $ 4,125,844
                  544,640  U.S. Treasury Inflation Indexed
                              Notes, 3.375%, 1/15/07                    526,769
                3,124,602  U.S. Treasury Inflation Indexed
                              Notes, 3.625%, 1/15/08                  3,053,324
                3,556,838  U.S. Treasury Inflation Indexed
                              Notes, 3.875%, 1/15/09                  3,527,942
                1,866,901  U.S. Treasury Inflation Indexed
                              Notes, 4.25%, 1/15/10                   1,907,740
                7,889,247  U.S. Treasury Inflation Indexed
                              Bonds, 3.875%, 4/15/29                  7,839,941
                                                                    -----------
TOTAL U.S. TREASURY SECURITIES                                       20,981,560
                                                                    -----------
   (Cost $20,860,856)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES -- 21.4%
                  669,000  FNMA Discount Notes, 6.32%,
                              10/2/00(1)                            $   669,000
                5,391,936  TVA Inflation Indexed Notes,
                              3.375%, 1/15/07                         5,054,239
                                                                    -----------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                     5,723,239
                                                                    -----------
   (Cost $5,811,756)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $26,704,799
                                                                    ===========
   (Cost $26,672,612)

NOTES TO SCHEDULE OF INVESTMENTS

FNMA = Federal National Mortgage Association

TVA = Tennessee Valley Authority

(1)  Rate indicated is the yield to maturity at purchase.


See Notes to Financial Statements                www.americancentury.com      7


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

SEPTEMBER 30, 2000 (UNAUDITED)

ASSETS
Investment securities, at value (identified
  cost of $26,672,612) (Note 3) .............................      $ 26,704,799
Cash ........................................................            87,691
Receivable for capital shares sold ..........................             2,960
Interest receivable .........................................           270,200
                                                                   ------------
                                                                     27,065,650
                                                                   ------------

LIABILITIES
Accrued management fees (Note 2) ............................            10,903
Distribution fees payable (Note 2) ..........................                81
Service fees payable (Note 2) ...............................                81
Dividends payable ...........................................             7,238
Payable for trustees' fees and expenses .....................                62
                                                                   ------------
                                                                         18,365
                                                                   ------------
Net Assets ..................................................      $ 27,047,285
                                                                   ============

NET ASSETS CONSIST OF:
Capital paid in .............................................      $ 27,249,069
Accumulated net realized loss
  on investment transactions ................................          (233,971)
Net unrealized appreciation on
  investments (Note 3) ......................................            32,187
                                                                   ------------
                                                                   $ 27,047,285
                                                                   ============

Investor Class
Net assets ..................................................      $ 26,649,858
Shares outstanding ..........................................         2,828,831
Net asset value per share ...................................      $       9.42

Advisor Class
Net assets ..................................................      $    397,427
Shares outstanding ..........................................            42,185
Net asset value per share ...................................      $       9.42


8      1-800-345-2021                        See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest ....................................................         $ 927,598
                                                                      ---------

Expenses (Note 2):
Management fees .............................................            55,424
Distribution fees -- Advisor Class ..........................               341
Service fees -- Advisor Class ...............................               341
Trustees' fees and expenses .................................               358
                                                                      ---------
                                                                         56,464
                                                                      ---------

Net investment income .......................................           871,134
                                                                      ---------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized loss on investments ............................           (42,852)
Change in net unrealized
  appreciation on investments ...............................            86,193
                                                                      ---------

Net realized and unrealized
  gain on investments .......................................            43,341
                                                                      ---------

Net Increase in Net Assets
  Resulting from Operations .................................         $ 914,475
                                                                      =========


See Notes to Financial Statements               www.americancentury.com      9


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED) AND YEAR ENDED MARCH 31, 2000

                                                   SEPTEMBER 30,      MARCH 31,
Increase in Net Assets                                 2000             2000

OPERATIONS
Net investment income ........................    $    871,134     $    885,152
Net realized loss on investments .............         (42,852)        (120,522)
Change in net unrealized
  appreciation on investments ................          86,193          109,626
                                                  ------------     ------------
Net increase in net assets
  resulting from operations ..................         914,475          874,256
                                                  ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .............................        (860,813)        (881,060)
  Advisor Class ..............................         (10,321)          (4,092)
                                                  ------------     ------------
Decrease in net assets
  from distributions .........................        (871,134)        (885,152)
                                                  ------------     ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets from
  capital share transactions .................       8,216,521        9,807,658
                                                  ------------     ------------

Net increase in net assets ...................       8,259,862        9,796,762

NET ASSETS
Beginning of period ..........................      18,787,423        8,990,661
                                                  ------------     ------------
End of period ................................    $ 27,047,285     $ 18,787,423
                                                  ============     ============


10      1-800-345-2021                        See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Government Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Inflation-Adjusted Treasury Fund (the fund) is one of the eight funds issued by the trust. The fund is diversified under the 1940 Act. The fund's investment objective is to provide a total return consistent with investment in U.S. Treasury inflation-adjusted securities. The fund may also invest in U.S. Treasury securities which are not indexed to inflation for liquidity and total return, or if at any time the manager believes there is an inadequate supply of appropriate Treasury inflation-adjusted securities in which to invest. The following significant accounting policies are in accordance with generally accepted accounting principles; the policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment advisor, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the fund's custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    At March 31, 2000, accumulated net realized capital loss carryovers of $162,117 (expiring in 2006 through 2008) may be used to offset future taxable gains.

    The fund has elected to treat $26,406 of net realized losses incurred in the five month period ended March 31, 2000 as having been incurred in the following fiscal year.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.


                                                www.americancentury.com      11


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category fee range from 0.1625% to 0.2800% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the six month period ended September 30, 2000, the effective annual Investor Class management fee was 0.51%.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the fund under the plan during the six month period ended September 30, 2000 were $682.

    Certain officers and Trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases and sales of U.S. Treasury and Agency obligations, excluding short-term investments, totaled $13,353,031 and $6,437,671, respectively.

    As of September 30, 2000, accumulated net unrealized appreciation was $29,591, based on the aggregate cost of investments for federal income tax purposes of $26,675,208. Accumulated net unrealized depreciation consisted of unrealized appreciation of $119,322 and unrealized depreciation of $89,731.


12      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 2000 (UNAUDITED)

4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                                                      SHARES           AMOUNT
INVESTOR CLASS
Six months ended September 30, 2000
Sold ...........................................      1,271,254    $ 11,856,768
Issued in reinvestment of distributions ........         82,912         778,383
Redeemed .......................................       (502,899)     (4,637,811)
                                                   ------------    ------------
Net increase ...................................        851,267    $  7,997,340
                                                   ============    ============

Year ended March 31, 2000
Sold ...........................................      2,322,695    $ 21,670,799
Issued in reinvestment of distributions ........         83,545         779,006
Redeemed .......................................     (1,376,192)    (12,806,248)
                                                   ------------    ------------
Net increase ...................................      1,030,048    $  9,643,557
                                                   ============    ============

ADVISOR CLASS
Six months ended September 30, 2000
Sold ...........................................         25,803    $    241,574
Issued in reinvestment of distributions ........          1,071          10,065
Redeemed .......................................         (3,558)        (32,458)
                                                   ------------    ------------
Net increase ...................................         23,316    $    219,181
                                                   ============    ============

Year ended March 31, 2000
Sold ...........................................         22,770    $    215,525
Issued in reinvestment of distributions ........            429           3,981
Redeemed .......................................         (5,410)        (55,405)
                                                   ------------    ------------
Net increase ...................................         17,789    $    164,101
                                                   ============    ============

--------------------------------------------------------------------------------
5.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six month period ended September 30, 2000.


                                                www.americancentury.com      13


Inflation-Adjusted Treasury--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                     Investor Class
                                              2000(1)        2000        1999         1998       1997(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .... $     9.41      $     9.48   $     9.63  $     9.74  $    10.00
                                          ----------      ----------   ----------  ----------  ----------
Income From Investment Operations
  Net Investment Income .................       0.38            0.58         0.47        0.44        0.06
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ............       0.01           (0.07)       (0.15)      (0.11)      (0.26)
                                          ----------      ----------   ----------  ----------  ----------
  Total From Investment Operations ......       0.39            0.51         0.32        0.33       (0.20)
                                          ----------      ----------   ----------  ----------  ----------
Distributions
  From Net Investment Income ............      (0.38)          (0.58)       (0.47)      (0.44)      (0.06)
                                          ----------      ----------   ----------  ----------  ----------
Net Asset Value, End of Period .......... $     9.42      $     9.41   $     9.48  $     9.63  $     9.74
                                          ==========      ==========   ==========  ==========  ==========
  Total Return(3) .......................       4.23%           5.52%        3.37%       3.45%      (1.98)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................       0.51%(4)        0.51%        0.49%       0.50%       0.50%(4)
Ratio of Net Investment Income
  to Average Net Assets .................       7.93%(4)        6.06%        4.84%       4.45%       5.03%(4)
Portfolio Turnover Rate .................         30%             52%         127%         69%       --
Net Assets, End of Period
  (in thousands) ........................ $   26,650      $   18,610   $    8,980  $    5,279  $    2,277

(1)  Six months ended September 30, 2000 (unaudited).

(2)  February 10, 1997 (inception) through March 31, 1997.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total return for periods less than one year are not annualized.

(4)  Annualized.


14      1-800-345-2021                       See Notes to Financial Statements


Inflation-Adjusted Treasury--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                     Advisor Class
                                            2000(1)       2000      1999(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .....  $9.41        $9.48       $9.64
                                          ----------   ---------   ----------
Income From Investment Operations
  Net Investment Income ..................   0.37         0.56       0.34
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ......   0.01        (0.07)     (0.16)
                                          ----------   ---------   ----------
  Total From Investment Operations .......   0.38         0.49       0.18
                                          ----------   ---------   ----------
Distributions
  From Net Investment Income .............  (0.37)       (0.56)     (0.34)
                                          ----------   ---------   ----------
Net Asset Value, End of Period ...........  $9.42        $9.41       $9.48
                                          ==========   =========   ==========
  Total Return(3) ........................   4.10%        5.26%      1.94%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................. 0.76%(4)       0.76%    0.74%(4)
Ratio of Net Investment Income
  to Average Net Assets .................. 7.68%(4)       5.81%    4.56%(4)
Portfolio Turnover Rate ..................    30%          52%       127%
Net Assets, End of Period
  (in thousands) .........................   $397         $178        $10

(1)  Six months ended September 30, 2000 (unaudited).

(2)  June 15, 1998 (inception) through March 31, 1999.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total return for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements              www.americancentury.com      15


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


16      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     INFLATION-ADJUSTED TREASURY seeks to provide a total return and inflation protection consistent with an investment in inflation-indexed securities issued by the U.S. Treasury. The fund has no average maturity limitations. Fund shares are not guaranteed by the U.S. government.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The SALOMON U.S. INFLATION-LINKED INDEX is an index of inflation-linked U.S. Treasury securities.

[right margin]

INVESTMENT TEAM LEADERS
  Portfolio Manager
     DAVE SCHROEDER


                                                www.americancentury.com      17


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 14-15.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The fund's net investment income includes both interest and the principal adjustment on inflation-indexed securities. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by the fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

* BASIS POINT -- one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

*   COUPON -- the stated interest rate of a security.

SECURITY TYPES

* U.S. TREASURY INFLATION-INDEXED SECURITIES (TIIS) -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Inflation-indexed bonds have lower interest rates than normal Treasury bonds with similar maturities. But unlike ordinary bonds, inflation-indexed bonds' principal value is adjusted regularly for inflation based on the consumer price index. As a result, the amount of interest paid out changes with the principal adjustments.

* U.S. GOVERNMENT AGENCY INFLATION-INDEXED SECURITIES -- similar to the Treasury securities, but issued by U.S. government agencies such as the Tennessee Valley Authority.


18      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                www.americancentury.com      19


Notes
--------------------------------------------------------------------------------


20      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0011                                 American Century Investment Services, Inc.
SH-SAN-22591                      (c)2000 American Century Services Corporation